UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Universal Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	26

Director and Officer Information	27

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,019.80	$1,021.88	$3.36	$3.36	0.66%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,018.40	1,020.62	4.63	4.63	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the "Portfolio") seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.65%, net of fees, for Class I shares and 5.40%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 7.84%.

Factors Affecting Performance

•  Financial markets were volatile during much of 2011, starting with political upheaval across the Middle East at the beginning of the year. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. Investors then shifted their focus to the U.S. debt ceiling issue in July and Standard & Poor's downgrade of the U.S.'s credit rating from AAA to AA+ in August. Concerns about the European sovereign debt crisis and a slowdown in global growth led to a huge sell-off in risky assets in the second half of the year.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators, the Fed announced in September that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, it will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first few months of the year. Corporate balance sheets were strong, with near all-time highs in margins, cash flow generation and cash on balance sheet. However, in the second half of the year, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. For the year, investment-grade corporate spreads ended the period 80 basis points wider after tightening about 20 basis points in the first few months of the year.

•  The agency mortgage sector underperformed Treasuries with similar durations. In March 2009, the Federal Housing Finance Agency (FHFA) had introduced the Home Affordable Refinance program (HARP) to help borrowers re-finance. To make this program more effective, the FHFA announced improvements to the original HARP program and extended it through December 31, 2013. The agency mortgage-backed securities sector, especially higher coupon mortgages, came under some pressure as the FHFA and the government-sponsored entities (Fannie Mae and Freddie Mac) announced these changes.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 35, 117, 142, and 146 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage-backed securities (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter.

•  Positions in high yield securities and an allocation to non-agency mortgage securities also detracted slightly from performance. These sectors are not represented in the Index.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives (interest only securities, or IOs, and inverse interest only securities, or IIOs).

•  Additionally, interest rate positioning contributed to performance.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive, in our opinion.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the yield curve flattener position profitably in the third quarter.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  In terms of mortgage strategy, the Portfolio has had a position in IO and IIO securities. Prepayment speeds were slow, which was beneficial for this position. We reduced the position toward the end of the year.

•  The Portfolio also had small allocations to relatively riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	5.65%	3.28%	4.06%	5.11%
Barclays Capital U.S. Aggregate Index	7.84	6.50	5.78	6.36
Portfolio – Class II(4)	5.40	3.03	—	3.33
Barclays Capital U.S. Aggregate Index	7.84	6.50	—	5.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays Capital U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors act to discontinue all or a portion of such waiver and/or expense reimbursement when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	22.3%
Industrials	18.3
Other**	18.2
Finance	17.4
Mortgages – Other	7.4
Short-Term Investments	5.7
U.S. Treasury Securities	5.6
Collateralized Mortgage Obligations – Agency Collateral Series	5.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $21,000. Does not include open long/short futures contracts with an underlying face amount of approximately $54,751,000 and net unrealized depreciation of approximately $76,000. Also does not include open swap agreements with net unrealized appreciation of approximately $139,000.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.8%)
Agency Adjustable Rate Mortgage (0.5%)
Federal National Mortgage Association, Conventional Pools:
2.40%, 5/1/35	$777	$819
Agency Bond — Finance (U.S. Government Guaranteed) (1.2%)
US Central Federal Credit Union 1.90%, 10/19/12	2,190	2,221
Agency Fixed Rate Mortgages (22.6%)
Federal Home Loan Mortgage Corporation, Gold Pools:
4.00%, 12/1/41	879	924
5.50%, 5/1/38	2,110	2,292
6.00%, 8/1/37 - 5/1/38	2,221	2,445
6.50%, 9/1/32 - 9/1/36	1,307	1,477
7.50%, 6/1/20 - 5/1/35	158	187
8.00%, 8/1/32	85	103
8.50%, 8/1/31	107	131
Federal National Mortgage Association, Conventional Pools:
4.00%, 11/1/41 - 12/1/41	5,222	5,493
4.50%, 8/1/40 - 10/1/41	11,416	12,163
5.00%, 3/1/37 - 7/1/40	1,157	1,251
5.50%, 5/1/37 - 6/1/37	443	486
6.00%, 3/1/37 - 12/1/38	1,440	1,588
6.50%, 11/1/27 - 10/1/38	136	155
7.00%, 6/1/29 - 11/1/32	87	101
7.50%, 8/1/37	257	307
8.00%, 4/1/33	195	236
8.50%, 10/1/32	180	220
9.50%, 4/1/30	56	67
Government National Mortgage Association, January TBA:
3.50%, 1/25/42 (a)	1,975	2,063
4.00%, 1/25/42 (a)	4,125	4,426
Various Pools:
4.50%, 4/15/39 - 5/15/40	4,225	4,617
9.00%, 1/15/25	7	7
		40,739
Asset-Backed Securities (3.0%)
Ally Master Owner Trust 2.88%, 4/15/15 (b)	600	610
ARI Fleet Lease Trust 1.73%, 8/15/18 (b)(c)	108	108
CLI Funding LLC 4.50%, 3/18/26 (b)	630	609
CVS Pass-Through Trust, 6.04%, 12/10/28	327	341
8.35%, 7/10/31 (b)	191	235
FUEL Trust 4.21%, 4/15/16 (b)	460	464
Santander Drive Auto Receivables Trust 3.06%, 11/15/17	525	525

	Face Amount (000)	Value (000)
SLM Student Loan Trust 4.37%, 4/17/28 (b)	$450	$458
Textainer Marine Containers Ltd. 4.70%, 6/15/26 (b)	475	471
U-Haul S Fleet LLC 4.90%, 10/25/23 (b)	771	800
Westlake Automobile Receivables Trust 5.00%, 5/15/15 (b)	775	777
		5,398
Collateralized Mortgage Obligations — Agency Collateral Series (5.1%)
Federal Home Loan Mortgage Corporation, IO
0.69%, 1/25/21 (c)	6,468	270
IO PAC REMIC
6.19%, 6/15/40 (c)	6,555	1,158
IO REMIC
5.00%, 12/15/20 - 12/15/37	5,725	927
5.86%, 7/15/37 (c)	1,653	251
IO STRIPS
7.50%, 12/1/29	14	2
8.00%, 1/1/28	11	2
Federal National Mortgage Association, IO
6.10%, 9/25/20 (c)	5,037	1,447
IO REMIC
5.00%, 8/25/37	971	69
6.00%, 5/25/33 - 7/25/33	1,255	185
IO STRIPS
8.00%, 4/1/24	11	2
9.00%, 11/1/26	4	1
REMIC
6.61%, 1/25/42 (c)(d)	935	912
7.00%, 9/25/32	151	176
9.06%, 10/25/41 (c)(d)	496	493
Government National Mortgage Association, IO PAC REMIC
4.50%, 6/20/39	1,843	247
IO REMIC
0.84%, 8/20/58 (c)	8,256	248
5.00%, 2/16/41	462	82
5.17%, 6/20/41 (c)	2,698	383
5.77%, 11/16/40 (c)	3,436	694
5.97%, 10/20/37 (c)	2,370	169
6.30%, 6/20/40 (c)	2,625	443
6.32%, 4/16/41 (c)	3,595	673
6.39%, 4/16/41 (c)	2,479	408
		9,242
Commercial Mortgage Backed Securities (4.4%)
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.64%, 4/10/49 (c)	505	473
Bear Stearns Commercial Mortgage Securities 5.36%, 2/11/44	460	358

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (cont'd)
Citigroup Commercial Mortgage Trust (See Note H), 5.70%, 12/10/49 (c)	$850	$839
5.73%, 3/15/49 (c)	270	279
DBUBS Mortgage Trust 5.45%, 7/10/44 (b)(c)	200	183
FREMF Mortgage Trust, 4.89%, 7/25/44 (b)(c)	710	661
5.16%, 2/25/47 (b)(c)	335	302
Greenwich Capital Commercial Funding Corp., 5.48%, 3/10/39	420	396
5.87%, 12/10/49 (c)	1,410	1,256
JP Morgan Chase Commercial Mortgage Securities Corp., 4.17%, 8/15/46	700	754
4.80%, 7/15/46 (b)	500	458
5.89%, 2/12/51 (c)	350	353
6.06%, 2/15/51 (c)	465	435
LB-UBS Commercial Mortgage Trust, 5.28%, 2/15/41 (c)	800	645
6.01%, 9/15/45 (c)	540	510
		7,902
Corporate Bonds (39.9%)
Finance (17.7%)
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)(e)	515	518
Abbey National Treasury Services PLC 3.88%, 11/10/14 (b)	330	310
Aegon N.V. 4.63%, 12/1/15 (e)	425	441
Affiliated Managers Group, Inc. 3.95%, 8/15/38 (e)	241	263
American International Group, Inc. 6.40%, 12/15/20 (e)	550	556
Banco Votorantim SA 5.25%, 2/11/16 (b)	320	325
Barclays Bank PLC, 6.05%, 12/4/17 (b)	290	263
6.75%, 5/22/19	260	289
BBVA Bancomer SA 4.50%, 3/10/16 (b)	475	468
BBVA US Senior SAU 3.25%, 5/16/14 (e)	400	379
Bear Stearns Cos. LLC (The) 7.25%, 2/1/18	320	376
BNP Paribas SA 5.00%, 1/15/21 (e)	390	376
Brandywine Operating Partnership LP 4.95%, 4/15/18	375	370
Brookfield Asset Management, Inc. 5.80%, 4/25/17	175	186
Capital One Bank, USA NA 8.80%, 7/15/19	425	487
Cigna Corp. 2.75%, 11/15/16	455	454

	Face Amount (000)	Value (000)
Citigroup, Inc. (See Note H) 8.50%, 5/22/19	$1,075	$1,267
CNA Financial Corp. 5.75%, 8/15/21	495	506
Coventry Health Care, Inc. 5.45%, 6/15/21	345	384
Credit Suisse, 5.40%, 1/14/20 (e)	875	827
6.00%, 2/15/18 (e)	145	143
Dexus Diversified Trust/Dexus Office Trust 5.60%, 3/15/21 (b)	300	305
Digital Realty Trust LP 4.50%, 7/15/15	605	618
Discover Bank 7.00%, 4/15/20	620	650
ERP Operating LP 4.63%, 12/15/21	125	128
Farmers Exchange Capital 7.05%, 7/15/28 (b)	605	642
Farmers Insurance Exchange 8.63%, 5/1/24 (b)	250	310
General Electric Capital Corp., 5.30%, 2/11/21 (e)	300	321
5.63%, 5/1/18	920	1,032
Series G
6.00%, 8/7/19	700	805
Genworth Financial, Inc. 7.20%, 2/15/21 (e)	300	274
Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	950	982
7.50%, 2/15/19	250	276
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	433
Hartford Financial Services Group, Inc. 5.50%, 3/30/20	305	310
HBOS PLC, Series G
6.75%, 5/21/18 (b)	790	634
Health Care REIT, Inc., 4.75%, 7/15/27	249	285
6.13%, 4/15/20	150	156
HSBC Holdings PLC 5.10%, 4/5/21	1,025	1,091
Intesa Sanpaolo SpA 6.50%, 2/24/21 (b)	280	230
JPMorgan Chase & Co., 4.95%, 3/25/20 (e)	260	277
6.00%, 1/15/18	170	190
6.30%, 4/23/19	115	130
JPMorgan Chase Bank NA 6.00%, 10/1/17	460	495
Lloyds TSB Bank PLC, MTN
5.80%, 1/13/20 (b)	120	114
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)	260	240

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Finance (cont'd)
Macquarie Group Ltd. 6.00%, 1/14/20 (b)	$285	$268
Merrill Lynch & Co., Inc., MTN 6.88%, 4/25/18	1,360	1,343
MetLife, Inc. 7.72%, 2/15/19	180	226
NASDAQ OMX Group, Inc. (The) 5.55%, 1/15/20	150	154
Nationwide Building Society 6.25%, 2/25/20 (b)	725	720
Nationwide Financial Services 5.38%, 3/25/21 (b)	225	221
Nordea Bank AB 4.88%, 5/13/21 (b)	495	419
Platinum Underwriters Finance, Inc., Series B
7.50%, 6/1/17	305	321
Principal Financial Group, Inc. 8.88%, 5/15/19	235	293
Prudential Financial, Inc., 7.38%, 6/15/19 (e)	150	178
MTN 6.63%, 12/1/37	130	143
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)(c)(e)	325	287
Regions Financial Corp. 5.75%, 6/15/15	265	256
Reinsurance Group of America, Inc. 6.45%, 11/15/19	310	349
Santander Holdings USA, Inc. 4.63%, 4/19/16 (e)	135	130
Santander US Debt SA Unipersonal 3.72%, 1/20/15 (b)	500	454
Simon Property Group LP 4.13%, 12/1/21 (e)	325	341
SLM Corp., MTN 6.25%, 1/25/16	370	360
Societe Generale SA 5.20%, 4/15/21 (b)	285	243
Standard Chartered Bank 6.40%, 9/26/17 (b)	305	314
SunTrust Banks, Inc. 3.50%, 1/20/17	305	307
Svenska Handelsbanken AB 3.13%, 7/12/16 (e)	560	564
UBS AG 4.88%, 8/4/20 (e)	380	378
UnitedHealth Group, Inc. 6.63%, 11/15/37	545	702
Ventas Realty LP/Ventas Capital Corp. 4.75%, 6/1/21	600	580
Vornado Realty LP, 3.88%, 4/15/25	243	249
5.00%, 1/15/22	190	192

	Face Amount (000)	Value (000)
Wachovia Bank NA 6.00%, 11/15/17	$265	$293
Wachovia Corp. 5.63%, 10/15/16 (e)	255	278
WEA Finance LLC 4.63%, 5/10/21 (b)	400	393
Wells Operating Partnership II LP 5.88%, 4/1/18	400	411
Willis Group Holdings PLC 4.13%, 3/15/16	400	407
		31,890
Industrials (18.7%)
Alpha Natural Resources, Inc., 6.00%, 6/1/19 (e)	60	59
6.25%, 6/1/21 (e)	180	176
Altria Group, Inc., 4.13%, 9/11/15	335	364
9.25%, 8/6/19	175	235
AMERIGROUP Corp. 7.50%, 11/15/19	250	259
Amgen, Inc., 2.50%, 11/15/16 (e)	265	268
3.88%, 11/15/21	90	91
Anadarko Petroleum Corp. 6.95%, 6/15/19 (e)	235	281
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15	30	32
ArcelorMittal 9.85%, 6/1/19 (e)	255	284
Archer-Daniels-Midland Co. 0.88%, 2/15/14	256	259
AT&T, Inc. 6.30%, 1/15/38	405	499
BAA Funding Ltd. 4.88%, 7/15/21 (b)	485	500
Barrick North America Finance LLC 4.40%, 5/30/21	270	293
BAT International Finance PLC 9.50%, 11/15/18 (b)(e)	330	449
Bemis Co., Inc. 4.50%, 10/15/21	325	345
Best Buy Co., Inc. 3.75%, 3/15/16 (e)	460	454
Bombardier, Inc., 7.50%, 3/15/18 (b)(e)	115	124
7.75%, 3/15/20 (b)	220	241
Boston Scientific Corp. 6.00%, 1/15/20	295	330
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	220	268
CBS Corp. 8.88%, 5/15/19	195	251
CenturyLink, Inc. 6.45%, 6/15/21 (e)	80	80
CF Industries, Inc. 6.88%, 5/1/18	680	780

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Industrials (cont'd)
Chesapeake Energy Corp. 2.50%, 5/15/37	$282	$255
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 6/15/19 (b)(e)	400	368
Comcast Corp., 5.15%, 3/1/20	255	290
5.70%, 5/15/18	120	138
ConAgra Foods, Inc. 8.25%, 9/15/30	360	458
Concho Resources, Inc. 7.00%, 1/15/21	55	59
Constellation Brands, Inc. 7.25%, 9/1/16 (e)	140	155
Continental Resources, Inc. 7.13%, 4/1/21	280	305
Cooper US, Inc. 5.25%, 11/15/12	290	301
Corning, Inc. 7.25%, 8/15/36	195	236
COX Communications, Inc. 8.38%, 3/1/39 (b)(e)	45	60
CRH America, Inc. 6.00%, 9/30/16 (e)	360	385
CSC Holdings LLC 6.75%, 11/15/21 (b)(e)	240	254
Daimler Finance North America LLC 7.30%, 1/15/12	190	190
Darden Restaurants, Inc. 6.20%, 10/15/17	590	677
Delhaize Group SA 5.70%, 10/1/40	366	377
Deutsche Telekom International Finance BV 8.75%, 6/15/30 (e)	165	231
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 7.63%, 5/15/16	150	159
DISH DBS Corp. 7.13%, 2/1/16	220	238
Ecolab, Inc., 3.00%, 12/8/16 (e)	270	280
4.35%, 12/8/21 (e)	95	102
Expedia, Inc. 5.95%, 8/15/20	90	91
Fiserv, Inc. 3.13%, 6/15/16	230	234
FMG Resources August 2006 Pty Ltd., 6.38%, 2/1/16 (b)(e)	205	200
6.88%, 2/1/18 (b)	75	72
Ford Motor Credit Co. LLC 5.00%, 5/15/18 (e)	400	402
Frontier Communications Corp. 8.50%, 4/15/20 (e)	40	41
Gap, Inc. (The) 5.95%, 4/12/21	345	330

	Face Amount (000)	Value (000)
Gazprom OAO Via Gaz Capital SA 6.51%, 3/7/22 (b)	$165	$168
Georgia-Pacific LLC, 7.75%, 11/15/29	195	246
8.88%, 5/15/31	255	351
Gilead Sciences, Inc., 1.00%, 5/1/14	275	302
5.65%, 12/1/41	200	222
Grupo Bimbo SAB de CV 4.88%, 6/30/20 (b)	300	319
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	255	298
Hewlett-Packard Co. 4.65%, 12/9/21 (e)	485	513
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19 (b)	180	186
Home Depot, Inc. 5.88%, 12/16/36	435	548
Hyatt Hotels Corp. 6.88%, 8/15/19 (b)	220	246
Ingram Micro, Inc. 5.25%, 9/1/17	115	119
Intel Corp. 2.95%, 12/15/35	282	295
International Game Technology 3.25%, 5/1/14	236	281
JC Penney Co., Inc. 5.65%, 6/1/20 (e)	120	118
JC Penney Corp., Inc. 6.38%, 10/15/36	251	211
Kinross Gold Corp. 5.13%, 9/1/21 (b)(e)	330	324
KLA-Tencor Corp. 6.90%, 5/1/18	400	462
Kraft Foods, Inc., 5.38%, 2/10/20	425	491
7.00%, 8/11/37	115	154
L-3 Communications Corp. 4.95%, 2/15/21 (e)	395	392
Lafarge SA 6.20%, 7/9/15 (b)	295	300
Lam Research Corp. 1.25%, 5/15/18 (b)	312	294
Life Technologies Corp. 6.00%, 3/1/20	385	431
LyondellBasell Industries 6.00%, 11/15/21 (b)	50	52
Marathon Petroleum Corp. 5.13%, 3/1/21 (e)	190	199
MeadWestvaco Corp. 7.38%, 9/1/19 (e)	95	111
Medtronic, Inc., Series B
1.63%, 4/15/13	269	272
Micron Technology, Inc. 1.88%, 6/1/14	288	276
Microsoft Corp. Zero Coupon, 6/15/13 (b)	256	260

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Industrials (cont'd)
Molson Coors Brewing Co. 2.50%, 7/30/13	$238	$253
NBC Universal Media LLC 5.15%, 4/30/20 (e)	360	402
News America, Inc. 4.50%, 2/15/21 (e)	230	242
Petrobras International Finance Co. 5.75%, 1/20/20 (e)	405	435
QEP Resources, Inc. 6.88%, 3/1/21	200	217
Quest Diagnostics, Inc. 6.95%, 7/1/37	260	324
QVC, Inc. 7.13%, 4/15/17 (b)	365	389
Qwest Corp. 6.88%, 9/15/33 (e)	495	494
RadioShack Corp. 2.50%, 8/1/13 (b)	269	259
Rio Tinto Finance USA Ltd. 9.00%, 5/1/19	95	130
Sable International Finance Ltd. 7.75%, 2/15/17 (b)	380	382
SBA Telecommunications, Inc. 8.25%, 8/15/19	255	279
Sonoco Products Co. 5.75%, 11/1/40	235	252
Symantec Corp., Series B
1.00%, 6/15/13 (e)	233	261
Teck Resources Ltd., 4.75%, 1/15/22 (e)	240	258
6.25%, 7/15/41 (e)	275	319
Telecom Italia Capital SA, 7.00%, 6/4/18 (e)	215	201
7.18%, 6/18/19 (e)	125	117
Telefonica Europe BV 8.25%, 9/15/30	420	463
Telstra Corp., Ltd. 4.80%, 10/12/21 (b)	285	303
Teva Pharmaceutical Finance IV BV 3.65%, 11/10/21 (e)	615	627
Time Warner, Inc., 4.70%, 1/15/21 (e)	290	313
4.75%, 3/29/21 (e)	250	272
4.88%, 3/15/20	100	109
5.88%, 11/15/16	95	110
7.70%, 5/1/32	15	20
Transocean, Inc. 6.38%, 12/15/21 (e)	230	245
Vale Overseas Ltd., 5.63%, 9/15/19	250	277
6.88%, 11/10/39	45	52
Verisk Analytics, Inc. 5.80%, 5/1/21	270	291

	Face Amount (000)	Value (000)
Verizon Communications, Inc., 4.60%, 4/1/21 (e)	$200	$226
4.75%, 11/1/41 (e)	195	211
8.95%, 3/1/39	130	209
Vivendi SA 6.63%, 4/4/18 (b)(e)	240	273
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.75%, 9/15/18 (e)	115	118
Wesfarmers Ltd. 2.98%, 5/18/16 (b)(e)	255	257
Woolworths Ltd. 4.00%, 9/22/20 (b)	335	346
WPP Finance 2010 4.75%, 11/21/21 (b)	260	259
WPP Finance UK 8.00%, 9/15/14	170	189
Wyndham Worldwide Corp. 5.63%, 3/1/21	390	403
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%, 8/15/20 (e)	520	580
		33,618
Utilities (3.5%)
CMS Energy Corp. 6.25%, 2/1/20	635	670
EDF SA 4.60%, 1/27/20 (b)(e)	210	215
Enel Finance International N.V. 5.13%, 10/7/19 (b)	675	604
Energy Transfer Partners LP 9.00%, 4/15/19	265	316
Enterprise Products Operating LLC, 5.25%, 1/31/20	110	122
Series N
6.50%, 1/31/19	370	431
EQT Corp., 4.88%, 11/15/21	250	253
8.13%, 6/1/19	115	135
Exelon Generation Co. LLC 6.25%, 10/1/39	850	1,039
FirstEnergy Solutions Corp. 6.05%, 8/15/21 (e)	525	584
Iberdrola Finance Ireland Ltd. 5.00%, 9/11/19 (b)	450	440
Kinder Morgan Finance Co. ULC 5.70%, 1/5/16	340	349
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.25%, 6/15/22 (e)	150	158
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36 (e)	310	370
8.75%, 5/1/19	185	237

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Utilities (cont'd)
PPL WEM Holdings PLC 3.90%, 5/1/16 (b)	$400	$401
		6,324
		71,832
Mortgages — Other (7.6%)
American Home Mortgage Investment Trust 0.47%, 12/25/46 (c)	1,755	876
Banc of America Alternative Loan Trust, 5.86%, 10/25/36 (c)	769	476
5.91%, 10/25/36 (c)	1,320	795
6.00%, 4/25/36	856	832
Banc of America Funding Corp. 0.66%, 8/25/36 (c)	395	331
Chase Mortgage Finance Corp. 6.00%, 11/25/36	789	651
Chaseflex Trust 6.00%, 2/25/37	1,047	708
Countrywide Alternative Loan Trust 0.64%, 9/25/35 (c)	1,064	508
Countrywide Home Loan Mortgage Pass-Through Trust
0.59%, 4/25/46 (c)	1,347	351
First Horizon Alternative Mortgage Securities 6.25%, 8/25/36	502	330
GMAC Mortgage Corp. Loan Trust 4.25%, 7/25/40 (b)	8	8
GS Mortgage Securities Corp. 7.50%, 9/25/36 (b)(c)	590	449
GSR Mortgage Loan Trust 5.75%, 1/25/37	800	725
JP Morgan Mortgage Trust, 6.00%, 6/25/37	493	443
6.25%, 7/25/36	722	677
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36	1,248	1,127
6.50%, 9/25/37	1,040	705
Luminent Mortgage Trust 0.43%, 1/25/37 (c)	1,264	659
Residential Accredit Loans, Inc. 0.79%, 3/25/35 (c)	586	313
Structured Asset Mortgage Investments, Inc. 0.52%, 8/25/36 (c)	1,281	278
WaMu Mortgage Pass-Through Certificates, 0.98%, 5/25/47 (c)	1,563	899
1.19%, 7/25/46 (c)	988	571
5.28%, 6/25/37 (c)	1,322	908
		13,620
Municipal Bonds (1.6%)
Chicago, IL, Transit Authority 6.20%, 12/1/40	255	288
City of Chicago, IL 6.40%, 1/1/40	100	123

	Face Amount (000)	Value (000)
City of New York, NY, Series G-1
5.97%, 3/1/36	$215	$256
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	630	747
Municipal Electric Authority of Georgia, 6.64%, 4/1/57	220	233
6.66%, 4/1/57	415	426
New York City Transitional Finance Authority 5.27%, 5/1/27	210	262
State of California, General Obligation Bonds
5.95%, 4/1/16	485	547
		2,882
Sovereign (1.2%)
Bermuda Government International Bond 5.60%, 7/20/20 (b)	300	337
Brazilian Government International Bond 6.00%, 1/17/17	560	655
Korea Development Bank, 3.88%, 5/4/17 (e)	200	198
4.38%, 8/10/15	335	345
Korea Finance Corp. 4.63%, 11/16/21	420	419
Qatar Government International Bond 4.00%, 1/20/15 (b)	275	289
		2,243
U.S. Agency Securities (3.0%)
Federal Home Loan Mortgage Corporation 6.75%, 3/15/31	420	633
Federal National Mortgage Association, 1.25%, 9/28/16	850	854
2.50%, 5/15/14	2,000	2,089
5.38%, 6/12/17	1,580	1,911
		5,487
U.S. Treasury Securities (5.7%)
U.S. Treasury Bond 3.50%, 2/15/39	4,900	5,512
U.S. Treasury Note 2.25%, 3/31/16	4,400	4,694
		10,206
Total Fixed Income Securities (Cost $168,883)		172,591
	Shares
Short-Term Investments (13.8%)
Securities held as Collateral on Loaned Securities (8.0%)
Investment Company (5.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	10,605,998	10,606

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (2.1%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $456; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $465)	$456	$456
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $3,383; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $3,451)	3,383	3,383
		3,839
Total Securities held as Collateral on Loaned Securities (Cost $14,445)		14,445
	Shares
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $2,102)	2,101,866	2,102
	Face Amount (000)
U.S. Treasury Securities (4.6%)
U.S. Treasury Bills,
0.02%, 3/22/12 (f)(g)	$2,021	2,021
0.05%, 6/7/12 (f)	6,350	6,349
(Cost $8,369)
		8,370
Total Short-Term Investments (Cost $24,916)		24,917
Total Investments (109.6%) (Cost $193,799) Including $14,286 of Securities Loaned (h)		197,508
Liabilities in Excess of Other Assets (-9.6%)		(17,292)
Net Assets (100.0%)		$180,216

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2011.

(e)  All or a portion of this security was on loan at December 31, 2011.

(f)  Rate shown is the yield to maturity at December 31, 2011.

(g)  All or a portion of the security was pledged as collateral for swap agreements.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	CHF	380	$405	1/20/12	USD	411	$411	$6
JPMorgan Chase Bank	SEK	1,895	275	1/20/12	USD	281	281	6
UBS AG	USD	948	948	1/20/12	NOK	5,475	915	(33)
			$1,628				$1,607	$(21)

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	126	$27,789	Mar-12	$15
U.S. Treasury 5 yr. Note	57	7,026	Mar-12	29
U.S. Treasury Ultra Long Bond	14	2,242	Mar-12	12
Short:
U.S. Treasury 10 yr. Note	125	(16,391)	Mar-12	(124)
U.S. Treasury 30 yr. Bond	9	(1,303)	Mar-12	(8)
				$(76)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	9,180	$409
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$12,300	(500)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	11,595	(407)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$15,255	551
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	278,103	445
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		130,890	104
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		325,843	(498)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	7,204	457
Credit Suisse	3 Month CDOR	Pay	4.12	9/8/20		5,196	343
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		29,280	(765)
							$139

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$819	$—	$819
Agency Bond – Finance (U.S. Government Guaranteed)	—	2,221	—	2,221
Agency Fixed Rate Mortgages	—	40,739	—	40,739
Asset-Backed Securities	—	5,398	—	5,398
Collateralized Mortgage Obligations – Agency Collateral Series	—	9,242	—	9,242
Commercial Mortgage Backed Securities	—	7,902	—	7,902
Corporate Bonds	—	71,832	—	71,832
Mortgages – Other	—	13,620	—	13,620
Municipal Bonds	—	2,882	—	2,882
Sovereign	—	2,243	—	2,243
U.S. Agency Securities	—	5,487	—	5,487
U.S. Treasury Securities	—	10,206	—	10,206
Total Fixed Income Securities	—	172,591	—	172,591

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$12,708	$—	$—	$12,708
Repurchase Agreements	—	3,839	—	3,839
U.S. Treasury Securities	—	8,370	—	8,370
Total Short-Term Investments	12,708	12,209	—	24,917
Foreign Currency Exchange Contracts	—	12	—	12
Futures Contracts	56	—	—	56
Interest Rate Swap Agreements	—	2,309	—	2,309
Total Assets	12,764	187,121	—	199,885
Liabilities:
Foreign Currency Exchange Contracts	—	(33)	—	(33)
Futures Contracts	(132)	—	—	(132)
Interest Rate Swap Agreements	—	(2,170)	—	(2,170)
Total Liabilities	(132)	(2,203)	—	(2,335)
Total	$12,632	$184,918	$—	$197,550

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $178,802)	$182,415
Investment in Securities of Affiliated Issuers, at Value (Cost $14,997)	15,093
Total Investments in Securities, at Value (Cost $193,799)	197,508
Cash	110
Receivable for Investments Sold	2,850
Unrealized Appreciation on Swap Agreements	2,309
Interest Receivable	1,488
Receivable for Variation Margin	74
Receivable for Portfolio Shares Sold	43
Receivable from Affiliate	16
Unrealized Appreciation on Foreign Currency Exchange Contracts	12
Tax Reclaim Receivable	4
Other Assets	2
Total Assets	204,416
Liabilities:
Collateral on Securities Loaned, at Value	14,550
Payable for Investments Purchased	6,479
Unrealized Depreciation on Swap Agreements	2,170
Due to Broker	600
Payable for Investment Advisory Fees	171
Payable for Portfolio Shares Redeemed	84
Payable for Administration Fees	38
Unrealized Depreciation on Foreign Currency Exchange Contracts	33
Payable for Professional Fees	20
Payable for Custodian Fees	10
Distribution Fees — Class II Shares	9
Payable for Directors' Fees and Expenses	5
Other Liabilities	31
Total Liabilities	24,200
NET ASSETS	$180,216
Net Assets Consist of:
Paid-in-Capital	$246,227
Undistributed Net Investment Income	8,098
Accumulated Net Realized Loss	(77,843)
Unrealized Appreciation (Depreciation) on:
Investments	3,613
Investments in Affiliates	96
Futures Contracts	(76)
Swap Agreements	139
Foreign Currency Exchange Contracts	(21)
Foreign Currency Translations	(17)
Net Assets	$180,216
CLASS I:
Net Assets	$131,361
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,885,813 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.19
CLASS II:
Net Assets	$48,855
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,801,921 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.17
(1) Including:
Securities on Loan, at Value:	$14,286

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $3 Foreign Taxes Withheld)	$8,541
Interest from Securities of Affiliated Issuers	144
Income from Securities Loaned — Net	32
Dividends from Security of Affiliated Issuer	9
Total Investment Income	8,726
Expenses:
Investment Advisory Fees (Note B)	718
Administration Fees (Note C)	478
Distribution Fees — Class II Shares (Note D)	171
Custodian Fees (Note F)	63
Professional Fees	55
Pricing Fees	43
Directors' Fees and Expenses	6
Shareholder Reporting Fees	(68)*
Other Expenses	15
Total Expenses	1,481
Distribution Fees — Class II Shares Waived (Note D)	(49)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	1,422
Net Investment Income	7,304
Realized Gain (Loss):
Investments Sold	6,637
Investments in Affiliates	751
Foreign Currency Exchange Contracts	10
Foreign Currency Transactions	9
Futures Contracts	(498)
Swap Agreements	(1,872)
Net Realized Gain	5,037
Change in Unrealized Appreciation (Depreciation):
Investments	(1,747)
Investments in Affiliates	(825)
Foreign Currency Exchange Contracts	(15)
Foreign Currency Translations	(18)
Futures Contracts	(62)
Swap Agreements	787
Net Change in Unrealized Appreciation (Depreciation)	(1,880)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,157
Net Increase in Net Assets Resulting from Operations	$10,461

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,304	$7,205
Net Realized Gain	5,037	5,804
Net Change in Unrealized Appreciation (Depreciation)	(1,880)	1,779
Net Increase in Net Assets Resulting from Operations	10,461	14,788
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,145)	(9,768)
Class II:
Net Investment Income	(1,691)	(2,427)
Total Distributions	(6,836)	(12,195)
Capital Share Transactions:(1)
Class I:
Subscribed	82,462	77,619
Distributions Reinvested	5,145	9,768
Redeemed	(112,994)	(106,367)
Class II:
Subscribed	13,459	17,102
Distributions Reinvested	1,691	2,427
Redeemed	(15,435)	(16,104)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(25,672)	(15,555)
Total Decrease in Net Assets	(22,047)	(12,962)
Net Assets:
Beginning of Period	202,263	215,225
End of Period (Including Undistributed Net Investment Income of $8,098 and $6,840)	$180,216	$202,263
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,104	7,757
Shares Issued on Distributions Reinvested	514	1,014
Shares Redeemed	(11,125)	(10,623)
Net Decrease in Class I Shares Outstanding	(2,507)	(1,852)
Class II:
Shares Subscribed	1,330	1,712
Shares Issued on Distributions Reinvested	169	252
Shares Redeemed	(1,526)	(1,616)
Net Increase (Decrease) in Class II Shares Outstanding	(27)	348

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.01		$9.92		$9.90		$11.59	$11.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.34		0.33		0.49	0.55
Net Realized and Unrealized Gain (Loss)	0.17		0.36		0.58		(1.67)	0.06
Total from Investment Operations	0.56		0.70		0.91		(1.18)	0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.61)		(0.89)		(0.51)	(0.42)
Net Asset Value, End of Period	$10.19		$10.01		$9.92		$9.90	$11.59
Total Return ++	5.65%		7.14%		9.64%		(10.20)%	5.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$131,361		$154,029		$171,120		$193,344	$270,733
Ratio of Expenses to Average Net Assets(1)	0.67	%+††	0.69	%+††	0.69	%+	0.66%+	0.65%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.69	%+††	N/A		N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	3.89	%+††	3.44	%+††	3.34	%+	4.65%+	4.83%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.01%
Portfolio Turnover Rate	240%		294%		433%		447%	162%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.76	%+††	0.72	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		3.38	%+††	3.31	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.99		$9.84		$9.81		$11.48	$11.31
Income (Loss) from Investment Operations:
Net Investment Income†	0.37		0.32		0.28		0.46	0.50
Net Realized and Unrealized Gain (Loss)	0.16		0.35		0.59		(1.64)	0.08
Total from Investment Operations	0.53		0.67		0.87		(1.18)	0.58
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.52)		(0.84)		(0.49)	(0.41)
Net Asset Value, End of Period	$10.17		$9.99		$9.84		$9.81	$11.48
Total Return ++	5.40%		6.86%		9.38%		(10.46)%	5.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,855		$48,234		$44,105		$327,352	$364,577
Ratio of Expenses to Average Net Assets(1)	0.92	%+††	0.94	%+††	0.94	%+	0.91%+	0.90	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.94	%+††	N/A		N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	3.64	%+††	3.19	%+††	2.87	%+	4.38%+	4.42	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.01%
Portfolio Turnover Rate	240%		294%		433%		447%	162%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03	%††	1.11	%+††	1.07	%+	1.01%+	1.00	%+
Net Investment Income to Average Net Assets	3.53	%††	3.03	%+††	2.74	%+	4.28%+	4.32	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-backed securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management and/or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") "Balance Sheet" (ASC 210). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation/Depreciation on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)	Foreign Currency Exchange Contracs (000)
Assets:
Currency Risk	Receivables	$—	$—	$12
Interest Rate Risk	Receivables	56	2,309	—
Total Receivables		$56	$2,309	$12
Liabilities:
Currency Risk	Payables	$—	$—	$(33)
Interest Rate Risk	Payables	(132)	(2,170)	—
Total Payables		$(132)	$(2,170)	$(33)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$10
Interest Rate Risk	Futures Contracts	(498)
Interest Rate Risk	Swap Agreements	(1,872)
Total		$(2,360)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$(15)
Interest Rate Risk	Futures Contracts	(62)
Interest Rate Risk	Swap Agreements	787
Total		$710

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was approximately $8,054,000, the average monthly original value of futures contracts was approximately $57,069,000 and the average monthly notional amount of swap agreements was approximately $166,879,000.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2011 were approximately $14,286,000 and $14,550,000, respectively. The

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Portfolio received cash collateral of approximately $14,550,000, of which approximately $14,445,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2011, there was uninvested cash collateral of approximately $105,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $49,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,837	$—	$12,195	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$790	$(790)	$—

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,080	$—

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$194,224	$20,915	$(17,631)	$3,284

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused capital losses, of approximately $76,959,000, of which $45,847,000 will expire on December 31, 2016 and $31,112,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,864,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $69,640,000 and $69,139,000, respectively. For the year ended December 31, 2011, purchases and sales of long-term U.S. Government securities were approximately $377,294,000 and $406,508,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$24,482	$239,620	$251,394	$9	$12,708

For the year ended December 31, 2011, the Portfolio had transactions with Citigroup, Inc., and its affiliated

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

broker/dealers which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act.

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (Loss) (000)	Interest Income (000)	Value December 31, 2011 (000)
$4,111	$1,133	$2,779	$751	$144	$2,385

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 57.3% and 96.4%, for Class I and Class II shares, respectively.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then added. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then added, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

30

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
IU12-00237P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples	2

Investment Overview	3

Portfolio of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	22

Federal Income Tax Information	23

Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,020.20	$1,019.96	$5.30	$5.30	1.04%
Emerging Markets Debt Portfolio Class II	1,000.00	1,019.70	1,019.71	5.55	5.55	1.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 7.03%, net of fees, for Class I shares and 6.88%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned 8.46%.

Factors Affecting Performance

•  The first three months of 2011 were volatile, with a number of unexpected global events from political turmoil in the Middle East and Africa, to the Japan earthquake, to the precarious fiscal situation in Europe. During the period, emerging market central banks adopted divergent tightening strategies. The central banks of some countries, such as Chile and Israel, surprised the market by stepping up the pace of rate hikes; others such as Brazil and Turkey tightened regulations in lieu of rate hikes.

•  In the second quarter of 2011, developed market worries began to take center stage as European officials lacked a clear resolution to Greece's sovereign-debt crisis and U.S. economic data disappointed. In addition to Greece, other peripheral Europe countries showed significant signs of stress, including Portugal, Italy and Spain. Despite this, emerging market (EM) asset classes performed well with EM external debt slightly outpacing EM local currency debt. Inflation continued to be an important concern in the emerging markets as rising food and energy prices prompted emerging market central banks to remain vigilant. Against this backdrop, many emerging market central banks resumed monetary tightening policies to combat inflationary pressures.

•  Global risk sentiment further weakened in the third quarter due to increased concerns about significant economic slowing in the developed world and the European sovereign debt crisis despite signs of economic progress in the U.S. EM assets in general came under immense pressure in September as investors shed all risk assets in favor of traditional "safe havens," the U.S. dollar and U.S. Treasuries. Volatility in the emerging markets was high as the markets experienced bouts of disappointment, highlighting the need for stronger leadership and policies from the G-10 countries to lift investor confidence.

•  Risk sentiment rebounded in October due to signs that U.S. recession risks were receding and improved sentiment towards steps taken by European policymakers to put Europe on the path to resolving its credit crisis. Emerging market currencies retraced some of the previous month's declines versus the U.S. dollar after September's currency sell-off had battered risky assets. November and December re-introduced market pessimism about the likelihood of a comprehensive European debt solution and the related rising downside risks to global growth. Emerging market currencies, notably those that move with the euro, fell against the U.S. dollar due to concerns about the impact of Europe's troubles on the rest of the world.

•  Over the course of the year, the risk premium on the Index widened 137 basis points to 426 basis points above U.S. Treasuries. The Index (which tracks the performance of U.S. dollar-denominated debt instruments issued by emerging markets) generated a total return of 8.46%. The J.P. Morgan GBI-EM Global Diversified Index (which tracks local currency government bonds issued by emerging markets) returned –1.75%. Index returns attributable to foreign currency exposure were –939 basis points. EM corporate debt, as measured by the J.P. Morgan CEMBI Broad Diversified Index, was up 2.32%.

•  Underweight exposure to Chile, the Philippines, and Uruguay as well as overweight exposure to Ukraine detracted from relative performance. Chile, the world's top copper producer, benefited from supportive copper prices. The Philippines benefited from steps taken to reduce its budget deficit and keep inflation in check. Uruguay's economy soared 7.5% year-over-year in the third quarter of 2011, its strongest result in 2011, while unemployment declined steadily, reflecting economic strength. Exposure to Mexican and Russian corporates also hurt relative performance.

•  The Portfolio benefited from overweight exposure to Brazil and Venezuela as well as underweight exposure to Hungary and Turkey. Brazil benefited from high commodity prices, while Venezuela benefited from supportive oil prices in particular and a positive record of servicing debt. Hungarian assets fell under immense pressure due to a growing unease with the country's unorthodox economic policies, which lead to several sovereign rating downgrades to non-investment grade status. Turkey faced downward pressure from the euro-zone debt crisis as it continued to be punished for its economic ties to Western Europe. The

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

sale of distressed assets in Indonesia and security selection in Argentina also contributed to relative performance.

Management Strategies

•  We expect growth in the developed world to remain well below potential in 2012. Furthermore, the risk of a recession in the developed world has increased significantly, reflecting increased policy uncertainty in the U.S. and Europe. The unresolved fiscal troubles in the U.S. and in Europe, and the apparent lack of political consensus to resolve them, are likely to result in bouts of high volatility and risk aversion in the near future, while depressing growth in the next couple of quarters.

•  We expect developed market central banks to continue to provide liquidity as needed, supporting commodity prices and capital inflows into EM countries, somewhat offsetting the negative impact of heightened risk aversion and sub-par growth in the developed world. We expect EM countries to show resilient, albeit lower growth in the next couple of quarters, aided by robust domestic policies and supportive terms of trade and capital inflows. Subsiding inflationary pressures and balanced growth will likely allow EM central banks to continue to adopt looser monetary policies in coming months.

•  In our view, sovereign risk premiums remain too high relative to the fundamental macroeconomic strength of most emerging economies. In addition, we believe there are pockets of undervaluation in certain Asian and commodity currencies.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	7.03%	6.74%	10.23%	7.93%
J.P. Morgan Emerging Markets Bond Global Index	8.46	8.08	11.04	9.35
Portfolio – Class II(4)	6.88	6.66	—	10.24
J.P. Morgan Emerging Markets Bond Global Index	8.46	8.08	—	10.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	79.5%
Short-Term Investments	14.7
Corporate Bonds	5.7
Other**	0.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $19,669,000 and net unrealized appreciation of approximately $175,000. Also does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $1,000.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (83.8%)
Argentina (3.4%)
Sovereign (3.4%)
Argentina Bonos, 7.00%, 10/3/15		$10,510	$9,676
Belarus (0.3%)
Sovereign (0.3%)
Republic of Belarus, 8.75%, 8/3/15		720	634
8.95%, 1/26/18		400	346
			980
Belize (0.1%)
Sovereign (0.1%)
Government of Belize, 6.00%, 2/20/29		619	377
Brazil (11.5%)
Corporate Bonds (2.7%)
Banco Safra Cayman Islands Ltd., 6.75%, 1/27/21 (a)		1,280	1,370
6.75%, 1/27/21 (b)		1,320	1,412
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21 (a)(b)		2,210	2,307
Odebrecht Finance Ltd., 6.00%, 4/5/23 (a)		2,610	2,630
			7,719
Sovereign (8.8%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (a)		1,360	1,477
5.50%, 7/12/20		2,000	2,172
6.37%, 6/16/18 (a)		788	889
Brazilian Government International Bond, 4.88%, 1/22/21		1,070	1,201
5.88%, 1/15/19		7,507	8,915
7.13%, 1/20/37		4,550	6,302
8.00%, 1/15/18		82	97
8.88%, 10/14/19		3,075	4,290
			25,343
			33,062
Chile (1.3%)
Corporate Bond (0.6%)
Banco Santander Chile, 6.50%, 9/22/20	CLP	884,500	1,681
Sovereign (0.7%)
Chile Government International Bond, 5.50%, 8/5/20		1,023,000	2,063
			3,744
Colombia (2.7%)
Sovereign (2.7%)
Colombia Government International Bond, 4.38%, 7/12/21		$3,150	3,402
7.38%, 3/18/19		540	683
11.75%, 2/25/20		2,390	3,764
			7,849

	Face Amount (000)	Value (000)
Croatia (0.6%)
Sovereign (0.6%)
Croatia Government International Bond, 6.63%, 7/14/20	$850	$797
6.63%, 7/14/20 (a)	920	862
		1,659
Dominican Republic (0.4%)
Sovereign (0.4%)
Dominican Republic International Bond, 7.50%, 5/6/21 (a)	420	415
9.04%, 1/23/18	667	733
		1,148
Ecuador (0.7%)
Sovereign (0.7%)
Ecuador Government International Bond, 9.38%, 12/15/15	1,970	1,985
Ghana (1.1%)
Sovereign (1.1%)
Republic of Ghana, 8.50%, 10/4/17 (a)	1,296	1,426
8.50%, 10/4/17	1,570	1,727
		3,153
India (0.2%)
Corporate Bond (0.2%)
Reliance Holdings USA, Inc., 6.25%, 10/19/40 (a)	660	589
Indonesia (5.4%)
Sovereign (5.4%)
Indonesia Government International Bond, 6.88%, 1/17/18 (a)	250	296
7.75%, 1/17/38	600	816
7.75%, 1/17/38 (a)	2,926	3,979
11.63%, 3/4/19 (a)	640	949
11.63%, 3/4/19	2,000	2,965
Majapahit Holding BV, 7.75%, 1/20/20	5,560	6,484
		15,489
Ivory Coast (0.3%)
Sovereign (0.3%)
Ivory Coast Government International Bond, 3.75%, 12/31/32 (c)	1,467	741
Kazakhstan (3.8%)
Sovereign (3.8%)
Development Bank of Kazakhstan JSC, 5.50%, 12/20/15	210	209
5.50%, 12/20/15 (a)	1,150	1,144
Intergas Finance BV, 6.38%, 5/14/17	410	420
KazMunayGas National Co., 6.38%, 4/9/21	1,150	1,170
6.38%, 4/9/21 (a)(b)	2,140	2,177
9.13%, 7/2/18	2,280	2,668
9.13%, 7/2/18 (a)	2,610	3,054
		10,842

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Lithuania (0.8%)
Sovereign (0.8%)
Lithuania Government International Bond, 6.13%, 3/9/21 (a)		$380	$380
7.38%, 2/11/20		1,680	1,823
			2,203
Malaysia (0.8%)
Sovereign (0.8%)
Malaysia Government Bond, 3.21%, 5/31/13	MYR	7,500	2,376
Mexico (12.5%)
Corporate Bonds (0.6%)
Cemex SAB de CV, 9.00%, 1/11/18		$300	241
9.00%, 1/11/18 (a)(b)		1,830	1,468
			1,709
Sovereign (11.9%)
Mexican Bonos, 8.00%, 6/11/20	MXN	63,620	5,077
Mexico Government International Bond, 5.63%, 1/15/17		$689	796
5.95%, 3/19/19		5,872	7,008
6.05%, 1/11/40		2,140	2,627
6.75%, 9/27/34		3,871	5,061
Pemex Project Funding Master Trust, 6.63%, 6/15/35 - 6/15/38		2,901	3,316
8.63%, 12/1/23		1,350	1,708
Petroleos Mexicanos, 5.50%, 1/21/21 (b)		6,320	6,889
8.00%, 5/3/19		1,176	1,473
			33,955
			35,664
Namibia (0.4%)
Sovereign (0.4%)
Namibia International Bond, 5.50%, 11/3/21 (a)		1,030	1,056
Pakistan (0.2%)
Sovereign (0.2%)
Islamic Republic of Pakistan, 6.88%, 6/1/17		752	553
Panama (1.8%)
Sovereign (1.8%)
Panama Government International Bond, 5.20%, 1/30/20		2,050	2,332
8.88%, 9/30/27		1,183	1,780
9.38%, 4/1/29		740	1,180
			5,292
Peru (1.2%)
Sovereign (1.2%)
Peruvian Government International Bond, 7.35%, 7/21/25		1,450	1,929
8.75%, 11/21/33		955	1,461
			3,390

	Face Amount (000)	Value (000)
Philippines (4.8%)
Sovereign (4.8%)
Philippine Government International Bond, 4.00%, 1/15/21	$7,382	$7,604
8.38%, 6/17/19	2,171	2,866
9.50%, 2/2/30	2,071	3,192
		13,662
Russia (9.1%)
Corporate Bonds (1.3%)
Metalloinvest Finance Ltd., 6.50%, 7/21/16 (a)	1,250	1,125
Novatek Finance Ltd., 6.60%, 2/3/21 (a)	640	648
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21 (a)	1,310	1,126
VimpelCom Holdings BV, 7.50%, 3/1/22 (a)	840	710
		3,609
Sovereign (7.8%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17 (a)	1,401	1,404
6.30%, 5/15/17	3,200	3,208
7.18%, 5/16/13	10	10
7.18%, 5/16/13 (a)	1,210	1,263
Russian Foreign Bond — Eurobond, 5.00%, 4/29/20	7,600	7,860
7.50%, 3/31/30 (a)	525	611
7.50%, 3/31/30	2,939	3,420
12.75%, 6/24/28	2,700	4,617
		22,393
		26,002
Senegal (0.1%)
Sovereign (0.1%)
Senegal Goverment International Bond, 8.75%, 5/13/21 (a)	450	448
South Africa (1.2%)
Sovereign (1.2%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (a)	3,278	3,352
Sri Lanka (0.4%)
Sovereign (0.4%)
Sri Lanka Government International Bond, 6.25%, 10/4/20 (a)	510	513
6.25%, 10/4/20	639	642
		1,155
Turkey (5.6%)
Corporate Bond (0.3%)
Export Credit Bank of Turkey, 5.38%, 11/4/16 (a)	780	772

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Turkey (cont'd)
Sovereign (5.3%)
Turkey Government International Bond, 5.63%, 3/30/21 (b)	$7,230	$7,348
6.88%, 3/17/36	3,879	4,063
7.00%, 3/11/19	355	395
7.50%, 7/14/17	998	1,128
11.88%, 1/15/30	1,340	2,199
		15,133
		15,905
Ukraine (3.9%)
Sovereign (3.9%)
Ukraine Government International Bond, 6.58%, 11/21/16	2,866	2,522
6.75%, 11/14/17	3,490	3,019
7.75%, 9/23/20 (b)	2,900	2,523
7.75%, 9/23/20 (a)(b)	3,620	3,149
		11,213
Uruguay (0.3%)
Sovereign (0.3%)
Uruguay Government International Bond, 8.00%, 11/18/22	640	880
Venezuela (8.9%)
Sovereign (8.9%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	15,520	11,741
Venezuela Government International Bond, 6.00%, 12/9/20	880	542
7.00%, 3/31/38	1,079	629
7.65%, 4/21/25	3,450	2,156
9.00%, 5/7/23	1,450	1,044
9.25%, 9/15/27 (b)	12,879	9,369
		25,481
Total Fixed Income Securities (Cost $232,175)		239,926
	No. of Warrants
Warrants (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (d)(e)	750	135
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (d)(e)	3,750	103
Total Warrants (Cost $—)		238
	Shares
Short-Term Investments (24.0%)
Securities held as Collateral on Loaned Securities (9.5%)
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	19,945,856	19,946

	Face Amount (000)	Value (000)
Repurchase Agreements (2.5%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $856; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $874)	$856	$856
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $6,363; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $6,490)	6,363	6,363
		7,219
Total Securities held as Collateral on Loaned Securities (Cost $27,165)		27,165
	Shares
Investment Company (14.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $41,414)	41,413,794	41,414
Total Short-Term Investments (Cost $68,579)		68,579
Total Investments (107.9%) (Cost $300,754) Including $26,837 of Securities Loaned (f)		308,743
Liabilities in Excess of Other Assets (-7.9%)		(22,575)
Net Assets (100%)		$286,168

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2011.

(c)  Issuer is in default.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

(e)  Security has been deemed illiquid at December 31, 2011.

(f)  Securities are available for collateral in connection with open foreign currency exchange contracts and futures contracts.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	982	$982	1/20/12	CLP	510,832	$981	$(1)

CLP   — Chilean Peso

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

USD  — United States Dollar

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	150	$19,669	Mar-12	$175

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$16,079	$—	$16,079
Sovereign	—	223,847	—	223,847
Total Fixed Income Securities	—	239,926	—	239,926
Warrants	—	238	—	238
Short-Term Investments
Investment Companies	61,360	—	—	61,360
Repurchase Agreements	—	7,219	—	7,219
Total Short-Term Investments	61,360	7,219	—	68,579

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Futures Contracts	$175	$—	$—	$175
Total Assets	61,535	247,383	—	308,918
Liabilities:
Foreign Currency Exchange Contracts	—	(1)	—	(1)
Total Liabilities	—	(1)	—	(1)
Total	$61,535	$247,382	$—	$308,917

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $239,394)	$247,383
Investment in Security of Affiliated Issuer, at Value (Cost $61,360)	61,360
Total Investments in Securities, at Value (Cost $300,754)	308,743
Cash	197
Foreign Currency, at Value (Cost $308)	298
Interest Receivable	4,562
Receivable for Variation Margin	303
Receivable for Portfolio Shares Sold	240
Receivable from Affiliate	3
Other Assets	1
Total Assets	314,347
Liabilities:
Collateral on Securities Loaned, at Value	27,362
Payable for Investment Advisory Fees	521
Payable for Portfolio Shares Redeemed	189
Payable for Administration Fees	60
Payable for Professional Fees	18
Payable for Custodian Fees	6
Payable for Directors' Fees and Expenses	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	1
Distribution Fees — Class II Shares	1
Other Liabilities	17
Total Liabilities	28,179
NET ASSETS	$286,168
Net Assets Consist of:
Paid-in-Capital	$270,298
Undistributed Net Investment Income	9,687
Accumulated Net Realized Loss	(1,967)
Unrealized Appreciation (Depreciation) on:
Investments	7,989
Futures Contracts	175
Foreign Currency Exchange Contracts	(1)
Foreign Currency Translations	(13)
Net Assets	$286,168
CLASS I:
Net Assets	$255,316
Net Asset Value, Offering and Redemption Price Per Share Applicable to 30,735,327 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.31
CLASS II:
Net Assets	$30,852
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,735,007 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.26
(1) Including:
Securities on Loan, at Value:	$26,837

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $12 Foreign Taxes Withheld)	$15,818
Dividends from Securities of Unaffiliated Issuers	45
Income from Securities Loaned — Net	42
Dividends from Security of Affiliated Issuer	25
Total Investment Income	15,930
Expenses:
Investment Advisory Fees (Note B)	1,995
Administration Fees (Note C)	665
Distribution Fees — Class II Shares (Note D)	109
Professional Fees	57
Custodian Fees (Note F)	40
Pricing Fees	15
Shareholder Reporting Fees	11
Directors' Fees and Expenses	8
Other Expenses	14
Total Expenses	2,914
Distribution Fees — Class II Shares Waived (Note D)	(94)
Rebate from Morgan Stanley Affiliate (Note H)	(27)
Net Expenses	2,793
Net Investment Income	13,137
Realized Gain (Loss):
Investments Sold	(3,004)
Foreign Currency Exchange Contracts	184
Foreign Currency Transactions	27
Futures Contracts	(12)
Net Realized Loss	(2,805)
Change in Unrealized Appreciation (Depreciation):
Investments	6,168
Foreign Currency Exchange Contracts	(189)
Foreign Currency Translations	1
Futures Contracts	938
Net Change in Unrealized Appreciation (Depreciation)	6,918
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,113
Net Increase in Net Assets Resulting from Operations	$17,250

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,137	$10,199
Net Realized Gain (Loss)	(2,805)	11,190
Net Change in Unrealized Appreciation (Depreciation)	6,918	(5,837)
Net Increase in Net Assets Resulting from Operations	17,250	15,552
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,437)	(6,338)
Net Realized Gain	(2,628)	—
Class II:
Net Investment Income	(1,135)	(1,308)
Net Realized Gain	(359)	—
Total Distributions	(12,559)	(7,646)
Capital Share Transactions:(1)
Class I:
Subscribed	62,265	115,303
Distributions Reinvested	11,065	6,338
Redeemed	(49,874)	(38,376)
Class II:
Subscribed	7,311	4,715
Distributions Reinvested	1,494	1,308
Redeemed	(9,837)	(12,520)
Net Increase in Net Assets Resulting from Capital Share Transactions	22,424	76,768
Total Increase in Net Assets	27,115	84,674
Net Assets:
Beginning of Period	259,053	174,379
End of Period (Including Undistributed Net Investment Income of $9,687 and $6,964)	$286,168	$259,053
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,521	14,069
Shares Issued on Distributions Reinvested	1,354	844
Shares Redeemed	(6,107)	(4,769)
Net Increase in Class I Shares Outstanding	2,768	10,144
Class II:
Shares Subscribed	882	580
Shares Issued on Distributions Reinvested	184	175
Shares Redeemed	(1,204)	(1,592)
Net Decrease in Class II Shares Outstanding	(138)	(837)

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$8.14		$7.75		$6.47	$8.53	$8.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.41		0.40		0.47	0.46	0.54
Net Realized and Unrealized Gain (Loss)	0.15		0.33		1.41	(1.61)	0.01
Total from Investment Operations	0.56		0.73		1.88	(1.15)	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.34)		(0.60)	(0.58)	(0.66)
Net Realized Gain	(0.09)		—		—	(0.33)	(0.28)
Total Distributions	(0.39)		(0.34)		(0.60)	(0.91)	(0.94)
Net Asset Value, End of Period	$8.31		$8.14		$7.75	$6.47	$8.53
Total Return ++	7.03%		9.74%		30.21%	(14.98)%	6.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$255,316		$227,693		$138,080	$92,681	$128,135
Ratio of Expenses to Average Net Assets	1.04	%+††	1.07	%+††	1.08%+	1.10%+	1.06%+
Ratio of Net Investment Income to Average Net Assets	4.95	%+††	4.96	%+††	6.50%+	6.00%+	6.15%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	52%		89%		97%	70%	59%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.10		$7.71		$6.43		$8.49	$8.88
Income (Loss) from Investment Operations:
Net Investment Income†	0.40		0.39		0.46		0.46	0.53
Net Realized and Unrealized Gain (Loss)	0.15		0.33		1.41		(1.62)	0.02
Total from Investment Operations	0.55		0.72		1.87		(1.16)	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.33)		(0.59)		(0.57)	(0.66)
Net Realized Gain	(0.09)		—		—		(0.33)	(0.28)
Total Distributions	(0.39)		(0.33)		(0.59)		(0.90)	(0.94)
Net Asset Value, End of Period	$8.26		$8.10		$7.71		$6.43	$8.49
Total Return ++	6.88%		9.74%		30.11%		(14.98)%	6.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,852		$31,360		$36,299		$27,438	$40,571
Ratio of Expenses to Average Net Assets(1)	1.09	%+††	1.12	%+††	1.13	%+	1.15%+	1.11	%+
Ratio of Net Investment Income to Average Net Assets(1)	4.90	%+††	4.91	%+††	6.48	%+	5.97%+	6.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	52%		89%		97%		70%	59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40	%††	1.43	%+††	1.43	%+	1.45%+	1.41	%+
Net Investment Income to Average Net Assets	4.59	%††	4.60	%+††	6.18	%+	5.67%+	5.80	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency exchange contracts are used to protect against uncertainty

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Foreign Currency Exchange Contracts (000)
Assets:
Interest Rate Risk	Receivables	$175	$—
Liabilities:
Currency Risk	Payables	$—	$(1)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$184
Interest Rate Risk	Futures Contracts	(12)
	Total	$172
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(189)
Interest Rate Risk	Futures Contracts	938
	Total	$749

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was approximately $12,039,000 and the average monthly original value of futures contracts was approximately $10,423,000.

4.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2011 were approximately $26,837,000 and $27,362,000, respectively. The Portfolio received cash collateral of approximately $27,165,000 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2011, there was uninvested cash collateral of approximately $197,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $94,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,572	$2,987	$7,646	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments and defaulted bonds, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(842)	$842	$—

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,727	$—

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$301,825	$11,283	$(4,365)	$6,918

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused short term capital losses of $326,000 and long term capital losses of $432,000 that will not expire.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $128,450,000 and $125,530,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $27,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$46,429	$138,450	$123,519	$25	$61,360

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.8% and 85.5%, for Class I and Class II shares, respectively.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

The Portfolio designated and paid approximately $2,987,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

27

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
IU12-00221P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	21

Federal Income Tax Information	22

Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$825.90	$1,017.44	$7.09	$7.83	1.54%
Emerging Markets Equity Portfolio Class II	1,000.00	826.30	1,017.19	7.32	8.08	1.59

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –18.22%, net of fees, for Class I shares and –18.24%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned –18.42%.

Factors Affecting Performance

•  Emerging market equities (as measured by the Index) declined 18.4% in 2011 owing to a combination of factors, including downward revisions to growth in both the developed and emerging economies, as well as acknowledgement of the large structural problems in the developed economies. Emerging market equities' poor performance was also consistent with the historic pattern of equities underperforming during the third year of secular bear markets.

•  Emerging markets underperformed developed markets, as measured by the MSCI World Index (–5.5%), during the period. In Asia (–17.4%), Indonesia was the only largely positive performing market (6.0%) with Malaysia (0.1%) and the Philippines (–0.9%) relatively flat. Indonesia and Philippines were some of our largest overweights this year. The worst-performing Asian market by far was India (–37.2%). Taiwan (–20.9%) and China (–18.4%) were also laggards, and both were underweights in the Portfolio. In Latin America (–19.4%), Colombia (–5.0%) was the relative best performer, followed by Mexico (–12.1%). Brazil (–21.9%) was the region's worst-performing market, and was an underweight position for us. In Emerging Europe, Middle East and Africa (EMEA) (–20.4%), the Czech Republic was the region's best performer by far, with a single-digit negative return (–6.0%), and it was one of our overweights for the year. Egypt (–46.9%) and Turkey (–35.4%), both of which were slight overweights during the year, were the worst-performing EMEA markets.

•  The Portfolio's relative gains were driven by stock selection in Brazil, Korea, and Turkey, and overweight allocations to the Philippines and Indonesia.

•  However, positive contributions were primarily offset by stock selection in China, an overweight allocation to Egypt, and stock selection in and an allocation to Mexico, all of which detracted from relative returns.

Management Strategies

•  With accommodative fiscal and monetary policies reaching their limits in the developed world, we believe that economic cycles — in developed and emerging economies alike — are likely to gradually become shorter and remain volatile. In addition, the high prices of energy and other commodities have continued to negatively impact demand. Until commodities prices correct — or at least remain sideways — equity markets could have difficulty recovering in a sustained manner.

•  In addition, China's unique role as a driver of commodities prices remains vulnerable. The country has reached a mature level in its development and the rest of the world — both emerging and developed — may not be capable of compensating for China's astounding share of commodities demand.

•  In December, as throughout most of 2011, we remained focused on seeking sources of stable, somewhat defensive growth in the Portfolio. Emerging markets have not decoupled from the U.S. and are increasingly integrated with it and other developed countries due to globalization, trade and capital flows. We have been overweight the countries and companies in those sectors we assessed to be relatively most stable and least cyclical, as well as those countries with fairly resilient domestic demand and whose current account balances should benefit from an eventually declining cost of their energy import bills. We were overweight in Indonesia, the Philippines, the Czech Republic, Turkey and Thailand.

•  Among the criteria contributing to our overweight allocations is an assessment of which countries have undervalued currencies. The run-up in commodities over the last decade has led many emerging market currencies (primarily the heavy commodities exporters) to become less competitive. In recent months, there has been a notable change since the global financial crisis began in 2008: dispersion between different emerging markets — that is, differentials among equity market performance — has begun to show signs of rising off its all-time lows. We continue to believe dispersion should gradually continue to rise as investors begin to distinguish the wide range of fundamentals among individual countries.

•  In addition to these country allocations, the Portfolio overall was overweight in companies that we believe are capable of delivering relatively stable earnings despite domestic inflation and sluggish import demand in developed markets. We favored select stocks in the telecommunications sector and had an underweight to financial companies — we took both positions beginning in late 2010. We maintained our underweight to materials as additional disappointing macro

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

data from China would put margin pressure on many materials producers globally. The Portfolio remains overweight in consumer-related companies that, in our view, have quality management, strong balance sheets, and the ability to continue generating significant free cash flow.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–18.22%	0.14%	11.99%	6.39%
MSCI Emerging Markets Net Index	–18.42	2.40	13.86	6.71
Portfolio – Class II(4)	–18.24	0.10	—	14.22
MSCI Emerging Markets Net Index	–18.42	2.40	—	15.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	60.9%
Commercial Banks	13.5
Oil, Gas & Consumable Fuels	8.5
Beverages	6.0
Food Products	5.6
Semiconductors & Semiconductor Equipment	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Argentina (0.2%)
Banco Macro SA ADR	84,360	$1,645
Brazil (10.4%)
Banco do Brasil SA	125,500	1,595
BRF — Brasil Foods SA	572,194	11,172
Cia de Bebidas das Americas (Preference) ADR (a)	333,500	12,036
Cielo SA	181,900	4,700
Itau Unibanco Holding SA (Preference)	111,600	2,034
Itau Unibanco Holding SA (Preference) ADR (a)	519,770	9,647
MRV Engenharia e Participacoes SA	373,900	2,145
PDG Realty SA Empreendimentos e Participacoes	1,060,700	3,355
Petroleo Brasileiro SA (Preference)	331,804	3,823
Petroleo Brasileiro SA ADR	245,600	6,103
Petroleo Brasileiro SA Sponsored ADR (a)	163,493	3,840
Telefonica Brasil SA ADR (a)	216,375	5,914
Ultrapar Participacoes SA	264,820	4,545
Vale SA (Preference)	31,755	644
Vale SA (Preference) ADR (a)	404,525	8,333
Vale SA ADR (a)	75,100	1,611
		81,497
Chile (2.6%)
Banco Santander Chile ADR	53,200	4,027
Cencosud SA	742,831	4,275
Empresa Nacional de Electricidad SA	2,305,338	3,395
Enersis SA	390,895	138
Enersis SA ADR	250,423	4,415
SACI Falabella	576,292	4,482
		20,732
China (11.5%)
Baidu, Inc. ADR (a)(b)	44,000	5,125
Belle International Holdings Ltd. (c)	3,235,000	5,640
China Construction Bank Corp. H Shares (c)	13,582,430	9,479
China Life Insurance Co., Ltd. H Shares (c)	1,206,000	2,981
China Mengniu Dairy Co., Ltd. (c)	1,879,000	4,393
China Minsheng Banking Corp., Ltd. H Shares (c)	2,230,500	1,933
China Pacific Insurance Group Co., Ltd. H Shares (c)	2,242,600	6,381
China Resources Enterprise Ltd. (c)	300,000	1,029
China Resources Power Holdings Co., Ltd. (c)	3,831,300	7,390
China Telecom Corp., Ltd. H Shares (c)	10,596,000	6,030
China ZhengTong Auto Services Holdings Ltd. (a)(b)(c)	2,636,500	2,587
Chow Tai Fook Jewellery Group Ltd. (a)(b)(c)(d)	2,056,800	3,686
GCL Poly Energy Holdings Ltd. (a)(c)	9,027,000	2,522
Hengan International Group Co., Ltd. (a)(c)	626,000	5,856
Ping An Insurance Group Co. H Shares (a)(c)	705,000	4,648
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)(c)	1,397,900	2,264

	Shares	Value (000)
Tencent Holdings Ltd. (a)(c)	479,300	$9,633
Want Want China Holdings Ltd. (a)(c)	4,329,000	4,320
Yanzhou Coal Mining Co., Ltd. H Shares (a)(c)	2,130,000	4,547
		90,444
Czech Republic (1.3%)
CEZ AS	187,100	7,444
Telefonica Czech Republic AS	157,000	3,044
		10,488
Egypt (1.1%)
Commercial International Bank Egypt SAE	1,096,697	3,400
Juhayna Food Industries (b)	2,652,279	1,715
Telecom Egypt Co.	1,505,915	3,299
		8,414
Hong Kong (0.6%)
Samsonite International SA (b)	2,811,300	4,409
Hungary (0.8%)
Richter Gedeon Nyrt	42,361	5,950
India (6.4%)
Asian Paints Ltd.	56,941	2,780
Dr. Reddy's Laboratories Ltd.	155,949	4,634
GAIL India Ltd.	289,429	2,091
Glenmark Pharmaceuticals Ltd.	601,053	3,322
HDFC Bank Ltd.	820,060	6,591
IndusInd Bank Ltd.	670,480	2,946
ITC Ltd.	1,539,720	5,836
Jindal Steel & Power Ltd.	289,824	2,473
Larsen & Toubro Ltd.	125,579	2,352
Mahindra & Mahindra Ltd.	299,560	3,846
Reliance Industries Ltd.	163,297	2,131
Tata Consultancy Services Ltd.	334,311	7,307
Tata Steel Ltd.	561,934	3,548
		49,857
Indonesia (6.0%)
Astra International Tbk PT	1,037,400	8,466
Bank Central Asia Tbk PT	7,253,500	6,400
Bank Mandiri Tbk PT	7,849,500	5,843
Indofood Sukses Makmur Tbk PT	8,094,500	4,106
Indosat Tbk PT	8,473,500	5,280
Kalbe Farma Tbk PT	7,933,000	2,975
Lippo Karawaci Tbk PT	87,052,000	6,336
Telekomunikasi Indonesia Tbk PT	9,583,500	7,451
		46,857
Korea, Republic of (16.8%)
Cheil Industries, Inc. (b)	48,473	4,274
Cheil Worldwide, Inc. (b)	123,915	2,046
Doosan Heavy Industries and Construction Co., Ltd. (b)	56,315	3,200
Hyundai Engineering & Construction Co., Ltd. (b)	82,606	5,082
Hyundai Heavy Industries Co., Ltd. (b)	13,609	3,065
Hyundai Mobis (b)	22,986	5,857
Hyundai Motor Co. (b)	66,174	12,298

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Hyundai Steel Co. (b)	50,592	$4,234
KB Financial Group, Inc. (b)	134,253	4,261
Korea Aerospace Industries Ltd. (b)	134,710	4,644
Korea Kumho Petrochemical (b)	17,622	2,583
Korean Air Lines Co., Ltd. (b)	102,749	3,904
LG Chem Ltd. (b)	25,657	7,125
LG Household & Health Care Ltd. (b)	5,227	2,212
Mando Corp. (b)	21,798	3,917
NCSoft Corp. (b)	15,133	4,052
Nexon Co., Ltd. (a)(b)	269,900	3,882
NHN Corp. (b)	19,213	3,525
Samsung Electronics Co., Ltd.	26,972	24,823
Samsung Electronics Co., Ltd. (Preference)	8,479	4,926
Samsung Fire & Marine Insurance Co., Ltd.	23,635	4,342
Samsung Heavy Industries Co., Ltd. (b)	69,700	1,705
Shinhan Financial Group Co., Ltd. (b)	177,212	6,152
SK C&C Co., Ltd. (b)	20,245	2,060
SK Innovation Co., Ltd. (b)	20,635	2,562
SSCP Co., Ltd. (b)	159,320	611
Woongjin Coway Co., Ltd. (b)	139,562	4,444
		131,786
Lebanon (0.7%)
Banque Audi sal-Audi Saradar Group GDR	444,398	2,755
BLOM Bank SAL GDR	345,077	2,523
		5,278
Malaysia (3.2%)
AirAsia Bhd	3,436,200	4,087
Axiata Group Bhd	6,819,600	11,058
CIMB Group Holdings Bhd	2,150,500	5,047
Sime Darby Bhd	1,681,600	4,880
		25,072
Mexico (3.4%)
America Movil SAB de CV, Class L ADR (a)	262,098	5,923
Fomento Economico Mexicano SAB de CV (Units) ADR (a)(e)	160,700	11,202
Grupo Televisa SAB ADR (a)	196,800	4,145
Mexichem SAB de CV	767,400	2,403
Wal-Mart de Mexico SAB de CV Series V	1,165,900	3,200
		26,873
Peru (1.6%)
Cia de Minas Buenaventura SA ADR	151,800	5,820
Credicorp Ltd. (a)	61,330	6,714
		12,534
Philippines (4.3%)
Ayala Corp.	701,670	4,987
Metro Pacific Investments Corp.	86,431,000	7,233
Metropolitan Bank & Trust	5,127,017	7,983
Philippine Long Distance Telephone Co.	123,700	7,200
SM Investments Corp.	503,620	6,724
		34,127

	Shares	Value (000)
Poland (2.5%)
Central European Distribution Corp. (a)(b)	294,252	$1,287
Jeronimo Martins SGPS SA (b)	612,039	10,132
Telekomunikacja Polska SA	1,678,364	8,380
		19,799
Qatar (0.5%)
Industries Qatar QSC	118,600	4,332
Russia (3.6%)
Eurasia Drilling Co., Ltd. GDR	111,318	2,616
Lukoil OAO ADR	269,372	14,263
Protek (b)	950,882	534
Rosneft Oil Co. (Registered GDR)	1,128,662	7,449
Tatneft ADR	121,820	3,606
		28,468
South Africa (5.4%)
AVI Ltd.	1,133,970	5,580
Clicks Group Ltd.	973,900	5,577
Naspers Ltd., Class N	261,946	11,461
Pick n Pay Stores Ltd.	878,044	5,069
SABMiller PLC	292,383	10,253
Sasol Ltd.	85,000	4,059
		41,999
Switzerland (0.5%)
Swatch Group AG (The)	10,122	3,788
Taiwan (6.0%)
Asustek Computer, Inc.	580,072	4,128
Catcher Technology Co., Ltd.	427,000	1,981
China Steel Corp.	59,641	57
Formosa Plastics Corp.	1,129,000	3,013
Foxconn Technology Co. Ltd.	5,000	16
Fubon Financial Holding Co., Ltd.	2,751,614	2,913
Hon Hai Precision Industry Co., Ltd.	2,636,683	7,219
HTC Corp.	189,627	3,113
Largan Precision Co. Ltd.	91,000	1,701
Lung Yen Life Service Corp.	517,000	1,518
MStar Semiconductor, Inc.	391,000	2,040
Taiwan Cement Corp.	2,484,000	2,871
Taiwan Semiconductor Manufacturing Co., Ltd.	3,583,242	8,970
Uni-President Enterprises Corp.	3,715,712	5,430
Yuanta Financial Holding Co., Ltd. (b)	3,987,000	2,034
		47,004
Thailand (3.9%)
Banpu PCL NVDR	282,050	4,881
Kasikornbank PCL (Foreign)	326,700	1,289
Kasikornbank PCL NVDR	1,473,700	5,699
Land and Houses PCL NVDR	28,793,000	5,612
PTT PCL (Foreign)	487,700	4,916
Siam Cement PCL NVDR	506,400	5,024
Thai Airways International PCL	4,433,800	2,811
		30,232

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Turkey (3.2%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	735,294	$8,853
Coca-Cola Icecek AS (Units) (e)	267,398	3,191
Turk Telekomunikasyon AS	1,228,634	4,554
Turkiye Garanti Bankasi AS (Units) (e)	2,627,855	8,187
		24,785
United States (2.0%)
Mead Johnson Nutrition Co.	107,039	7,357
Yum! Brands, Inc.	136,564	8,058
		15,415
Total Common Stocks (Cost $760,521)		771,785
Investment Company (0.5%)
India (0.5%)
Morgan Stanley Growth Fund (See Note H) (b) (Cost $708)	3,926,900	3,624
Short-Term Investments (9.4%)
Securities held as Collateral on Loaned Securities (8.1%)
Investment Company (6.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	46,855,755	46,856
	Face Amount (000)
Repurchase Agreements (2.1%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $2,012; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $2,052)	$2,012	2,012
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $14,947; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $15,246)	14,947	14,947
		16,959
Total Securities held as Collateral on Loaned Securities (Cost $63,815)		63,815
	Shares
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $10,626)	10,625,666	$10,626
Total Short-Term Investments (Cost $74,441)		74,441
Total Investments (108.4%) (Cost $835,670) Including $66,543 of Securities Loaned		849,850
Liabilities in Excess of Other Assets (-8.4%)		(66,099)
Net Assets (100.0%)		$783,751

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4,644	$—	$—	$4,644
Airlines	10,802	—	—	10,802
Auto Components	9,774	—	—	9,774
Automobiles	24,610	—	—	24,610
Beverages	46,822	—	—	46,822
Capital Markets	2,034	—	—	2,034
Chemicals	22,789	—	—	22,789
Commercial Banks	103,204	2,946	—	106,150
Communications Equipment	3,113	—	—	3,113
Computers & Peripherals	6,125	—	—	6,125
Construction & Engineering	12,152	—	—	12,152
Construction Materials	7,895	—	—	7,895
Diversified Financial Services	15,133	—	—	15,133
Diversified Telecommunication Services	38,672	—	—	38,672
Electric Utilities	11,997	—	—	11,997
Electronic Equipment, Instruments & Components	8,920	—	—	8,920
Energy Equipment & Services	2,616	—	—	2,616
Food & Staples Retailing	23,705	—	—	23,705
Food Products	44,073	—	—	44,073
Gas Utilities	2,091	—	—	2,091
Health Care Providers & Services	2,798	—	—	2,798
The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$8,058	$—	$—	$8,058
Household Durables	9,944	—	—	9,944
Household Products	2,212	—	—	2,212
Independent Power Producers & Energy Traders	10,785	—	—	10,785
Industrial Conglomerates	15,936	—	—	15,936
Information Technology Services	14,067	—	—	14,067
Insurance	18,352	—	—	18,352
Internet Software & Services	18,283	—	—	18,283
Machinery	4,770	—	—	4,770
Media	17,652	—	—	17,652
Metals & Mining	26,720	—	—	26,720
Multiline Retail	10,059	—	—	10,059
Oil, Gas & Consumable Fuels	66,725	—	—	66,725
Personal Products	5,856	—	—	5,856
Pharmaceuticals	16,881	—	—	16,881
Real Estate Management & Development	11,948	—	—	11,948
Semiconductors & Semiconductor Equipment	43,281	—	—	43,281
Software	7,934	—	—	7,934
Specialty Retail	11,913	—	—	11,913
Textiles, Apparel & Luxury Goods	8,197	—	—	8,197
Tobacco	5,836	—	—	5,836
Wireless Telecommunication Services	29,461	—	—	29,461
Total Common Stocks	768,839	2,946	—	771,785
Investment Company	3,624	—	—	3,624
Short-Term Investments
Investment Company	57,482	—	—	57,482
Repurchase Agreements	—	16,959	—	16,959
Total Assets	$829,945	$19,905	$—	$849,850

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $534,000 transferred from Level 2 to Level 1. At December 31, 2010, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $777,480)	$788,744
Investment in Security of Affiliated Issuer, at Value (Cost $58,190)	61,106
Total Investments in Securities, at Value (Cost $835,670)	849,850
Cash	463
Foreign Currency, at Value (Cost $825)	816
Receivable for Investments Sold	1,063
Dividends Receivable	414
Receivable for Portfolio Shares Sold	235
Tax Reclaim Receivable	14
Receivable from Affiliate	1
Other Assets	10
Total Assets	852,866
Liabilities:
Collateral on Securities Loaned, at Value	64,278
Payable for Investment Advisory Fees	2,388
Payable for Investments Purchased	993
Payable for Portfolio Shares Redeemed	589
Deferred Capital Gain Country Tax	418
Payable for Administration Fees	169
Payable for Custodian Fees	157
Payable for Professional Fees	46
Payable for Directors' Fees and Expenses	17
Distribution Fees — Class II Shares	14
Other Liabilities	46
Total Liabilities	69,115
NET ASSETS	$783,751
Net Assets Consist of:
Paid-in-Capital	$868,993
Distributions in Excess of Net Investment Income	(2,932)
Accumulated Net Realized Loss	(96,061)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $418 Deferred Capital Gain Country Tax)	10,846
Investments in Affiliates	2,916
Foreign Currency Translations	(11)
Net Assets	$783,751
CLASS I:
Net Assets	$423,692
Net Asset Value, Offering and Redemption Price Per Share Applicable to 33,812,636 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.53
CLASS II:
Net Assets	$360,059
Net Asset Value, Offering and Redemption Price Per Share Applicable to 28,813,154 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.50
(1) Including:
Securities on Loan, at Value:	$66,543

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,601 of Foreign Taxes Withheld)	$23,471
Dividends from Security of Affiliated Issuer	29
Interest from Securities of Unaffiliated Issuers (Net of $ —@ of Foreign Taxes Withheld)	1
Income from Securities Loaned — Net	205
Total Investment Income	23,706
Expenses:
Investment Advisory Fees (Note B)	12,297
Administration Fees (Note C)	2,516
Distribution Fees — Class II Shares (Note D)	1,513
Custodian Fees (Note F)	994
Professional Fees	108
Shareholder Reporting Fees	76
Directors' Fees and Expenses	32
Pricing Fees	16
Other Expenses	91
Total Expenses	17,643
Distribution Fees — Class II Shares Waived (Note D)	(1,297)
Waiver of Investment Advisory Fees (Note B)	(362)
Rebate from Morgan Stanley Affiliate (Note H)	(82)
Net Expenses	15,902
Net Investment Income	7,804
Realized Gain (Loss):
Investments Sold (Net of $741 Deferred Capital Gain Country Tax)	40,161
Foreign Currency Exchange Contracts	(2,851)
Foreign Currency Transactions	(2,092)
Net Realized Gain	35,218
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1,272)	(237,474)
Investments in Affiliates	(2,451)
Foreign Currency Translations	(23)
Net Change in Unrealized Appreciation (Depreciation)	(239,948)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(204,730)
Net Decrease in Net Assets Resulting from Operations	$(196,926)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,804	$2,874
Net Realized Gain	35,218	96,170
Net Change in Unrealized Appreciation (Depreciation)	(239,948)	79,949
Net Increase (Decrease) in Net Assets Resulting from Operations	(196,926)	178,993
Distributions in Excess of:
Class I:
Net Investment Income	(2,412)	(3,772)
Class II:
Net Investment Income	(1,597)	(2,441)
Total Distributions	(4,009)	(6,213)
Capital Share Transactions:(1)
Class I:
Subscribed	75,331	92,486
Distributions Reinvested	2,412	3,772
Redeemed	(219,734)	(109,736)
Class II:
Subscribed	34,447	82,118
Distributions Reinvested	1,597	2,441
Redeemed	(84,214)	(71,429)
Net Decrease in Net Assets Resulting from Capital Shares Transactions	(190,161)	(348)
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note I)	—	2,715
Total Increase (Decrease) in Net Assets	(391,096)	175,147
Net Assets:
Beginning of Period	1,174,847	999,700
End of Period (Including Distributions in Excess of Net Investment Income of $(2,932) and $(1,821))	$783,751	$1,174,847
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,159	6,863
Shares Issued on Distributions Reinvested	156	310
Shares Redeemed	(15,794)	(8,369)
Net Decrease in Class I Shares Outstanding	(10,479)	(1,196)
Class II:
Shares Subscribed	2,418	6,027
Shares Issued on Distributions Reinvested	104	201
Shares Redeemed	(5,874)	(5,490)
Net Increase (Decrease) in Class II Shares Outstanding	(3,352)	738

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.38		$13.01		$7.66		$24.27	$19.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.04		0.04		0.08	0.01
Net Realized and Unrealized Gain (Loss)	(2.90)		2.37		5.31		(11.33)	7.45
Total from Investment Operations	(2.79)		2.41		5.35		(11.25)	7.46
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.08)		—		—	(0.10)
Net Realized Gain	—		—		—		(5.36)	(2.62)
Total Distributions	(0.06)		(0.08)		—		(5.36)	(2.72)
Regulatory Settlement Proceeds	—		0.04	^^	—		—	—
Net Asset Value, End of Period	$12.53		$15.38		$13.01		$7.66	$24.27
Total Return ++	(18.22)%		19.02%		69.84%		(56.62)%	40.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$423,692		$681,350		$591,835		$350,649	$1,220,017
Ratio of Expenses to Average Net Assets(1)	1.56	%+††^	1.59	%+††	1.59	%+	1.60%+	1.58	%+
Ratio of Net Investment Income to Average Net Assets(1)	0.80	%+††	0.30	%+††	0.41	%+	0.52%+	0.03	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	57%		63%		64%		98%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60	%††	1.61	%+††	1.61	%+	1.62%+	1.58	%+
Net Investment Income to Average Net Assets	0.76	%††	0.28	%+††	0.39	%+	0.50%+	0.03	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 18.71%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.34		$12.98		$7.63		$24.25	$19.52
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11		0.03		0.03		0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	(2.90)		2.37		5.32		(11.33)	7.46
Total from Investment Operations	(2.79)		2.40		5.35		(11.26)	7.45
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.08)		—		—	(0.10)
Net Realized Gain	—		—		—		(5.36)	(2.62)
Total Distributions	(0.05)		(0.08)		—		(5.36)	(2.72)
Regulatory Settlement Proceeds	—		0.04	^^	—		—	—
Net Asset Value, End of Period	$12.50		$15.34		$12.98		$7.63	$24.25
Total Return ++	(18.24)%		18.94%		70.12%		(56.74)%	40.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$360,059		$493,497		$407,865		$207,702	$453,483
Ratio of Expenses to Average Net Assets(1)	1.61	%+††^	1.64	%+††	1.64	%+	1.65%+	1.63%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.75	%+††	0.25	%+††	0.34	%+	0.47%+	(0.04)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.00%§	0.00%§
Portfolio Turnover Rate	57%		63%		64%		98%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95	%††	1.96	%+††	1.96	%+	1.97%+	1.93%+
Net Investment Income (Loss) to Average Net Assets	0.41	%††	(0.07	)%+††	0.02	%+	0.15%+	(0.34)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 18.63%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2011, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth by primary risk exposure the Portfolio's realized gains (losses) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(2,851)

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was approximately $22,900,000.

4.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2011 were approximately $66,543,000 and $68,850,000, respectively. The Portfolio received cash collateral of approximately $63,815,000 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2011, there was uninvested cash collateral of approximately $463,000, which is not reflected in the Portfolio of Investments. The remaining collateral of $4,572,000 was received in the form of U.S. Government Obligations, which the Portfolio cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Next 1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.60% for Class I shares and 1.65% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. Effective July 1, 2011, the maximum ratio for Class I and Class II shares were reduced to 1.55% and 1.60%, respectively. For the year ended December 31, 2011, this waiver amounted to approximately $362,000.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers ("Sub-Advisers") for the Portfolio on a day-to-day basis. The Sub-Advisers each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $1,297,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,009	$—	$6,213	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

on certain equity securities designated as issued by passive foreign investment companies and distributions in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(4,906)	$5,662	$(756)

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$—

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$844,320	$94,592	$(89,062)	$5,530

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused capital losses, of approximately $90,329,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $35,855,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $561,009,000 and $719,876,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $46,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $708,000 at December 31, 2011.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$6,075	$—	$—	$—	$3,624

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $36,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$62,811	$271,325	$276,654	$29	$57,482

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

During the year ended December 31, 2011, the Portfolio incurred approximately $30,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2011, the Portfolio incurred approximately $136,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Regulatory Settlement Proceeds: For the year ended December 31, 2010, the Portfolio received approximately $2,715,000 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

J. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.2% and 81.8%, for Class I and Class II shares, respectively.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders 6.8% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2011.

The Portfolio intends to pass through foreign tax credits of approximately $2,509,000, and has derived net income from sources within foreign countries amounting to approximately $25,972,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction);

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

26

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
IU12-00238I-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	15

Federal Income Tax Information	16

Director and Officer Information	17

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$970.80	$1,019.16	$5.96	$6.11	1.20%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio's sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), believe have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.05%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned –5.54%.

Factors Affecting Performance

•  Despite all the market volatility, 2011 ended with a whimper, with the Index essentially flat in December on low trading volumes. This resulted in a 7.6% return in the Index for the fourth quarter, and brought the return for the year to –5.5%.

•  For the most part, it was a classic "cyclicals versus defensives" (or more economically sensitive versus less economically sensitive) year, with nearly all cyclical sectors faring poorly over 2011: materials fell 20%, the punch-drunk financial sector was down 19%, industrials declined 8% and consumer discretionary fell 5%. In terms of defensive sectors, both health care (up 9.5%) and consumer staples (up 8.6%) solidly outperformed for the year as their fortunes are less sensitive to macro-economics, which deteriorated as the eurozone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide.

•  One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  Although underweight allocations to the health care and energy sectors detracted from performance for the year, this was more than offset by strong stock selection in and the overweight allocation to consumer staples, and the underweight allocation to financials, one of the weakest performing sectors.

•  The Portfolio's stock selection in information technology and underweight allocation to materials also added to performance for the year.

•  Positive contributors to performance during the period were British American Tobacco, Philip Morris International and Imperial Tobacco.*

•  The largest detractors were Admiral, Huabao and Reckitt Benckiser.*

•  Derivatives did not materially impact Portfolio performance.

*  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Management Strategies

•  Even if there is no cataclysm in Europe this year, we believe the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging: shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist; the question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school (and a fragile bond market) demands and enforce fiscal discipline and austerity? The former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness, in our opinion.

•  Clients know us for our disciplined focus on finding what we consider high-quality companies — companies that we believe have resilient sources of profit, that generate high returns on their capital, with managements that invest for the long term — and to find the shares of these companies that are trading below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards, we remain convinced that equity markets will likely continue to put very high-quality companies on a pedestal.

•  We remain focused on the Global Franchise philosophy of investing. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	9.05%	4.68%	—%	10.53%
MSCI World Index	–5.54	–2.37	—	6.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all  recurring fees (including management fees) were deducted and all dividends and  distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	25.1%
Food Products	24.8
Other*	18.6
Household Products	10.8
Information Technology Services	8.8
Beverages	6.6
Software	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Finland (2.4%)
Kone Oyj, Class B	38,146	$1,980
France (3.6%)
Legrand SA	94,591	3,042
Germany (0.7%)
SAP AG	11,683	618
Italy (1.9%)
Davide Campari-Milano SpA	231,184	1,539
Sweden (3.6%)
Swedish Match AB	85,077	3,020
Switzerland (9.4%)
Nestle SA (Registered)	131,645	7,568
Novartis AG (Registered)	5,475	313
		7,881
United Kingdom (29.6%)
Admiral Group PLC	136,810	1,810
British American Tobacco PLC	166,371	7,895
Experian PLC	76,948	1,046
Imperial Tobacco Group PLC	131,449	4,971
Reckitt Benckiser Group PLC	101,134	4,994
Unilever PLC	118,807	3,991
		24,707
United States (45.6%)
Accenture PLC, Class A	68,178	3,629
Dr. Pepper Snapple Group, Inc.	99,561	3,931
Herbalife Ltd.	46,876	2,422
Kellogg Co.	72,029	3,642
Kraft Foods, Inc., Class A	32,711	1,222
Mead Johnson Nutrition Co.	25,215	1,733
Microsoft Corp.	145,440	3,776
Moody's Corp.	35,063	1,181
Philip Morris International, Inc.	62,899	4,936
Procter & Gamble Co. (The)	59,332	3,958
Sara Lee Corp.	128,119	2,424
Scotts Miracle-Gro Co. (The), Class A	32,953	1,539
Visa, Inc., Class A	36,085	3,664
		38,057
Total Common Stocks (Cost $63,770)		80,844
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $2,107)	2,107,066	2,107
Total Investments (99.3%) (Cost $65,877)		82,951
Other Assets in Excess of Liabilities (0.7%)		613
Net Assets (100.0%)		$83,564

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$5,470	$—	$—	$5,470
Chemicals	1,539	—	—	1,539
Diversified Financial Services	1,181	—	—	1,181
Electrical Equipment	3,042	—	—	3,042
Food Products	20,580	—	—	20,580
Household Products	8,952	—	—	8,952
Information Technology Services	7,293	—	—	7,293
Insurance	1,810	—	—	1,810
Machinery	1,980	—	—	1,980
Personal Products	2,422	—	—	2,422
Pharmaceuticals	313	—	—	313
Professional Services	1,046	—	—	1,046
Software	4,394	—	—	4,394
Tobacco	20,822	—	—	20,822
Total Common Stocks	80,844	—	—	80,844
Short-Term Investment
Investment Company	2,107	—	—	2,107
Total Assets	$82,951	$—	$—	$82,951

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $63,770)	$80,844
Investment in Security of Affiliated Issuer, at Value (Cost $2,107)	2,107
Total Investments in Securities, at Value (Cost $65,877)	82,951
Receivable for Investments Sold	697
Tax Reclaim Receivable	147
Receivable for Portfolio Shares Sold	145
Dividends Receivable	121
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	84,064
Liabilities:
Payable for Investments Purchased	224
Payable for Investment Advisory Fees	144
Payable for Portfolio Shares Redeemed	80
Payable for Administration Fees	18
Payable for Professional Fees	13
Payable for Custodian Fees	6
Distribution Fees — Class II Shares	4
Payable for Directors' Fees and Expenses	1
Other Liabilities	10
Total Liabilities	500
NET ASSETS	$83,564
Net Assets Consist of:
Paid-in-Capital	$62,226
Undistributed Net Investment Income	1,783
Accumulated Net Realized Gain	2,474
Unrealized Appreciation (Depreciation) on:
Investments	17,074
Foreign Currency Translations	7
Net Assets	$83,564
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,295,001 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.78

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $100 of Foreign Taxes Withheld)	$2,913
Dividends from Security of Affiliated Issuer	— @
Total Investment Income	2,913
Expenses:
Investment Advisory Fees (Note B)	749
Distribution Fees — Class II Shares (Note D)	328
Administration Fees (Note C)	234
Professional Fees	60
Custodian Fees (Note F)	33
Shareholder Reporting Fees	17
Pricing Fees	5
Directors' Fees and Expenses	3
Other Expenses	10
Total Expenses	1,439
Distribution Fees — Class II Shares Waived (Note D)	(281)
Waiver of Investment Advisory Fees (Note B)	(35)
Rebate from Morgan Stanley Affiliate (Note H)	(3)
Net Expenses	1,120
Net Investment Income	1,793
Realized Gain (Loss):
Investments Sold	7,034
Foreign Currency Transactions	(10)
Net Realized Gain	7,024
Change in Unrealized Appreciation (Depreciation):
Investments	(176)
Foreign Currency Translations	(4)
Net Change in Unrealized Appreciation (Depreciation)	(180)
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,844
Net Increase in Net Assets Resulting from Operations	$8,637

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,793	$1,963
Net Realized Gain	7,024	6,320
Net Change in Unrealized Appreciation (Depreciation)	(180)	4,847
Net Increase in Net Assets Resulting from Operations	8,637	13,130
Distributions in Excess of:
Class II:
Net Investment Income	(3,057)	(567)
Total Distributions	(3,057)	(567)
Capital Share Transactions:(1)
Class II:
Subscribed	2,076	3,146
Distributions Reinvested	3,057	567
Redeemed	(26,940)	(26,418)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,807)	(22,705)
Total Decrease in Net Assets	(16,227)	(10,142)
Net Assets:
Beginning of Period	99,791	109,933
End of Period (Including Undistributed Net Investment Income of $1,783 and $3,057)	$83,564	$99,791
(1) Capital Share Transactions:
Class II:
Shares Subscribed	133	228
Shares Issued on Distributions Reinvested	184	45
Shares Redeemed	(1,705)	(1,936)
Net Decrease in Class II Shares Outstanding	(1,388)	(1,663)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$14.93	$13.17		$11.81		$18.09	$18.03
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.26		0.19		0.37	0.34
Net Realized and Unrealized Gain (Loss)	1.08	1.58		2.87		(5.42)	1.42
Total from Investment Operations	1.38	1.84		3.06		(5.05)	1.76
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.08)		(1.03)		(0.27)	—
Net Realized Gain	—	—		(0.67)		(0.96)	(1.70)
Total Distributions	(0.53)	(0.08)		(1.70)		(1.23)	(1.70)
Net Asset Value, End of Period	$15.78	$14.93		$13.17		$11.81	$18.09
Total Return ++	9.05%	14.05%		29.56%		(28.94)%	9.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,564	$99,791		$109,933		$99,394	$179,712
Ratio of Expenses to Average Net Assets(1)	1.20%+	1.20	%+	1.18	%+	1.18%+	1.16	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.91%+	1.92	%+	1.65	%+	2.47%+	1.86	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	19%	35%		18%		26%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54%	1.50	%+	1.48	%+	1.48%+	1.46	%+
Net Investment Income to Average Net Assets	1.57%	1.62	%+	1.35	%+	2.17%+	1.56	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio's sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2011, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $35,000.

Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers ("Sub-Advisers") for the Portfolio on a day-to-day basis. The Sub-Advisers each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

the year ended December 31, 2011, this waiver amounted to approximately $281,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,057	$—	$567	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(10)	$10	$—

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,784	$2,590

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$65,993	$18,487	$(1,529)	$16,958

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,947,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $17,876,000 and $41,247,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2011 (000)
$2,267	$19,763	$19,923	—	@	$2,107

@  Amount is less than $500.

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2011, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.9% for Class II shares.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders, 29.9% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2011.

The Portfolio intends to pass through foreign tax credits of approximately $100,000, and has derived net income from sources within foreign countries amounting to approximately $2,112,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any Funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
IU12-00239P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example	2

Investment Overview	3

Portfolio of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	18

Federal Income Tax Information	19

Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$853.70	$1,018.15	$6.54	$7.12	1.40%

*  Expenses are calculated using the Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –10.15%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –6.00%, and underperformed the Morgan Stanley Capital International (MSCI) World Index, which returned –5.54%.

Factors Affecting Performance

•  The global real estate securities market declined 6.00% during the 12-month period ending December 31, 2011, as measured by the Index. Global real estate securities posted gains in the first half of the year, but significantly declined in the third quarter on investor concerns about the prospects for a double-dip recession in the U.S., the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, real estate securities rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Performance within the European regional portfolio contributed to performance, while the Asian and U.S. portfolios detracted. Top-down global allocation detracted due to the underweight to the U.S. and overweight to Asia. In Asia, the Portfolio benefited from the underweight to Singapore; this was offset by the negative impact of the underweight to Australia, the overweight to Hong Kong, and stock selection in Singapore. In Europe, the Portfolio benefited from the overweight to the U.K. and stock selection within and the underweight to Germany; this was partially offset by relative losses from stock selection in the U.K. In the U.S., the Fund benefited from the underweight to the industrial sector and stock selection in the shopping center sector; this was offset by negative performance from stock selection in the diversified and health care sectors and the overweight to the hotel sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe, and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2011, the Portfolio was overweight the Asian listed property sector, modestly underweight the European listed property sector, and underweight the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the REOCs in Hong Kong and Japan, as we believe these markets represent attractive valuation opportunities. The Hong Kong REOCs continued to trade at wide discounts to their net asset value (NAV), even after NAVs were modestly revised downward to reflect weakness in residential values and declines in rents/capital values for investment assets. The Japanese REOCs also continued to trade at wide discounts to NAV on continued uncertainty over prospects for underlying property fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets, and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector on relative valuation.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

•  In Europe, the Portfolio was overweight the U.K. and underweight the Continent. Valuations on the Continent ended the period trading at a meaningful discount to NAV based on reported NAVs, which only reflect marginal capital value declines since the start of the credit crisis. Valuations in the U.K. ended the period trading at a significant discount to reported NAVs, which have partially recovered after experiencing significant declines in the two years to June 2009.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs, assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in mid-2007. Some observers noted that the current premium to NAV is comparable to the historical average premium for the U.S. REIT market. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of upscale urban hotels and a number of out-of-favor companies and underweight to companies concentrated in the ownership of suburban office, health care, and industrial assets.

•  Key Asian markets (in particular Hong Kong and Singapore) had witnessed improvements in rents due to strong economies and tenant demand as well as low vacancy levels and limited new supply, but rents experienced some pullback in the second half of 2011 primarily due to uncertainty over global economic conditions. However, the lack of new supply (particularly in Hong Kong) is a key differentiating factor as compared to prior economic slowdowns in this region. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies but there are concerns regarding the pace of recovery due to economic weakness and risk of recession (particularly in Europe). Unlike previous real estate cycles, the key risk in these markets is not oversupply. Rather, we believe the key issue is that many markets are close to cyclically high vacancy rates and prospects for a meaningful recovery of tenant demand remain lackluster, particularly as prospects for the global economy have become more uncertain. The expectation for an absence of material job growth also remains a significant concern, although this has been somewhat mitigated by limited new supply.

•  We continue to maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that we believe offer exposure to the direct property markets at the best relative valuations. In certain market segments, there is a very wide discrepancy between private and public valuations, and relative to other public listed property markets, largely driven by negative sentiment. With regard to current portfolio positioning, we recognize that negative investor sentiment may persist and may impact portfolio performance in the short term, but our strong conviction is based on our fundamental analysis, and we remain committed to our long-term, value-oriented, bottom-up driven investment strategy.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index —Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	–10.15%	–4.57%	—%	–0.45%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	–6.00	–5.46	—	–0.95
MSCI World Index	–5.54	–2.37	—	–0.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	36.2%
Retail	21.8
Residential	12.6
Office	11.8
Other**	6.6
Health Care	5.8
Lodging/Resorts	5.2
Total Investments	100.0%

**  Industries representing less than 5% of total investments.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Australia (8.4%)
CFS Retail Property Trust REIT	267,791	$461
Commonwealth Property Office Fund REIT	106,772	104
Dexus Property Group REIT (Stapled Securities) (a)	482,659	410
Goodman Group REIT (Stapled Securities) (a)	770,363	449
GPT Group REIT (Stapled Securities) (a)	274,079	861
Mirvac Group REIT (Stapled Securities) (a)(b)	275,249	332
Stockland REIT (Stapled Securities) (a)(b)	219,611	717
Westfield Group REIT (Stapled Securities) (a)(b)	288,335	2,303
Westfield Retail Trust REIT	394,497	1,005
		6,642
Austria (0.1%)
Atrium European Real Estate Ltd.	15,721	72
Conwert Immobilien Invest SE	2,093	23
		95
Belgium (0.1%)
Befimmo SCA Sicafi REIT	590	38
Brazil (0.6%)
BR Malls Participacoes SA	5,860	57
BR Properties SA	26,300	261
Iguatemi Empresa de Shopping Centers SA	6,800	126
		444
Canada (2.3%)
Boardwalk REIT	9,370	464
Brookfield Office Properties Canada REIT	2,620	63
Calloway REIT	2,451	64
Extendicare REIT	19,710	164
RioCan REIT	39,460	1,024
		1,779
China (3.9%)
China Overseas Land & Investment Ltd. (c)	832,080	1,391
China Resources Land Ltd. (c)	771,000	1,239
Guangzhou R&F Properties Co., Ltd., Class H (c)	624,300	493
		3,123
Finland (0.3%)
Citycon Oyj	28,165	84
Sponda Oyj	37,841	153
		237
France (3.7%)
Fonciere Des Regions REIT	3,292	211
Gecina SA REIT	2,062	174
ICADE REIT	2,921	230
Klepierre REIT	16,768	478
Mercialys SA REIT	2,117	68
Societe de la Tour Eiffel REIT	1,017	51

	Shares	Value (000)
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	1,194	$116
Unibail-Rodamco SE REIT	9,069	1,630
		2,958
Germany (0.5%)
Alstria Office AG REIT	19,607	233
Deutsche Euroshop AG	1,665	54
Prime Office AG REIT (d)	16,894	95
		382
Hong Kong (15.1%)
Hang Lung Properties Ltd.	258,000	734
Henderson Land Development Co., Ltd.	148,265	737
Hongkong Land Holdings Ltd.	501,500	2,277
Hysan Development Co., Ltd.	232,580	764
Kerry Properties Ltd.	293,699	972
Link REIT (The)	48,500	178
New World Development , Ltd.	274,259	221
Sino Land Co., Ltd.	110,792	158
Sun Hung Kai Properties Ltd.	391,154	4,903
Swire Pacific Ltd.	7,500	90
Wharf Holdings Ltd.	213,816	966
		12,000
Italy (0.3%)
Beni Stabili SpA	464,136	208
Japan (9.2%)
Japan Real Estate Investment Corp. REIT	43	335
Mitsubishi Estate Co., Ltd.	179,000	2,674
Mitsui Fudosan Co., Ltd.	155,000	2,260
Nippon Building Fund, Inc. REIT	48	393
NTT Urban Development Corp.	85	58
Sumitomo Realty & Development Co., Ltd.	88,000	1,541
		7,261
Malta (0.0%)
BGP Holdings PLC (d)(e)	5,886,464	—
Netherlands (1.1%)
Corio N.V. REIT	9,573	416
Eurocommercial Properties N.V. CVA REIT	9,990	317
Vastned Retail N.V. REIT	193	9
Wereldhave N.V. REIT	1,946	129
		871
Norway (0.0%)
Norwegian Property ASA	22,066	27
Singapore (1.7%)
CapitaCommercial Trust REIT	88,000	72
CapitaLand Ltd.	445,000	758
CapitaMall Trust REIT	26,000	34
CapitaMalls Asia Ltd.	62,000	54
City Developments Ltd.	42,000	288
Keppel Land Ltd.	52,110	89
Suntec REIT	98,000	82
		1,377

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Sweden (0.6%)
Atrium Ljungberg AB, Class B	10,130	$108
Castellum AB	4,285	53
Fabege AB	6,256	49
Hufvudstaden AB, Class A	27,252	277
		487
Switzerland (0.9%)
PSP Swiss Property AG (Registered) (d)	6,758	565
Swiss Prime Site AG (Registered) (d)	1,621	122
		687
United Kingdom (6.3%)
Big Yellow Group PLC REIT	63,622	242
British Land Co., PLC REIT	88,338	635
Capital & Counties Properties PLC	23,300	67
Capital & Regional PLC (d)	236,701	117
Capital Shopping Centres Group PLC REIT	52,710	256
Derwent London PLC REIT	8,848	214
Development Securities PLC	19,830	46
Grainger PLC	94,581	157
Great Portland Estates PLC REIT	26,747	134
Hammerson PLC REIT	123,611	691
Land Securities Group PLC REIT	99,220	979
London & Stamford Property PLC	20,400	34
LXB Retail Properties PLC (d)	163,845	265
Metric Property Investments PLC REIT	75,508	100
Quintain Estates & Development PLC (d)	160,304	94
Safestore Holdings PLC	139,168	216
Segro PLC REIT	75,939	246
Shaftesbury PLC REIT	10,132	74
ST Modwen Properties PLC	104,260	183
Unite Group PLC	105,307	275
		5,025
United States (44.3%)
Acadia Realty Trust REIT	17,911	361
Apartment Investment & Management Co., Class A REIT	46,965	1,076
Ashford Hospitality Trust, Inc. REIT	17,920	143
Assisted Living Concepts, Inc., Class A	24,060	358
AvalonBay Communities, Inc. REIT	8,793	1,148
BioMed Realty Trust, Inc. REIT	4,745	86
Boston Properties, Inc. REIT	15,810	1,575
BRE Properties, Inc. REIT	7,730	390
Brookfield Office Properties, Inc.	73,211	1,145
Camden Property Trust REIT	8,381	522
Capital Senior Living Corp. (d)	24,250	193
CommonWealth REIT	9,575	159
Coresite Realty Corp. REIT	6,430	115
Cousins Properties, Inc. REIT	58,506	375
CreXus Investment Corp. REIT	15,710	163
DCT Industrial Trust, Inc. REIT	56,910	291
Douglas Emmett, Inc. REIT	4,900	89
Equity Lifestyle Properties, Inc. REIT	9,915	661
Equity Residential REIT	51,479	2,936

	Shares	Value (000)
Federal Realty Investment Trust REIT	4,681	$425
Forest City Enterprises, Inc., Class A (d)	93,197	1,102
General Growth Properties, Inc. REIT	117,136	1,759
HCP, Inc. REIT	39,264	1,627
Health Care, Inc. REIT	5,690	310
Healthcare Realty Trust, Inc. REIT	53,097	987
Host Hotels & Resorts, Inc. REIT	152,829	2,257
Hudson Pacific Properties, Inc. REIT	14,330	203
Kite Realty Group Trust REIT	20,110	91
Lexington Realty Trust REIT	3,730	28
Mack-Cali Realty Corp. REIT	23,017	614
Omega Healthcare Investors, Inc. REIT	9,270	179
Parkway Properties, Inc. REIT	2,108	21
ProLogis, Inc. REIT	28,759	822
PS Business Parks, Inc. REIT	3,318	184
Public Storage REIT	9,246	1,243
Regency Centers Corp. REIT	42,068	1,583
Retail Opportunity Investments Corp. REIT	28,686	340
Senior Housing Properties Trust REIT	34,964	785
Simon Property Group, Inc. REIT	33,961	4,379
SL Green Realty Corp. REIT	560	37
Sovran Self Storage, Inc. REIT	4,150	177
STAG Industrial, Inc. REIT	6,030	69
Starwood Hotels & Resorts Worldwide, Inc.	36,218	1,737
Starwood Property Trust, Inc. REIT	20,320	376
Vornado Realty Trust REIT	24,869	1,912
Winthrop Realty Trust REIT	11,950	122
		35,155
Total Common Stocks (Cost $73,803)		78,796
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $427)	427,177	427
Total Investments (99.9%) (Cost $74,230)		79,223
Other Assets in Excess of Liabilities (0.1%)		94
Net Assets (100.0%)		$79,317

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  At December 31, 2011, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Commercial Financing	$539	$—	$—		$539
Diversified	28,717	—	—	†	28,717
Health Care	4,603	—	—		4,603
Industrial	1,877	—	—		1,877
Lodging/Resorts	4,137	—	—		4,137
Mixed Industrial/Office	445	—	—		445
Office	9,309	—	—		9,309
Residential	10,007	—	—		10,007
Retail	17,284	—	—		17,284
Self Storage	1,878	—	—		1,878
Total Common Stocks	78,796	—	—	†	78,796
Short-Term Investment
Investment Company	427	—	—		427
Total Assets	$79,223	$—	$—	†	$79,223

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

† Includes a security that is valued at zero.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $73,803)	$78,796
Investment in Security of Affiliated Issuer, at Value (Cost $427)	427
Total Investments in Securities, at Value (Cost $74,230)	79,223
Foreign Currency, at Value (Cost $166)	165
Cash	7
Dividends Receivable	308
Receivable for Investments Sold	97
Tax Reclaim Receivable	11
Receivable for Portfolio Shares Sold	10
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	79,824
Liabilities:
Payable for Portfolio Shares Redeemed	171
Payable for Investment Advisory Fees	152
Payable for Investments Purchased	80
Payable for Custodian Fees	19
Payable for Administration Fees	17
Distribution Fees — Class II Shares	17
Payable for Professional Fees	11
Payable for Directors' Fees and Expenses	4
Other Liabilities	36
Total Liabilities	507
NET ASSETS	$79,317
Net Assets Consist of:
Paid-in-Capital	$187,942
Undistributed Net Investment Income	30
Accumulated Net Realized Loss	(113,648)
Unrealized Appreciation (Depreciation) on:
Investments	4,993
Foreign Currency Translations	(—	@)
Net Assets	$79,317
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,842,236 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.32

@   Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $117 of Foreign Taxes Withheld)	$2,314
Dividends from Security of Affiliated Issuer	2
Total Investment Income	2,316
Expenses:
Investment Advisory Fees (Note B)	762
Distribution Fees — Class II Shares (Note D)	314
Administration Fees (Note C)	224
Custodian Fees (Note F)	98
Professional Fees	57
Shareholder Reporting Fees	17
Pricing Fees	14
Directors' Fees and Expenses	3
Other Expenses	11
Total Expenses	1,500
Distribution Fees — Class II Shares Waived (Note D)	(90)
Waiver of Investment Advisory Fees (Note B)	(156)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	1,252
Net Investment Income	1,064
Realized Gain (Loss):
Investments Sold	4,359
Foreign Currency Transactions	10
Net Realized Gain	4,369
Change in Unrealized Appreciation (Depreciation):
Investments	(14,704)
Foreign Currency Translations	(6)
Net Change in Unrealized Appreciation (Depreciation)	(14,710)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(10,341)
Net Decrease in Net Assets Resulting from Operations	$(9,277)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,064	$3,488
Net Realized Gain	4,369	59,791
Net Change in Unrealized Appreciation (Depreciation)	(14,710)	(51,969)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,277)	11,310
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(2,982)	(15,806)
Total Distributions	(2,982)	(15,806)
Capital Share Transactions:(1)
Class II:
Subscribed	10,505	21,598
Distributions Reinvested	2,982	15,806
Redeemed	(13,235)	(288,098)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	252	(250,694)
Total Decrease in Net Assets	(12,007)	(255,190)
Net Assets:
Beginning of Period	91,324	346,514
End of Period (Including Undistributed Net Investment Income of $30 and $1,885)	$79,317	$91,324
(1) Capital Share Transactions:
Class II:
Shares Subscribed	1,294	2,819
Shares Issued on Distributions Reinvested	340	2,331
Shares Redeemed	(1,670)	(39,138)
Net Decrease in Class II Shares Outstanding	(36)	(33,988)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.40	$7.72		$5.46		$10.92	$12.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.16		0.12		0.14	0.13
Net Realized and Unrealized Gain (Loss)	(0.91)	1.36		2.14		(4.67)	(1.14)
Total from Investment Operations	(0.81)	1.52		2.26		(4.53)	(1.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.84)		(0.00	)‡	(0.28)	(0.13)
Net Realized Gain	—	—		—		(0.65)	(0.03)
Total Distributions	(0.27)	(0.84)		(0.00	)‡	(0.93)	(0.16)
Net Asset Value, End of Period	$7.32	$8.40		$7.72		$5.46	$10.92
Total Return ++	(10.15)%	22.32%		41.42%		(44.34)%	(8.47)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$79,317	$91,324		$346,514		$314,162	$246,876
Ratio of Expenses to Average Net Assets(1)	1.40%+	1.40	%+††	1.40	%+	1.40%+	1.40%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.40	%+††	N/A		N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.19%+	1.81	%+††	2.03	%+	1.69%+	1.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	24%	31%		64%		33%	56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%	1.63	%+††	1.56	%+	1.57%+	1.58%+
Net Investment Income to Average Net Assets	0.92%	1.58	%+††	1.87	%+	1.52%+	0.92%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks a combination of current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2011, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REIT's. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate of 0.85% of the average daily net assets of the Portfolio.

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.40%. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $156,000.

MSIM Limited and MSIM Company, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers ("Sub-Advisers") for the Portfolio on a day-to-day basis. The Sub-Advisers each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $90,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,982	$—	$15,806	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, and basis adjustment for return of capital sold, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$63	$(63)	$—

At December 31, 2011 the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$491	$—

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$85,525	$10,863	$(17,165)	$(6,302)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused capital losses, of approximately $102,849,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011 the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,510,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,403,000 and $21,701,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$1,102	$11,307	$11,982	$2	$427

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2011, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 83.8% Class II shares.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders 0.5% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2011.

The Portfolio intends to pass through foreign tax credits of approximately $94,000, and has derived net income from sources within foreign countries amounting to approximately $1,901,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the various Morgan Stanley Funds (since June 2003).

*  Each officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
IU12-00230P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Tactical Asset Allocation Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples	2

Investment Overview	3

Portfolio of Investments	6

Statement of Assets and Liabilities	24

Statement of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	37

Federal Income Tax Information	38

Director and Officer Information	39

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples (unaudited)

Global Tactical Asset Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Tactical Asset Allocation Portfolio Class I	$1,000.00	$922.30	$1,020.47	$4.55	$4.79	0.94%
Global Tactical Asset Allocation Portfolio Class II	1,000.00	922.30	1,019.96	5.04	5.30	1.04

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Global Tactical Asset Allocation Portfolio

The Global Tactical Asset Allocation Portfolio (the "Portfolio") seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –3.68%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned –7.35%.

Factors Affecting Performance

•  At the start of 2011, global equities traded well against a backdrop of lukewarm economic data, strong capital flows, geopolitical tension, and natural disasters. However, global risk sentiment quickly cratered following the earthquake and tsunami in Northern Japan. Global supply chain disruptions emanating from this disaster impacted economic data as well, with the U.S. in particular hitting a soft patch. The second quarter saw the end of the Federal Reserve's asset purchases (the second round of quantitative easing, dubbed QE2), debt ceiling negotiations, and a downgrade of the U.S. credit rating from AAA to AA+. Most importantly, however, markets entered a new phase of the eurozone debt crisis, with Italian bond yields coming under pressure. This perfect storm of bad news saw markets re-price global growth expectations in early August and risk assets plunge in accordance. However, we believe a combination of positive seasonal factors and resilient U.S. data has buffeted equity markets from further harm since August. In the fourth quarter, global equity markets recovered the bulk of heavy losses incurred during the previous quarter, even as news flow surrounding Europe took a more negative tone. This rebound in risk assets followed upside surprises in U.S. economic data, with U.S. growth likely exceeding 3.0% for the fourth quarter. All told, the S&P 500® Index ended the year effectively unchanged, highlighting incredible resilience in spite of global volatility levels not seen since 2008.

•  Within U.S. equities, an allocation to high dividend-paying equities added to relative performance as investors found their yields attractive in an otherwise low-yielding environment. In addition, overweight exposure to U.S. equities and underweight exposure to emerging market equities bolstered returns.

•  Within currencies, overweight exposure to China and Japan as well as underweight exposure to the eurozone added to performance as low beta (or less volatile) currencies such as those of China and Japan outperformed in an environment of increased global volatility.

•  However, exposure to sovereign debt and overweight exposure to global corporate credit negatively affected relative returns.

•  Within equities, an overweight allocation to German equities detracted from performance as the tensions in the eurozone hurt German growth. Within U.S. equities, an allocation to equities that benefit from increased merger and acquisition (M&A) activity detracted from performance as the uncertain macro outlook caused corporations to focus on protecting cash assets as opposed to using cash to acquire peers.

Management Strategies

•  As of December 31, 2011, the Portfolio's allocation was approximately 62% global equities, 31% global fixed income, 5% commodities, and 2% cash.

•  We remain fully cognizant of the challenges facing the G-3 economies and societies. Our base case, tenuous as it may be, is one of below-trend growth (e.g. under 2% in the U.S.) over the next five years, 2012 being no exception. Short-term deviations from this trend are possible, and we believe it is likely that the fourth quarter 2011 GDP growth rate will be positive, driven by the reverse effect of the oil shock and inventory adjustment. Over the coming months, we expect growth to normalize to a more subdued pace. Downward deviations from this anemic trend are also likely, and, given the fragility of the economic and social situations, they could end up catastrophic.

•  We remain concerned that growth in emerging markets may disappoint expectations in the medium term. We expect a more subdued pace of investment and overall growth in China in the coming years given the stock of fixed assets that has been built up, more limited opportunity to grow exports, a slowing pace of urbanization, and rising dependency ratio. We doubt that the incoming leadership has the political will or political capital to enact bold reforms, which have been to a great degree the foundation of China's recent growth performance. The commodity boom driven to large degree by China's breakneck investment pace has masked, and

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

indeed created, fundamental weaknesses in many economies globally. It has led to a real estate bubble in Australia, prevented Brazil from making necessary fiscal reforms, and entrenched an unsustainable authoritarian regime in Russia, to name just a few. As the commodity boom ebbs, we expect these problems will come into focus and be reflected across multiple asset classes.

•  On the other hand, the commodity boom hurt users and importers, such as Turkey, Japan, and the U.S. consumer. If our expectation of stable or declining commodity prices proves correct, we would expect this reversal to become a major investment theme over the medium-term horizon.

•  Could outsourcing be nearing an inflection point as well? Emerging market currencies appreciated by nearly 40% in real effective terms over the past 10 years, and wage pressures in many economies have become substantial. We expect that a manufacturing renaissance in the U.S. and Europe will emerge as a significant investment theme over the medium term, and are actively looking for opportunities to invest around it.

•  In the short term, the cyclical picture does not call for great directional bets (i.e., overweighting equities relative to fixed income), in our opinion. Potentially positive drivers for equities, such as a better-than-expected growth picture in the U.S., have already been priced into the market, leaving limited upside from here. Lower commodity prices and the recent growth slowdown are enabling central banks globally to begin to reflate and several (Australia, Brazil, the eurozone, Indonesia, Thailand, Russia, Israel, and the U.K.) have cut rates or eased in other manners recently. This is likely to continue, though in many economies core inflation pressures will likely make policy easing gradual and modest. Although all this may continue to lift risky assets further in the short term, we expect any further upside to be modest given our structural concerns and a lack of sufficiently anomalous valuation and sentiment readings in most major asset classes. G-10 government bonds (excluding Italy) continued to be expensively priced but maintained their role as an anchor against the potential deflationary storm. At the moment, we believe the Portfolio has moderate directional risk (i.e. a small overweight to global equities) and we are concentrating on the thematic, country and sector bets, which remain largely unchanged since our last update.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–3.68%	–3.06%	4.00%	2.88%
MSCI All Country World Index	–7.35	–1.93	4.24	4.29
Portfolio – Class II(4)	—	—	—	–4.00
MSCI All Country World Index	—	—	—	–6.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on March 15, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Periods less than one year are not annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	44.5%
Fixed Income Securities	41.3
Other**	9.2
Investment Companies	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $69,000. Does not include open long/short futures contracts with an underlying face amount of approximately $26,908,000 and net unrealized appreciation of approximately $190,000. Also does not include open swap agreements with net unrealized depreciation of approximately $104,000.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Global Tactical Asset Allocation Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (40.6%)
Agency Fixed Rate Mortgages (6.2%)
United States (6.2%)
Federal Home Loan Mortgage Corporation, Gold Pools: 4.00%, 12/1/41	$135	$142
6.00%, 2/1/38	67	73
January TBA:
3.00%, 1/25/42 (a)	275	284
3.50%, 1/25/42 (a)	275	282
Federal National Mortgage Association, Conventional Pools: 4.00%, 11/1/41 - 12/1/41	664	698
4.50%, 8/1/40 - 8/1/41	483	515
5.00%, 1/1/41 - 3/1/41	350	381
5.50%, 2/1/38 - 5/1/39	434	474
6.00%, 3/1/37 - 1/1/38	299	329
6.50%, 8/1/38	75	83
Government National Mortgage Association, January TBA: 4.00%, 1/25/42 (a)	300	322
Various Pools:
4.50%, 6/15/39 - 8/15/39	383	419
Total Agency Fixed Rate Mortgages (Cost $3,974)		4,002
Asset-Backed Securities (0.7%)
United States (0.7%)
Ally Auto Receivables Trust, 0.97%, 8/17/15	125	125
CNH Equipment Trust, 1.20%, 5/16/16	125	125
CVS Pass-Through Trust, 6.04%, 12/10/28	65	68
North Carolina State Education Assistance Authority, 1.22%, 7/25/25 (b)	100	97
Total Asset-Backed Securities (Cost $415)		415
Commercial Mortgage Backed Securities (1.3%)
United States (1.3%)
Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.64%, 4/10/49 (b)	75	70
Bear Stearns Commercial Mortgage Securities, 5.36%, 2/11/44	70	55
Citigroup Commercial Mortgage Trust (See Note H), 5.70%, 12/10/49 (b)	120	119
5.73%, 3/15/49 (b)	40	41
Greenwich Capital Commercial Funding Corp., 5.48%, 3/10/39	65	61
5.87%, 12/10/49 (b)	200	178
JP Morgan Chase Commercial Mortgage Securities Corp., 4.17%, 8/15/46	105	113
5.89%, 2/12/51 (b)	50	50
6.06%, 2/15/51 (b)	65	61

	Face Amount (000)		Value (000)
LB-UBS Commercial Mortgage Trust, 6.01%, 9/15/45 (b)		$75	$71
Total Commercial Mortgage Backed Securities (Cost $860)			819
Corporate Bonds (12.5%)
Australia (0.7%)
Australia & New Zealand Banking Group Ltd., 5.13%, 9/10/19	EUR	50	65
FMG Resources August 2006 Pty Ltd., 6.38%, 2/1/16 (c)		$40	39
6.88%, 2/1/18 (c)		15	15
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		35	32
Macquarie Group Ltd., 6.00%, 1/14/20 (c)		50	47
National Australia Bank Ltd., 3.50%, 1/23/15	EUR	50	66
Santos Finance Ltd., 8.25%, 9/22/70 (b)		50	60
Telstra Corp., Ltd., 4.80%, 10/12/21 (c)		$40	43
Wesfarmers Ltd., 2.98%, 5/18/16 (c)		30	30
Westpac Banking Corp., 3.00%, 12/9/15 (d)		50	50
			447
Belgium (0.1%)
Anheuser-Busch InBev Worldwide, Inc., 5.00%, 4/15/20		50	57
Brazil (0.2%)
Petrobras International Finance Co., 5.75%, 1/20/20 (d)		50	54
Vale Overseas Ltd., 5.63%, 9/15/19		85	94
			148
Cayman Islands (0.1%)
Transocean, Inc., 6.38%, 12/15/21 (d)		35	37
France (0.8%)
Banque Federative du Credit Mutuel SA, 3.00%, 10/29/15	EUR	50	63
BNP Paribas SA, 5.00%, 1/15/21 (d)		$60	58
2.63%, 9/16/16	EUR	52	66
Cie Generale des Etablissements Michelin, Zero Coupon, 1/1/17		52	75
Credit Agricole SA, 3.90%, 4/19/21		50	45
5.88%, 6/11/19		50	56
Crown European Holdings SA, 7.13%, 8/15/18		50	66
RTE EDF Transport SA, 5.13%, 9/12/18		50	72
Societe Generale SA, 6.13%, 8/20/18		50	58
			559

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Germany (0.7%)
Celesio Finance B.V., 3.75%, 10/29/14	EUR	50	$62
Daimler Finance North America LLC, 8.50%, 1/18/31		$75	105
Deutsche Bank AG, 5.00%, 6/24/20	EUR	50	59
HeidelbergCement Finance BV, 8.00%, 1/31/17		50	66
Kreditanstalt fuer Wiederaufbau, 1.50%, 7/30/14		100	143
			435
Ireland (0.2%)
Ardagh Glass Finance PLC, 8.75%, 2/1/20		50	56
Smurfit Kappa Acquisitions, 7.25%, 11/15/17		50	66
			122
Israel (0.1%)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		$50	51
Italy (0.8%)
Enel Finance International N.V., 5.13%, 10/7/19 (c)		100	90
Finmeccanica Finance SA, 8.13%, 12/3/13	EUR	100	132
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	82
Italcementi Finance SA, 5.38%, 3/19/20	EUR	50	47
Telecom Italia Finance SA, 7.75%, 1/24/33		30	34
UniCredit SpA, 4.38%, 2/10/14		50	62
5.75%, 9/26/17		50	49
			496
Luxembourg (0.3%)
ArcelorMittal, 9.38%, 6/3/16		50	72
9.85%, 6/1/19 (d)		$75	83
ITW Finance Europe SA, 5.25%, 10/1/14	EUR	50	71
			226
Netherlands (0.4%)
ABN Amro Bank N.V., 3.63%, 10/6/17	EUR	50	63
Aegon N.V., 4.63%, 12/1/15		$50	52
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.75%, 11/9/20	EUR	50	57
Ziggo Bond Co. BV, 8.00%, 5/15/18		50	66
			238

	Face Amount (000)		Value (000)
Spain (0.2%)
Gas Natural Capital Markets SA, 4.13%, 1/26/18	EUR	50	$61
Santander Holdings USA, Inc., 4.63%, 4/19/16 (d)		$20	19
Telefonica Europe BV, 8.25%, 9/15/30		65	72
			152
Sweden (0.2%)
Industrivarden AB, 1.88%, 2/27/17	EUR	50	58
Nordea Bank AB, 4.00%, 3/29/21		70	77
			135
Switzerland (0.3%)
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (c)		$25	25
Credit Suisse AG, 4.75%, 8/5/19	EUR	75	102
UBS AG, 6.00%, 4/18/18		65	93
			220
United Arab Emirates (0.2%)
Aabar Investments PJSC, 4.00%, 5/27/16		100	113
United Kingdom (1.8%)
Abbey National Treasury Services PLC, 3.63%, 10/14/16		100	129
BAA Funding Ltd., 4.60%, 2/15/18		50	66
Barclays Bank PLC, 6.00%, 1/23/18 - 1/14/21		100	112
BAT International Finance PLC, 5.38%, 6/29/17		50	73
HSBC Holdings PLC, 4.50%, 4/30/14		50	68
6.25%, 3/19/18		50	67
Imperial Tobacco Finance PLC, 8.38%, 2/17/16		50	77
Lloyds TSB Bank PLC, 6.38%, 6/17/16		65	87
6.38%, 1/21/21 (d)		$55	55
Mondi Finance PLC, 5.75%, 4/3/17	EUR	50	67
National Grid Gas PLC, 5.13%, 5/14/13		50	68
Nationwide Building Society, 6.25%, 2/25/20 (c)		$100	99
Royal Bank of Scotland PLC (The), 4.88%, 1/20/17	EUR	75	92
Standard Chartered PLC, 5.75%, 4/30/14		50	69
WPP Finance 2010, 4.75%, 11/21/21 (c)		$30	30
			1,159

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United States (5.4%)
Agilent Technologies, Inc., 5.50%, 9/14/15 (d)		$30	$33
Altria Group, Inc., 9.25%, 8/6/19		75	101
American International Group, Inc., 6.40%, 12/15/20		25	25
ARAMARK Corp., 8.50%, 2/1/15 (d)		125	129
AT&T, Inc., 6.30%, 1/15/38		40	49
BA Covered Bond Issuer, 4.13%, 4/5/12	EUR	100	130
Bank of America Corp., 5.65%, 5/1/18		$90	86
Barrick North America Finance LLC, 4.40%, 5/30/21		40	43
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC, 5.13%, 1/15/15 (c)		25	24
Boston Scientific Corp., 6.00%, 1/15/20		45	50
CBS Corp., 5.75%, 4/15/20		35	39
CenturyLink, Inc., 6.45%, 6/15/21		15	15
Citigroup, Inc. (See Note H), 8.50%, 5/22/19		75	88
Comcast Corp., 5.15%, 3/1/20		50	57
Constellation Brands, Inc., 7.25%, 5/15/17		120	133
CRH America, Inc., 6.00%, 9/30/16		55	59
CSC Holdings LLC, 6.75%, 11/15/21 (c)(d)		30	32
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.60%, 2/15/21		60	63
Frontier Communications Corp., 8.50%, 4/15/20 (d)		15	16
General Electric Capital Corp., 5.30%, 2/11/21		40	43
Series G 6.00%, 8/7/19		125	144
Genworth Financial, Inc., 7.20%, 2/15/21		50	46
Georgia-Pacific LLC, 7.75%, 11/15/29		30	38
8.88%, 5/15/31		40	55
Gilead Sciences, Inc., 1.00%, 5/1/14		73	80
4.50%, 4/1/21		50	53
Goldman Sachs Group, Inc. (The), 4.38%, 3/16/17	EUR	50	61
6.75%, 10/1/37		$100	93

	Face Amount (000)		Value (000)
Hewlett-Packard Co., 4.65%, 12/9/21		$60	$63
Home Depot, Inc., 5.40%, 9/15/40		100	120
Intel Corp., 2.95%, 12/15/35		111	116
International Paper Co., 7.50%, 8/15/21 (d)		30	37
Jefferies Group, Inc., 3.88%, 11/9/15 (d)		35	31
JPMorgan Chase & Co., 4.25%, 10/15/20		100	101
L-3 Communications Corp., 4.75%, 7/15/20		80	79
Lam Research Corp., 1.25%, 5/15/18 (c)		92	87
Life Technologies Corp., 6.00%, 3/1/20		35	39
Marathon Petroleum Corp., 5.13%, 3/1/21		35	37
MeadWestvaco Corp., 7.38%, 9/1/19		15	18
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	50	65
Microsoft Corp., Zero Coupon, 6/15/13 (c)(d)		$101	103
NASDAQ OMX Group, Inc. (The), 5.55%, 1/15/20		40	41
NBC Universal Media LLC, 4.38%, 4/1/21		100	106
News America, Inc., 4.50%, 2/15/21 (d)		20	21
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19		50	64
PPL WEM Holdings PLC, 3.90%, 5/1/16 (c)		60	60
Prudential Financial, Inc., 7.38%, 6/15/19		50	59
Reinsurance Group of America, Inc., 6.45%, 11/15/19		50	56
Simon Property Group LP, 4.13%, 12/1/21		50	52
SLM Corp., 6.25%, 1/25/16		65	63
SUPERVALU, Inc., 8.00%, 5/1/16 (d)		130	135
UnitedHealth Group, Inc., 3.38%, 11/15/21 (d)		30	31
4.63%, 11/15/41 (d)		30	32
Verizon Communications, Inc., 7.35%, 4/1/39		35	49
Wells Fargo Bank NA, 6.00%, 5/23/13	EUR	50	68
			3,518
Total Corporate Bonds (Cost $8,663)			8,113

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Sovereign (14.8%)
Australia (0.6%)
Australia Government Bond, 5.25%, 3/15/19	AUD	40	$46
Treasury Corp. of Victoria, 5.75%, 11/15/16		300	327
			373
Canada (1.2%)
Canadian Government Bond, 4.25%, 6/1/18	CAD	580	665
Province of Ontario Canada, 4.00%, 12/3/19	EUR	85	122
			787
Denmark (0.1%)
Denmark Government Bond, 4.00%, 11/15/17	DKK	485	99
France (0.3%)
France Government Bond OAT, 5.50%, 4/25/29	EUR	135	216
Germany (3.5%)
Bundesrepublik Deutschland, 3.25%, 7/4/15		450	638
3.50%, 7/4/19		200	296
4.25%, 7/4/17 - 7/4/39		125	209
4.75%, 7/4/34		325	584
Bundesschatzanweisungen, 1.00%, 12/14/12		400	522
			2,249
Italy (0.8%)
Italy Buoni Poliennali Del Tesoro, 3.00%, 6/15/15		200	238
4.00%, 9/1/20		150	163
5.00%, 8/1/39	EUR	85	87
			488
Japan (4.2%)
Japan Government Ten Year Bond, 1.30%, 12/20/13	JPY	45,000	598
1.40%, 9/20/15		58,000	785
1.70%, 6/20/18		10,000	140
1.90%, 6/20/16		5,000	69
Japan Government Thirty Year Bond, 1.70%, 6/20/33		87,000	1,117
			2,709
Mexico (0.5%)
Mexican Bonos, 10.00%, 12/5/24	MXN	3,600	332
Netherlands (0.6%)
Netherlands Government Bond, 4.00%, 7/15/19	EUR	275	408
Poland (0.4%)
Poland Government Bond, 5.25%, 10/25/17	PLN	875	251

	Face Amount (000)		Value (000)
South Africa (0.1%)
South Africa Government Bond, 7.25%, 1/15/20	ZAR	400	$48
Sweden (0.3%)
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,300	225
United Kingdom (2.2%)
United Kingdom Gilt, 3.75%, 9/7/20	GBP	50	90
4.25%, 6/7/32 - 9/7/39		390	741
4.50%, 3/7/13		80	131
5.00%, 3/7/18		180	342
United Kingdom Treasury Bond, 4.25%, 3/7/36		50	95
			1,399
Total Sovereign (Cost $9,537)			9,584
U.S. Treasury Securities (5.1%)
United States (5.1%)
U.S. Treasury Bonds, 3.50%, 2/15/39		$580	653
6.88%, 8/15/25		300	462
U.S. Treasury Notes, 2.38%, 10/31/14		730	771
2.75%, 2/28/18		950	1,042
3.13%, 5/15/19		200	224
3.63%, 2/15/21		110	128
Total U.S. Treasury Securities (Cost $3,062)			3,280
Total Fixed Income Securities (Cost $26,511)			26,213
	Shares
Common Stocks (43.6%)
Australia (2.3%)
AGL Energy Ltd.		904	13
Alumina Ltd.		9,345	11
Amcor Ltd.		2,905	21
AMP Ltd.		7,518	31
ASX Ltd.		521	16
Australia & New Zealand Banking Group Ltd.		5,259	111
BHP Billiton Ltd.		6,142	216
Brambles Ltd.		3,179	23
Coca-Cola Amatil Ltd.		560	7
Commonwealth Bank of Australia (d)		2,661	134
CSL Ltd.		1,047	34
Echo Entertainment Group Ltd. (e)		378	1
Fortescue Metals Group Ltd. (d)		3,024	13
GPT Group REIT (Stapled Securities) (f)		7,895	25
Incitec Pivot Ltd.		4,364	14
Insurance Australia Group Ltd.		5,277	16
Leighton Holdings Ltd. (d)		433	9
Macquarie Group Ltd.		781	19
National Australia Bank Ltd. (d)		3,819	91
Newcrest Mining Ltd.		1,373	42

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Australia (cont'd)
Orica Ltd.	1,136	$28
Origin Energy Ltd.	2,512	34
QBE Insurance Group Ltd.	3,321	44
Rio Tinto Ltd. (d)	827	51
Santos Ltd.	1,903	24
Stockland REIT (Stapled Securities) (f)(g)	8,454	28
Suncorp Group Ltd.	3,090	27
TABCORP Holdings Ltd.	379	1
Telstra Corp, Ltd.	7,625	26
Transurban Group (Stapled Securities) (f)	3,556	21
Treasury Wine Estates Ltd.	1,702	6
Wesfarmers Ltd.	1,835	55
Wesfarmers Ltd. (PPS)	285	9
Westfield Group REIT (Stapled Securities) (f)(g)	4,870	39
Westfield Retail Trust REIT	4,870	12
Westpac Banking Corp. (d)	5,241	107
Woodside Petroleum Ltd.	1,157	36
Woolworths Ltd.	2,227	57
		1,452
Austria (0.0%)
Erste Group Bank AG	537	9
Immofinanz AG (e)	955	3
Verbund AG, Class A (d)	128	3
Voestalpine AG	270	8
		23
Belgium (0.2%)
Ageas	3,749	6
Anheuser-Busch InBev N.V.	975	60
Colruyt SA	121	4
Groupe Bruxelles Lambert SA	202	13
KBC Groep N.V.	151	2
Solvay SA, Class A	98	8
Umicore SA	216	9
		102
Canada (2.9%)
Agnico-Eagle Mines Ltd. (d)	400	15
Agrium, Inc.	400	27
Bank of Montreal (d)	1,100	60
Bank of Nova Scotia (d)	1,600	80
Barrick Gold Corp. (d)	2,100	95
BCE, Inc. (d)	2,000	83
Brookfield Asset Management, Inc., Class A	1,400	39
Cameco Corp. (d)	1,000	18
Canadian Imperial Bank of Commerce (d)	900	65
Canadian National Railway Co.	1,000	79
Canadian Natural Resources Ltd. (d)	2,000	75
Canadian Pacific Railway Ltd. (d)	400	27
Cenovus Energy, Inc.	1,600	53
Crescent Point Energy Corp. (d)	600	27
Eldorado Gold Corp.	1,200	17
Enbridge, Inc. (d)	1,800	67

	Shares	Value (000)
Encana Corp.	1,800	$33
Goldcorp, Inc.	1,600	71
Imperial Oil Ltd. (d)	200	9
Kinross Gold Corp.	2,400	27
Magna International, Inc.	600	20
Manulife Financial Corp. (d)	5,800	62
National Bank of Canada (d)	300	21
Nexen, Inc.	1,500	24
Penn West Petroleum Ltd. (d)	900	18
Potash Corp. of Saskatchewan, Inc.	1,800	74
Power Corp. of Canada (d)	1,300	30
Research In Motion Ltd. (e)	1,000	15
Rogers Communications, Inc. (d)	700	27
Royal Bank of Canada (d)	2,300	117
Shoppers Drug Mart Corp. (d)	1,000	40
Silver Wheaton Corp. (d)	700	20
Sun Life Financial, Inc. (d)	1,600	30
Suncor Energy, Inc.	3,100	89
Talisman Energy, Inc. (d)	2,000	26
Teck Resources Ltd.	1,000	35
Thomson Reuters Corp. (d)	900	24
Toronto-Dominion Bank (The) (d)	1,800	135
TransCanada Corp. (d)	1,200	53
Yamana Gold, Inc.	1,700	25
		1,852
Chile (0.0%)
Antofagasta PLC	742	14
China (0.0%)
Wynn Macau Ltd. (d)(h)	5,600	14
Denmark (0.2%)
AP Moller — Maersk A/S	1	6
AP Moller — Maersk A/S Series B	2	13
Danske Bank A/S (e)	684	9
DSV A/S	376	7
Novo Nordisk A/S Series B	888	102
Novozymes A/S Series B	330	10
Vestas Wind Systems A/S (e)	387	4
		151
Finland (0.2%)
Elisa Oyj (d)	277	6
Fortum Oyj	651	14
Kone Oyj, Class B	292	15
Metso Oyj	204	7
Nokia Oyj	5,675	28
Nokian Renkaat Oyj	240	8
Sampo Oyj, Class A	605	15
Stora Enso Oyj, Class R	1,002	6
UPM-Kymmene Oyj	554	6
Wartsila Oyj	291	8
		113

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
France (1.8%)
Aeroports de Paris	55	$4
Air Liquide SA	428	53
Alcatel-Lucent (d)(e)	6,226	10
Alstom SA	406	12
ArcelorMittal	1,340	25
AXA SA	3,059	40
BNP Paribas SA	2,156	85
Bouygues SA (d)	355	11
Cap Gemini SA	333	10
Carrefour SA	744	17
Christian Dior SA	127	15
Cie de St-Gobain	696	27
Cie Generale d'Optique Essilor International SA	303	21
Cie Generale de Geophysique-Veritas (e)	256	6
Cie Generale des Etablissements Michelin Series B	364	22
Credit Agricole SA	2,594	15
Danone	736	46
EDF SA (d)	431	11
European Aeronautic Defence and Space Co. N.V.	675	21
Fonciere Des Regions REIT	53	3
France Telecom SA	2,874	45
GDF Suez	1,973	54
Gecina SA REIT	37	3
Groupe Eurotunnel SA	949	6
Klepierre REIT	187	5
L'Oreal SA	420	44
Lafarge SA (d)	345	12
Legrand SA	195	6
LVMH Moet Hennessy Louis Vuitton SA	315	45
Pernod-Ricard SA	351	33
Peugeot SA	386	6
Publicis Groupe SA	312	14
Renault SA	330	11
Safran SA	251	8
Sanofi	845	62
Schneider Electric SA	782	41
SES SA	614	15
Societe Generale SA	1,480	33
Sodexo	272	20
Technip SA	158	15
Thales SA (d)	156	5
Total SA	2,424	124
Unibail-Rodamco SE REIT	89	16
Vallourec SA	167	11
Veolia Environnement SA	586	6
Vinci SA	830	36
Vivendi SA	1,701	37
		1,167
Germany (1.8%)
Adidas AG	339	22
Allianz SE (Registered)	832	80
BASF SE	1,220	85

	Shares	Value (000)
Bayer AG (Registered)	1,377	$88
Bayerische Motoren Werke AG	683	46
Commerzbank AG (d)(e)	871	1
Continental AG (e)	162	10
Daimler AG (Registered)	1,424	63
Deutsche Bank AG (Registered)	1,321	50
Deutsche Boerse AG (e)	295	15
Deutsche Lufthansa AG (Registered)	480	6
Deutsche Post AG (Registered)	1,164	18
Deutsche Telekom AG (Registered)	4,124	47
E.ON AG	3,099	67
Esprit Holdings Ltd. (h)	3,544	5
Fraport AG Frankfurt Airport Services Worldwide	40	2
Fresenius Medical Care AG & Co. KGaA	357	24
Fresenius SE & Co. KGaA	260	24
HeidelbergCement AG	163	7
Henkel AG & Co. KGaA	306	15
Henkel AG & Co. KGaA (Preference)	360	21
Infineon Technologies AG	2,448	18
K+S AG (Registered)	236	11
Lanxess AG	139	7
Linde AG	293	44
Merck KGaA	187	19
Metro AG	199	7
Muenchener Rueckversicherungs AG (Registered)	392	48
Porsche Automobil Holding SE (Preference)	504	27
QIAGEN N.V. (e)	899	12
RWE AG	930	33
Salzgitter AG	82	4
SAP AG	1,649	87
Siemens AG (Registered)	1,196	114
ThyssenKrupp AG	542	12
Volkswagen AG	41	6
Volkswagen AG (Preference)	287	43
		1,188
Greece (0.0%)
National Bank of Greece SA (e)	1,384	3
Hong Kong (1.1%)
Bank of East Asia Ltd. (d)	5,780	22
BOC Hong Kong Holdings Ltd.	13,000	31
Cheung Kong Holdings Ltd.	5,000	59
CLP Holdings Ltd.	7,500	64
Hang Lung Group Ltd. (d)	3,000	16
Hang Lung Properties Ltd.	7,000	20
Hang Seng Bank Ltd. (d)	4,700	56
Henderson Land Development Co., Ltd.	5,103	25
Hong Kong & China Gas Co., Ltd.	12,100	28
Hong Kong Exchanges and Clearing Ltd. (d)	3,700	59
Hutchison Whampoa Ltd.	7,000	59
Kerry Properties Ltd.	2,500	8
Link REIT (The) (d)	7,307	27
MTR Corp.	5,588	18

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
New World Development , Ltd.	9,632	$8
Power Assets Holdings Ltd.	5,500	41
Sands China Ltd. (e)	8,800	25
Sino Land Co., Ltd. (d)	9,125	13
Sun Hung Kai Properties Ltd.	5,000	63
Swire Pacific Ltd.	2,500	30
Wharf Holdings Ltd.	4,400	20
		692
India (0.0%)
Cairn Energy PLC (e)	2,403	10
Ireland (0.0%)
CRH PLC	832	17
Italy (0.5%)
Assicurazioni Generali SpA	2,726	41
Atlantia SpA	530	8
Banco Popolare SC (d)	4,013	5
Enel Green Power SpA	2,893	6
Enel SpA	13,052	53
Eni SpA	2,877	60
Exor SpA	94	2
Fiat Industrial SpA (e)	998	9
Fiat SpA (d)	786	4
Finmeccanica SpA	598	2
Intesa Sanpaolo SpA	23,263	39
Luxottica Group SpA	179	5
Mediobanca SpA (d)	766	4
Saipem SpA	424	18
Snam Rete Gas SpA	2,878	13
Telecom Italia SpA	13,589	15
Terna Rete Elettrica Nazionale SpA	2,573	9
UniCredit SpA (d)	2,864	24
Unione di Banche Italiane SCPA (d)	1,110	4
		321
Japan (4.9%)
Aeon Co., Ltd. (d)	1,900	26
Aisin Seiki Co., Ltd.	400	11
Ajinomoto Co., Inc.	2,000	24
Asahi Glass Co., Ltd. (d)	2,000	17
Asahi Group Holdings Ltd. (d)	900	20
Asahi Kasei Corp.	4,000	24
Astellas Pharma, Inc.	700	28
Bank of Yokohama Ltd. (The)	6,000	28
Bridgestone Corp. (d)	1,500	34
Canon, Inc. (d)	1,700	75
Central Japan Railway Co.	3	25
Chubu Electric Power Co., Inc.	1,100	21
Chugoku Electric Power Co., Inc. (The) (d)	700	12
Dai Nippon Printing Co., Ltd.	1,000	10
Dai-ichi Life Insurance Co., Ltd. (The) (d)	22	22
Daiichi Sankyo Co., Ltd.	1,000	20
Daikin Industries Ltd.	400	11

	Shares	Value (000)
Daiwa House Industry Co., Ltd.	2,000	$24
Daiwa Securities Group, Inc. (d)	6,000	19
Denso Corp.	700	19
East Japan Railway Co.	700	45
Eisai Co., Ltd.	600	25
Fanuc Corp.	300	46
Fast Retailing Co., Ltd.	100	18
FUJIFILM Holdings Corp.	1,000	24
Fujitsu Ltd.	4,000	21
Hankyu Hanshin Holdings, Inc.	6,000	25
Hitachi Ltd.	7,000	37
Honda Motor Co., Ltd. (d)	2,500	76
Hoya Corp.	900	19
Inpex Corp.	4	25
ITOCHU Corp.	2,800	28
Japan Tobacco, Inc.	8	38
JFE Holdings, Inc.	900	16
JS Group Corp.	1,100	21
JX Holdings, Inc.	5,500	33
Kansai Electric Power Co., Inc. (The)	1,200	18
Kao Corp.	700	19
KDDI Corp. (d)	4	26
Keyence Corp.	200	48
Kintetsu Corp. (d)	6,000	23
Kirin Holdings Co., Ltd. (d)	2,000	24
Kobe Steel Ltd.	8,000	12
Komatsu Ltd.	2,100	49
Konica Minolta Holdings, Inc.	1,500	11
Kubota Corp. (d)	3,000	25
Kuraray Co., Ltd.	1,000	14
Kyocera Corp.	300	24
Kyushu Electric Power Co., Inc.	800	11
Marubeni Corp.	4,000	24
Mitsubishi Chemical Holdings Corp. (d)	3,500	19
Mitsubishi Corp.	2,300	46
Mitsubishi Electric Corp.	4,000	38
Mitsubishi Estate Co., Ltd.	2,000	30
Mitsubishi Heavy Industries Ltd.	9,000	38
Mitsui & Co., Ltd.	2,800	44
Mitsui Fudosan Co., Ltd.	2,000	29
Mitsui OSK Lines Ltd.	3,000	12
Mizuho Financial Group, Inc.	37,100	50
MS&AD Insurance Group Holdings	1,100	20
Murata Manufacturing Co., Ltd. (d)	400	21
NEC Corp. (e)	8,000	16
NGK Insulators Ltd.	1,000	12
Nidec Corp.	200	17
Nikon Corp.	800	18
Nintendo Co., Ltd.	100	14
Nippon Building Fund, Inc. REIT (d)	2	16
Nippon Steel Corp. (d)	9,000	22
Nippon Telegraph & Telephone Corp.	900	46
Nippon Yusen KK (d)	3,000	8

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Nissan Motor Co., Ltd. (d)	3,800	$34
Nitto Denko Corp. (d)	400	14
NKSJ Holdings, Inc.	1,000	20
Nomura Holdings, Inc.	6,800	21
NTT DoCoMo, Inc.	27	50
Odakyu Electric Railway Co., Ltd. (d)	3,000	29
Olympus Corp. (d)	500	7
Omron Corp. (d)	700	14
Oriental Land Co., Ltd. (d)	200	21
ORIX Corp. (d)	220	18
Osaka Gas Co., Ltd.	5,000	20
Panasonic Corp.	2,800	24
Rakuten, Inc. (d)	20	22
Ricoh Co., Ltd. (d)	2,000	17
Rohm Co., Ltd.	300	14
Secom Co., Ltd.	700	32
Sekisui House Ltd.	2,000	18
Seven & I Holdings Co., Ltd.	1,500	42
Sharp Corp. (d)	2,000	18
Shikoku Electric Power Co., Inc.	500	14
Shin-Etsu Chemical Co., Ltd.	700	34
Shionogi & Co., Ltd.	1,200	15
Shiseido Co., Ltd. (d)	800	15
Shizuoka Bank Ltd. (The) (d)	3,000	32
SMC Corp. (d)	200	32
Softbank Corp.	1,400	41
Sony Corp.	1,700	31
Sumitomo Chemical Co., Ltd. (d)	3,000	11
Sumitomo Corp.	1,900	26
Sumitomo Electric Industries Ltd.	1,200	13
Sumitomo Metal Industries Ltd.	6,000	11
Sumitomo Metal Mining Co., Ltd.	1,000	13
Sumitomo Mitsui Financial Group, Inc.	2,400	67
Sumitomo Mitsui Trust Holdings, Inc.	6,000	18
Sumitomo Realty & Development Co., Ltd.	1,000	18
Suzuki Motor Corp.	700	15
T&D Holdings, Inc.	1,700	16
Takeda Pharmaceutical Co., Ltd.	1,100	48
TDK Corp.	400	18
Terumo Corp.	500	24
Tohoku Electric Power Co., Inc. (d)	1,000	10
Tokio Marine Holdings, Inc.	1,400	31
Tokyo Electric Power Co., Inc. (The) (d)(e)	3,400	8
Tokyo Electron Ltd.	500	25
Tokyo Gas Co., Ltd.	5,000	23
Tokyu Corp. (d)	4,000	20
Toray Industries, Inc. (d)	4,000	29
Toshiba Corp. (d)	7,000	29
Toyota Industries Corp. (d)	800	22
Toyota Motor Corp.	4,400	147
West Japan Railway Co.	400	17
Yahoo! Japan Corp. (d)	47	15

	Shares	Value (000)
Yamada Denki Co., Ltd. (d)	250	$17
Yamato Holdings Co., Ltd.	400	7
		3,158
Kazakhstan (0.0%)
Kazakhmys PLC	553	8
Netherlands (0.5%)
Akzo Nobel N.V. (d)	388	19
ASML Holding N.V.	662	28
Corio N.V. REIT	115	5
Fugro N.V. CVA	96	6
Heineken N.V.	613	28
ING Groep N.V. (e)	5,653	41
Koninklijke Ahold N.V.	1,733	23
Koninklijke KPN N.V.	1,823	22
Koninklijke Philips Electronics N.V.	1,872	39
Koninklijke Vopak N.V.	116	6
PostNL N.V.	586	2
TNT Express N.V.	586	4
Unilever N.V. CVA	2,128	73
		296
Norway (0.2%)
Aker Solutions ASA	246	3
DnB NOR ASA	2,312	23
Kvaerner ASA (e)	246	—	@
Norsk Hydro ASA	1,778	8
Orkla ASA	1,208	9
Renewable Energy Corp. ASA (d)(e)	1,171	1
Statoil ASA	2,488	64
Subsea 7 SA (e)	420	8
Telenor ASA	995	16
Yara International ASA	352	14
		146
Poland (0.0%)
Jeronimo Martins SGPS SA (e)	411	7
Portugal (0.0%)
EDP — Energias de Portugal SA	4,041	13
Galp Energia SGPS SA	421	6
Portugal Telecom SGPS SA (Registered) (d)	1,039	6
		25
South Africa (0.1%)
SABMiller PLC	1,566	55
Spain (0.8%)
Abertis Infraestructuras SA	502	8
ACS Actividades de Construccion y Servicios SA (d)	323	10
Banco Bilbao Vizcaya Argentaria SA	9,091	79
Banco de Sabadell SA (d)	2,278	9
Banco Popular Espanol SA (d)	1,762	8
Banco Santander SA	16,671	127
CaixaBank (d)	1,494	7
Distribuidora Internacional de Alimentacion SA (d)(e)	744	3
Enagas SA	316	6
Ferrovial SA	872	10

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Spain (cont'd)
Iberdrola SA	7,045	$44
Inditex SA	505	41
International Consolidated Airlines Group SA (e)	1,797	4
Red Electrica Corp. SA (d)	227	10
Repsol YPF SA	3,176	98
Telefonica SA	4,708	81
		545
Sweden (0.8%)
Alfa Laval AB	719	14
Assa Abloy AB, Class B	568	14
Atlas Copco AB, Class A	1,379	30
Atlas Copco AB, Class B	701	13
Boliden AB	453	7
Electrolux AB Series B	323	5
Hennes & Mauritz AB, Class B	1,670	54
Hexagon AB, Class B	400	6
Husqvarna AB, Class B	622	3
Investor AB, Class B	738	14
Kinnevik Investment AB	188	4
Millicom International Cellular SA SDR	134	13
Nordea Bank AB	5,219	40
Ratos AB, Class B	310	4
Sandvik AB	2,004	25
Scania AB, Class B	537	8
Skandinaviska Enskilda Banken AB	3,850	22
Skanska AB, Class B	408	7
SKF AB, Class B	610	13
Svenska Cellulosa AB, Class B	978	14
Svenska Handelsbanken AB, Class A	1,267	33
Swedbank AB, Class A	878	11
Swedish Match AB	725	26
Tele2 AB, Class B	560	11
Telefonaktiebolaget LM Ericsson, Class B	5,064	52
TeliaSonera AB	7,441	50
Volvo AB, Class B	2,789	30
		523
Switzerland (1.7%)
ABB Ltd. (Registered) (e)	3,378	64
Actelion Ltd. (e)	305	10
Adecco SA (Registered) (e)	317	13
Baloise-Holding AG (Registered)	121	8
Cie Financiere Richemont SA	644	33
Credit Suisse Group AG (Registered) (e)	1,645	39
GAM Holding AG (e)	420	5
Geberit AG (Registered) (e)	101	19
Givaudan SA (Registered) (e)	16	15
Holcim Ltd. (Registered) (e)	297	16
Julius Baer Group Ltd. (e)	322	13
Kuehne & Nagel International AG (Registered)	95	11
Lonza Group AG (Registered) (e)	151	9
Nestle SA (Registered)	4,211	242
Novartis AG (Registered)	1,619	92

	Shares	Value (000)
Roche Holding AG (Genusschein)	1,507	$255
Schindler Holding AG	108	13
SGS SA (Registered)	15	25
Sonova Holding AG (Registered) (e)	159	17
Swatch Group AG (The)	43	16
Swiss Life Holding AG (Registered) (e)	49	4
Swiss Re AG (e)	187	9
Syngenta AG (Registered) (e)	170	50
Synthes, Inc. (Registered) (c)	84	14
UBS AG (Registered) (e)	5,035	60
Zurich Financial Services AG (e)	273	62
		1,114
United Kingdom (4.3%)
3i Group PLC	1,738	5
Admiral Group PLC	480	6
AMEC PLC	582	8
Anglo American PLC	1,690	62
ARM Holdings PLC	3,157	29
AstraZeneca PLC	1,076	50
Aviva PLC	5,013	23
BAE Systems PLC	6,470	29
Barclays PLC	25,136	69
BG Group PLC	4,215	90
BHP Billiton PLC	3,050	89
BP PLC	16,271	116
British American Tobacco PLC	2,537	120
British Land Co., PLC REIT	1,752	13
British Sky Broadcasting Group PLC	2,612	30
BT Group PLC	17,422	52
Burberry Group PLC	568	10
Capita Group PLC (The)	1,466	14
Capital Shopping Centres Group PLC REIT	1,090	5
Centrica PLC	8,109	36
Compass Group PLC	3,720	35
Diageo PLC	3,376	74
Experian PLC	2,008	27
G4S PLC	4,668	20
GlaxoSmithKline PLC	3,788	87
Hammerson PLC REIT	1,386	8
HSBC Holdings PLC	11,047	84
ICAP PLC	838	5
Imperial Tobacco Group PLC	1,426	54
Inmarsat PLC	301	2
International Power PLC	2,772	15
Investec PLC	1,018	5
Johnson Matthey PLC	352	10
Land Securities Group PLC REIT	1,495	15
Legal & General Group PLC	8,309	13
Lloyds Banking Group PLC (e)	34,284	14
Man Group PLC	2,954	6
Marks & Spencer Group PLC	1,874	9
National Grid PLC	4,893	48
Next PLC	430	18

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Old Mutual PLC	7,779	$16
Petrofac Ltd.	509	11
Prudential PLC	4,785	47
Randgold Resources Ltd.	113	12
Reckitt Benckiser Group PLC	1,043	52
Reed Elsevier PLC	2,457	20
Resolution Ltd.	2,787	11
Rexam PLC	1,501	8
Rio Tinto PLC	1,931	94
Rolls-Royce Holdings PLC (e)	4,685	54
Royal Bank of Scotland Group PLC (e)	42,301	13
Royal Dutch Shell PLC, Class A	4,232	156
Royal Dutch Shell PLC, Class B	3,390	129
RSA Insurance Group PLC	6,889	11
Schroders PLC	174	4
Segro PLC REIT	1,460	5
Severn Trent PLC	378	9
Shire PLC	1,488	52
Smith & Nephew PLC	2,021	20
Smiths Group PLC	786	11
SSE PLC	1,494	30
Standard Chartered PLC	1,916	42
Standard Life PLC	3,659	12
Tesco PLC	9,275	58
Tullow Oil PLC	1,414	31
Unilever PLC	1,769	59
United Utilities Group PLC	1,153	11
Vodafone Group PLC	89,770	249
Weir Group PLC (The)	345	11
WM Morrison Supermarkets PLC	3,846	19
Wolseley PLC	454	15
WPP PLC	4,667	49
Xstrata PLC	3,372	51
		2,777
United States (19.3%)
3M Co.	17	1
Abbott Laboratories (d)	3,270	184
Accenture PLC, Class A	383	20
Adobe Systems, Inc. (d)(e)	458	13
AES Corp. (The) (e)	320	4
Aetna, Inc. (d)	133	6
Agilent Technologies, Inc. (e)	201	7
Alexion Pharmaceuticals, Inc. (e)	110	8
Allergan, Inc. (d)	577	51
Alliant Techsystems, Inc. (d)	1,054	60
Alpha Natural Resources, Inc. (d)(e)	123	3
Altera Corp.	191	7
Altria Group, Inc. (d)	340	10
Amazon.com, Inc. (e)	132	23
Ameren Corp.	194	6
American Electric Power Co., Inc.	366	15
American Express Co. (d)	617	29

	Shares	Value (000)
American Tower Corp., Class A	419	$25
Ameriprise Financial, Inc. (d)	200	10
AmerisourceBergen Corp. (d)	167	6
Amgen, Inc.	957	61
Amphenol Corp., Class A	282	13
Anadarko Petroleum Corp.	2,375	181
Analog Devices, Inc. (d)	176	6
Annaly Capital Management, Inc. REIT (d)	618	10
Apache Corp.	114	10
Apple, Inc. (e)	420	170
Arrow Electronics, Inc. (d)(e)	2,884	108
Assurant, Inc.	2,143	88
AT&T, Inc. (d)	1,746	53
Automatic Data Processing, Inc.	146	8
Avery Dennison Corp. (d)	126	4
Baker Hughes, Inc.	510	25
Bank of America Corp.	6,132	34
Bank of New York Mellon Corp. (The)	863	17
Baxter International, Inc.	179	9
BB&T Corp. (d)	846	21
Becton Dickinson and Co. (d)	122	9
Bed Bath & Beyond, Inc. (d)(e)	136	8
Biogen Idec, Inc. (e)	265	29
BlackRock, Inc.	74	13
Boeing Co. (The)	18	1
BorgWarner, Inc. (d)(e)	1,443	92
Boston Properties, Inc. REIT (d)	79	8
Boston Scientific Corp. (d)(e)	780	4
Bristol-Myers Squibb Co. (d)	6,757	238
Broadcom Corp., Class A (e)	209	6
C.H. Robinson Worldwide, Inc. (d)	104	7
Cablevision Systems Corp.	334	5
Cameron International Corp. (d)(e)	206	10
Capital One Financial Corp. (d)	200	8
Cardinal Health, Inc.	182	7
CareFusion Corp. (d)(e)	238	6
Carnival Corp. (d)	1	—	@
Caterpillar, Inc. (d)	19	2
CBS Corp., Class B	586	16
Celgene Corp. (d)(e)	251	17
CenterPoint Energy, Inc.	193	4
CenturyLink, Inc.	2,737	102
Cerner Corp. (e)	133	8
CF Industries Holdings, Inc.	571	83
Charles Schwab Corp. (The) (d)	1,306	15
Chesapeake Energy Corp. (d)	3,409	76
Chevron Corp.	1,909	203
Chipotle Mexican Grill, Inc. (d)(e)	20	7
Chubb Corp. (The)	2,551	177
CIGNA Corp. (e)	12,304	149
CIGNA Corp.	137	6
Cintas Corp.	184	6
Cisco Systems, Inc.	2,478	45

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
CIT Group, Inc. (e)	162	$6
Citigroup, Inc. (See Note H) (d)	1,761	46
Citrix Systems, Inc. (e)	107	6
Cliffs Natural Resources, Inc. (d)	9	1
CME Group, Inc.	39	10
Coach, Inc.	151	9
Coca-Cola Co. (The)	633	44
Coca-Cola Enterprises, Inc.	219	6
Cognizant Technology Solutions Corp., Class A (e)	222	14
Colgate-Palmolive Co.	806	74
Comcast Corp., Class A (d)	474	11
Comcast Corp., Special Class A (d)	442	10
Comerica, Inc. (d)	100	3
ConAgra Foods, Inc.	5,399	143
Concho Resources, Inc. (d)(e)	54	5
ConocoPhillips (d)	2,518	183
Consol Energy, Inc.	147	5
Consolidated Edison, Inc. (d)	148	9
Constellation Energy Group, Inc.	140	6
Costco Wholesale Corp. (d)	444	37
Coventry Health Care, Inc. (d)(e)	4,066	123
Covidien PLC	206	9
CR Bard, Inc. (d)	55	5
Crown Castle International Corp. (d)(e)	557	25
CSX Corp.	455	10
Cummins, Inc. (d)	5	—	@
CVS Caremark Corp.	323	13
Danaher Corp. (d)	19	1
DaVita, Inc. (d)(e)	95	7
Deere & Co. (d)	13	1
Dell, Inc. (e)	769	11
Deltic Timber Corp. (d)	96	6
Devon Energy Corp.	168	10
DIRECTV, Class A (e)	546	23
Discover Financial Services	342	8
Discovery Communications, Inc. (d)(e)	342	14
Discovery Communications, Inc., Class C (e)	342	13
Dominion Resources, Inc.	167	9
D.R. Horton, Inc. (d)	9,076	114
DTE Energy Co.	122	7
Duke Energy Corp. (d)	346	8
Dun & Bradstreet Corp. (The) (d)	72	5
Eagle Materials, Inc. (d)	343	9
Eaton Corp.	16	1
eBay, Inc. (e)	560	17
Ecolab, Inc.	17	1
Edison International (d)	264	11
Edwards Lifesciences Corp. (d)(e)	73	5
EI du Pont de Nemours & Co.	2,750	126
El Paso Corp.	841	22
Eli Lilly & Co. (d)	356	15
EMC Corp. (e)	1,059	23

	Shares	Value (000)
Emerson Electric Co.	20	$1
Entergy Corp.	123	9
EOG Resources, Inc. (d)	292	29
Equity Residential REIT	159	9
Estee Lauder Cos., Inc. (The), Class A (d)	137	15
Exelon Corp. (d)	250	11
Express Scripts, Inc. (d)(e)	171	8
Exxon Mobil Corp. (d)	2,908	246
Fastenal Co. (d)	8	—	@
FedEx Corp. (d)	150	13
Fidelity National Financial, Inc. (d)	4,813	77
Fifth Third Bancorp (d)	1,002	13
FirstEnergy Corp.	236	10
Fluor Corp.	24	1
FMC Technologies, Inc. (d)(e)	211	11
Ford Motor Co. (d)(e)	1,157	12
Forest Laboratories, Inc. (d)(e)	702	21
Foster Wheeler AG (d)(e)	3,073	59
Franklin Resources, Inc. (d)	83	8
Frontier Communications Corp. (d)	743	4
Gap, Inc. (The) (d)	7,594	141
General Dynamics Corp. (d)	39	3
General Electric Co.	8,169	146
General Growth Properties, Inc. REIT (d)	702	11
General Mills, Inc. (d)	603	24
Georgia Gulf Corp. (d)(e)	258	5
Gilead Sciences, Inc. (d)(e)	512	21
Goldman Sachs Group, Inc. (The)	302	27
Goodrich Corp. (d)	3	—	@
Google, Inc., Class A (e)	179	116
H.J. Heinz Co. (d)	139	8
Halliburton Co.	895	31
HCP, Inc. REIT	219	9
Health Care, Inc. REIT	159	9
HealthSouth Corp. (d)(e)	6,100	108
Henry Schein, Inc. (d)(e)	74	5
Hershey Co. (The) (d)	74	5
Hess Corp.	1,587	90
Hewlett-Packard Co.	2,993	77
Home Depot, Inc. (d)	4,138	174
Honeywell International, Inc.	24	1
Hospira, Inc. (d)(e)	350	11
Hudson City Bancorp, Inc. (d)	200	1
Human Genome Sciences, Inc. (d)(e)	641	5
Humana, Inc.	59	5
Illinois Tool Works, Inc. (d)	2,521	118
Integrys Energy Group, Inc. (d)	2,486	135
Intel Corp.	5,188	126
IntercontinentalExchange, Inc. (e)	57	7
International Business Machines Corp. (d)	1,333	245
Interpublic Group of Cos., Inc. (The) (d)	759	7
Intuit, Inc.	243	13
Intuitive Surgical, Inc. (e)	21	10

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Invesco Ltd.	415	$8
Iron Mountain, Inc. (d)	257	8
Johnson & Johnson (d)	346	23
Johnson Controls, Inc.	4,113	129
Joy Global, Inc. (d)	24	2
JPMorgan Chase & Co.	5,950	198
Juniper Networks, Inc. (d)(e)	620	13
KB Home (d)	1,937	13
Kellogg Co. (d)	341	17
KeyCorp	669	5
Kimco Realty Corp. REIT (d)	402	7
Kohl's Corp.	131	6
Kraft Foods, Inc., Class A	252	9
Kroger Co. (The) (d)	610	15
Laboratory Corp. of America Holdings (e)	77	7
Las Vegas Sands Corp. (e)	173	7
Lennar Corp., Class A (d)	5,153	101
Li & Fung Ltd. (d)(h)	16,000	30
Liberty Global, Inc. Series A (d)(e)	217	9
Liberty Global, Inc. Series C (d)(e)	242	10
Liberty Property Trust REIT (d)	261	8
Life Technologies Corp. (e)	158	6
Lincoln National Corp. (d)	2,656	52
Lockheed Martin Corp. (d)	8	1
Louisiana-Pacific Corp. (d)(e)	1,037	8
Lowe's Cos., Inc.	501	13
Ltd. Brands, Inc. (d)	165	7
M&T Bank Corp. (d)	90	7
M/I Homes, Inc. (d)(e)	489	5
Macerich Co. (The) REIT	159	8
Manpower, Inc. (d)	117	4
Marathon Oil Corp. (d)	283	8
Marathon Petroleum Corp.	250	8
Marriott International, Inc., Class A (d)	1	—	@
Masco Corp. (d)	2,707	28
Mastercard, Inc., Class A (d)	136	51
McDonald's Corp.	1,968	197
McGraw-Hill Cos., Inc. (The)	288	13
McKesson Corp.	131	10
MDC Holdings, Inc. (d)	1,175	21
Mead Johnson Nutrition Co.	217	15
MeadWestvaco Corp. (d)	3,393	102
Medco Health Solutions, Inc. (e)	123	7
Medtronic, Inc. (d)	312	12
Merck & Co., Inc.	251	9
Meritage Homes Corp. (d)(e)	826	19
Microsoft Corp.	8,054	209
Mohawk Industries, Inc. (e)	525	31
Molycorp, Inc. (d)(e)	1,497	36
Monsanto Co.	28	2
Mosaic Co. (The)	15	1
Motorola Mobility Holdings, Inc. (e)	420	16

	Shares	Value (000)
Murphy Oil Corp.	148	$8
NASDAQ OMX Group, Inc. (The) (e)	200	5
National Oilwell Varco, Inc. (d)	338	23
NetApp, Inc. (d)(e)	478	17
New York Community Bancorp, Inc. (d)	200	2
Newfield Exploration Co. (d)(e)	157	6
Newmont Mining Corp.	26	2
News Corp., Class A	926	17
News Corp., Class B (d)	551	10
NextEra Energy, Inc.	140	9
NII Holdings, Inc. (e)	112	2
NIKE, Inc., Class B	200	19
Noble Corp. (e)	200	6
Noble Energy, Inc.	89	8
Nordstrom, Inc.	62	3
Norfolk Southern Corp. (d)	2,317	169
Northrop Grumman Corp. (d)	10	1
NRG Energy, Inc. (d)(e)	3,123	57
NVR, Inc. (d)(e)	140	96
O'Reilly Automotive, Inc. (d)(e)	114	9
Occidental Petroleum Corp.	750	70
Omnicare, Inc. (d)	3,743	129
Omnicom Group, Inc. (d)	220	10
Oneok, Inc. (d)	122	11
Oracle Corp.	1,754	45
Owens Corning (d)(e)	914	26
PACCAR, Inc. (d)	12	—	@
PartnerRe Ltd.	1,047	67
Peabody Energy Corp.	341	11
People's United Financial, Inc. (d)	100	1
PepsiCo, Inc.	677	45
Pfizer, Inc.	966	21
PG&E Corp. (d)	262	11
Philip Morris International, Inc.	2,720	213
Pioneer Natural Resources Co. (d)	131	12
Pitney Bowes, Inc. (d)	267	5
Plum Creek Timber Co., Inc. REIT (d)	261	10
PNC Financial Services Group, Inc. (d)	354	20
PPL Corp.	276	8
Praxair, Inc.	15	2
Precision Castparts Corp.	3	—	@
Priceline.com, Inc. (d)(e)	24	11
Principal Financial Group, Inc. (d)	2,482	61
Procter & Gamble Co. (The)	2,512	168
Progress Energy, Inc.	72	4
ProLogis, Inc. REIT	118	3
Public Service Enterprise Group, Inc. (d)	325	11
Public Storage REIT	75	10
Pulte Group, Inc. (d)(e)	10,761	68
Qualcomm, Inc.	818	45
Quest Diagnostics, Inc. (d)	115	7
Range Resources Corp. (d)	65	4
Rayonier, Inc. REIT (d)	270	12

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Raytheon Co. (d)	3,022	$146
Red Hat, Inc. (d)(e)	2,519	104
Regions Financial Corp.	913	4
Republic Services, Inc.	288	8
Reynolds American, Inc. (d)	2,982	124
Robert Half International, Inc. (d)	200	6
Rockwell Automation, Inc. (d)	5	—	@
Ross Stores, Inc.	148	7
Royal Caribbean Cruises Ltd. (d)	1	—	@
Ryland Group, Inc. (The) (d)	1,066	17
Safeway, Inc. (d)	4,503	95
Salesforce.com, Inc. (d)(e)	56	6
SanDisk Corp. (e)	2,826	139
Schlumberger Ltd. (d)	889	61
Scripps Networks Interactive, Inc., Class A (d)	171	7
Sempra Energy (d)	156	9
Simon Property Group, Inc. REIT (d)	214	28
Skyline Corp. (d)	50	—	@
Smithfield Foods, Inc. (d)(e)	5,491	133
Southern Co. (d)	323	15
Southwestern Energy Co. (e)	326	10
Spectra Energy Corp.	383	12
Sprint Nextel Corp. (d)(e)	1,847	4
St. Jude Medical, Inc.	162	6
Standard Pacific Corp. (d)(e)	8,473	27
Staples, Inc.	350	5
Starbucks Corp.	239	11
State Street Corp. (d)	315	13
Steel Dynamics, Inc. (d)	8,113	107
Stericycle, Inc. (d)(e)	117	9
Stryker Corp. (d)	143	7
SunTrust Banks, Inc.	305	5
Symantec Corp. (e)	340	5
Sysco Corp. (d)	558	16
T. Rowe Price Group, Inc. (d)	221	13
Target Corp.	173	9
TE Connectivity Ltd.	183	6
Tenaris SA (d)	830	15
Texas Instruments, Inc.	392	11
Thermo Fisher Scientific, Inc. (e)	583	26
Time Warner Cable, Inc.	164	10
Time Warner, Inc. (d)	4,546	164
TJX Cos., Inc.	187	12
Toll Brothers, Inc. (d)(e)	9,705	198
Tyco International Ltd. (d)	3,299	154
Ultra Petroleum Corp. (d)(e)	135	4
Union Pacific Corp. (d)	218	23
United Parcel Service, Inc., Class B (d)	225	16
United Technologies Corp.	26	2
UnitedHealth Group, Inc.	136	7
Universal Forest Products, Inc. (d)	149	5
Universal Health Services, Inc., Class B	2,500	97

	Shares	Value (000)
Unum Group	4,049	$85
URS Corp. (e)	2,906	102
US Bancorp	809	22
Valero Energy Corp.	363	8
Varian Medical Systems, Inc. (d)(e)	119	8
Ventas, Inc. REIT (d)	159	9
Verisk Analytics, Inc., Class A (e)	176	7
Verizon Communications, Inc. (d)	4,891	196
Vertex Pharmaceuticals, Inc. (e)	300	10
VF Corp.	1,054	134
Viacom, Inc., Class B	227	10
Virgin Media, Inc.	242	5
Visa, Inc., Class A	237	24
Vornado Realty Trust REIT	59	5
Wal-Mart Stores, Inc. (d)	1,234	74
Walgreen Co. (d)	741	24
Walt Disney Co. (The) (d)	281	11
Waste Management, Inc. (d)	295	10
Watsco, Inc. (d)	248	16
Watson Pharmaceuticals, Inc. (d)(e)	264	16
Weatherford International Ltd. (e)	937	14
WellPoint, Inc. (d)	151	10
Wells Fargo & Co.	3,025	83
Western Union Co. (The) (d)	206	4
Weyerhaeuser Co. REIT (d)	378	7
Whole Foods Market, Inc. (d)	252	18
Williams Cos., Inc. (The)	961	32
Wisconsin Energy Corp. (d)	199	7
WW Grainger, Inc.	2	—	@
Wynn Resorts Ltd.	51	6
Xcel Energy, Inc.	228	6
Xerox Corp.	976	8
Xylem, Inc.	71	2
Yahoo!, Inc. (d)(e)	4,854	78
Yum! Brands, Inc.	2,661	157
Zimmer Holdings, Inc. (e)	117	6
		12,457
Total Common Stocks (Cost $30,044)		28,230
Commodity Linked Security (4.7%)
United States (4.7%)
Deutsche Bank AG, Zero Coupon, 12/3/12 (Cost $3,103) (i)	3,103,000	3,064
Investment Companies (4.9%)
Russia (0.5%)
Market Vectors Russia ETF (d)	11,800	314
United States (4.4%)
iShares MSCI Emerging Markets Index Fund	7,100	269
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note H)	105,470	2,292
Technology Select Sector SPDR Fund (d)	12,200	311
		2,872
Total Investment Companies (Cost $3,762)		3,186

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Short-Term Investments (20.3%)
Securities held as Collateral on Loaned Securities (16.0%)
Investment Company (11.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	7,614,427	$7,614
	Face Amount (000)
Repurchase Agreements (4.2%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $327; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $334)	$327	327
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $2,429; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $2,478)	2,429	2,429
		2,756
Total Securities held as Collateral on Loaned Securities (Cost $10,370)		10,370
	Shares
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $2,805)	2,804,776	2,805
Total Short-Term Investments (Cost $13,175)		13,175
Total Investments (114.1%) (Cost $76,595) Including $10,308 of Securities Loaned (j)		73,868
Liabilities in Excess of Other Assets (-14.1%)		(9,135)
Net Assets (100.0%)		$64,733

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2011.

(e)  Non-income producing security.

(f)  Comprised of securities in separate entities that are traded as a single stapled security.

(g)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(h)  Security trades on the Hong Kong exchange.

(i)  Security is linked to the Dow Jones UBS Commodities Index Total Return. The index is currently comprised of futures contracts on nineteen physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

PPS  Price Protected Shares

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MYR	411	$129	1/19/12	USD	130	$130	$1
Credit Suisse	HUF	50,048	205	1/19/12	USD	215	215	10
Deutsche Bank AG	CNY	4,956	787	1/19/12	USD	780	780	(7)
Deutsche Bank AG	CNY	2,458	390	1/19/12	USD	386	386	(4)
Deutsche Bank AG	EUR	785	1,016	1/19/12	USD	1,028	1,028	12
Deutsche Bank AG	JPY	27,539	358	1/19/12	USD	354	354	(4)
Deutsche Bank AG	USD	218	218	1/19/12	PLN	762	220	2
Goldman Sachs International	EUR	265	344	1/19/12	USD	348	348	4
JPMorgan Chase Bank	CNY	5,512	876	1/19/12	USD	865	865	(11)
JPMorgan Chase Bank	NOK	331	55	1/19/12	USD	56	56	1
JPMorgan Chase Bank	USD	2,033	2,033	1/19/12	CNY	12,926	2,053	20

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Royal Bank of Scotland	CAD	541	$531	1/19/12	USD	525	$525	$(6)
Royal Bank of Scotland	CZK	6,444	326	1/19/12	USD	329	329	3
Royal Bank of Scotland	MXN	2,384	170	1/19/12	USD	172	172	2
Royal Bank of Scotland	PLN	604	175	1/19/12	USD	173	173	(2)
Royal Bank of Scotland	USD	142	142	1/19/12	ILS	536	141	(1)
State Street Bank and Trust Co.	USD	401	401	1/19/12	TWD	12,129	400	(1)
UBS AG	AUD	268	273	1/19/12	USD	269	269	(4)
UBS AG	CAD	68	67	1/19/12	USD	67	67	— @
UBS AG	CLP	80,217	154	1/19/12	USD	154	154	(— @)
UBS AG	DKK	279	49	1/19/12	USD	49	49	— @
UBS AG	EUR	1,133	1,468	1/19/12	USD	1,485	1,485	17
UBS AG	EUR	335	433	1/19/12	USD	434	434	1
UBS AG	GBP	617	958	1/19/12	USD	958	958	— @
UBS AG	GBP	127	196	1/19/12	USD	196	196	(— @)
UBS AG	HKD	5,101	656	1/19/12	USD	655	655	(1)
UBS AG	INR	19,740	371	1/19/12	USD	375	375	4
UBS AG	JPY	75,037	975	1/19/12	USD	965	965	(10)
UBS AG	JPY	37,032	482	1/19/12	USD	477	477	(5)
UBS AG	USD	715	715	1/19/12	BRL	1,306	697	(18)
UBS AG	USD	264	264	1/19/12	CAD	272	267	3
UBS AG	USD	80	80	1/19/12	CHF	76	80	— @
UBS AG	USD	148	148	1/19/12	CHF	138	148	(— @)
UBS AG	USD	404	404	1/19/12	HKD	3,144	405	1
UBS AG	USD	284	284	1/19/12	KRW	324,672	282	(2)
UBS AG	USD	93	93	1/19/12	MXN	1,286	92	(1)
UBS AG	USD	363	363	1/19/12	RUB	11,514	357	(6)
UBS AG	USD	189	189	1/19/12	SGD	247	190	1
UBS AG	USD	203	203	1/19/12	ZAR	1,690	209	6
Goldman Sachs International	EUR	924	1,196	1/20/12	USD	1,237	1,237	41
Goldman Sachs International	USD	78	78	1/20/12	CAD	79	78	(— @)
Goldman Sachs International	USD	528	528	1/20/12	EUR	400	518	(10)
JPMorgan Chase Bank	CHF	212	226	1/20/12	USD	224	224	(2)
JPMorgan Chase Bank	MXN	3,770	270	1/20/12	USD	278	278	8
JPMorgan Chase Bank	SEK	980	142	1/20/12	USD	145	145	3
JPMorgan Chase Bank	USD	229	229	1/20/12	CHF	212	226	(3)
JPMorgan Chase Bank	USD	232	232	1/20/12	KRW	262,405	228	(4)
JPMorgan Chase Bank	ZAR	1,855	229	1/20/12	USD	229	229	(— @)
UBS AG	AUD	90	91	1/20/12	USD	91	91	(— @)
UBS AG	GBP	30	47	1/20/12	USD	47	47	— @
UBS AG	PLN	1,227	355	1/20/12	USD	367	367	12
UBS AG	USD	248	248	1/20/12	CLP	126,800	244	(4)
UBS AG	USD	4	4	1/20/12	GBP	2	4	(— @)
UBS AG	USD	3,329	3,329	1/20/12	JPY	258,611	3,361	32
UBS AG	USD	164	164	1/20/12	NOK	950	158	(6)
UBS AG	USD	176	176	1/20/12	SGD	226	175	(1)
UBS AG	USD	66	66	1/20/12	THB	2,050	64	(2)
			$24,591				$24,660	$69

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
10 yr. Japan Government Bond (Japan)	1	$1,850	Mar-12	$10
CAC 40 Index (France)	8	328	Jan-12	(2)
DAX Index (Germany)	3	573	Mar-12	2
Euro Stoxx 50 Index (Germany)	4	120	Mar-12	4
FTSE 100 Index (United Kingdom)	9	773	Mar-12	19
IBEX 35 Index (Spain)	3	329	Jan-12	3
MSCI Emerging Market E MINI (United States)	75	3,456	Mar-12	8
S+P 500 E MINI Index (United States)	96	6,012	Mar-12	180
S+P Mid Cap 400 E MINI Index (United States)	8	702	Mar-12	21
SGX MSCI Singapore Index (Singapore)	5	232	Jan-12	(3)
TOPIX Index (Japan)	2	189	Mar-12	(2)
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
ASX Spi 200 Index (Australia)	2	$(206)	Mar-12	$5
German Euro BOBL (Germany)	2	(324)	Mar-12	(5)
Hang Seng Index (Hong Kong)	3	(356)	Jan-12	3
S+P TSE 60 Index (Canada)	1	(134)	Mar-12	— @
SGX CNX NIFTY Index (Singapore)	66	(611)	Jan-12	18
U.S. Treasury 5 yr. Note (United States)	47	(5,793)	Mar-12	(11)
U.S. Treasury 10 yr. Note (United States)	32	(4,196)	Mar-12	(56)
U.S. Treasury 30 yr. Bond (United States)	5	(724)	Mar-12	(4)
				$190

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	1,400	$62
Bank of America NA	3 Month LIBOR	Receive	4.35	8/18/26		$1,875	(76)
Bank of America NA	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,770	(62)
Bank of America NA	3 Month LIBOR	Pay	4.15	8/18/31		$2,325	84
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	40,910	65
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		20,460	16
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		47,927	(73)
							$16

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at period end:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	Custom Miners Index	$471	1-Month USD-LIBOR minus 0.45%	Pay	10/24/12	$(24)
Bank of America NA	Custom Miners Index	429	1-Month USD-LIBOR minus 0.45%	Pay	10/24/12	(22)
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	410	3-Month USD-LIBOR	Pay	12/20/12	(18)
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	326	3-Month USD-LIBOR	Pay	12/20/12	(9)
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	224	3-Month USD-LIBOR	Pay	12/20/12	(13)
Bank of America NA	Merrill Lynch Custom Test Index	907	1-Month USD-LIBOR minus 0.45%	Pay	11/23/12	(25)
Bank of America NA	S&P 500 Consumer Staples Index	240	3-Month USD-LIBOR minus 0.08%	Receive	12/27/12	1
Bank of America NA	S&P 500 Health Care Index	242	3-Month USD-LIBOR minus 0.08%	Receive	12/27/12	3
Bank of America NA	S&P 500 Real Estate Index	1,000	3-Month USD-LIBOR minus 0.45%	Receive	12/27/12	(23)
Bank of America NA	S&P 500 Telecom Services Index	240	3-Month USD-LIBOR minus 0.08%	Receive	12/27/12	7
Bank of America NA	S&P 500 Utilities Index	239	3-Month USD-LIBOR minus 0.08%	Receive	12/27/12	3
						$(120)
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNY  — Chinese Yuan Renminbi

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$4,002	$—	$4,002
Asset-Backed Securities	—	415	—	415
Commercial Mortgage Backed Securities	—	819	—	819
Corporate Bonds	—	8,113	—	8,113
Sovereign	—	9,584	—	9,584
U.S. Treasury Securities	—	3,280	—	3,280
Total Fixed Income Securities	—	26,213	—	26,213
Common Stocks
Aerospace & Defense	334	—	—	334
Air Freight & Logistics	67	—	—	67
Airlines	10	—	—	10
Auto Components	367	—	—	367
Automobiles	490	—	—	490
Beverages	402	—	—	402
Biotechnology	195	—	—	195
Building Products	168	—	—	168
Capital Markets	383	—	—	383
Chemicals	843	—	—	843
Commercial Banks	2,224	—	—	2,224
Commercial Services & Supplies	135	—	—	135
Communications Equipment	373	—	—	373
Computers & Peripherals	503	—	—	503
Construction & Engineering	245	—	—	245
Construction Materials	61	—	—	61
Consumer Finance	45	—	—	45
Containers & Packaging	29	—	—	29
Distributors	30	—	—	30
Diversified Financial Services	482	—	—	482
Diversified Telecommunication Services	900	—	—	900
Electric Utilities	553	—	—	553
Electrical Equipment	196	—	—	196
Electronic Equipment, Instruments & Components	338	—	—	338

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Energy Equipment & Services	$271	$—	$—	$271
Food & Staples Retailing	659	—	—	659
Food Products	798	—	—	798
Gas Utilities	101	—	—	101
Health Care Equipment & Supplies	199	—	—	199
Health Care Providers & Services	603	—	—	603
Health Care Technology	8	—	—	8
Hotels, Restaurants & Leisure	502	—	—	502
Household Durables	809	—	—	809
Household Products	330	—	—	330
Independent Power Producers & Energy Traders	88	—	—	88
Industrial Conglomerates	559	—	—	559
Information Technology Services	376	—	—	376
Insurance	1,408	—	—	1,408
Internet & Catalog Retail	56	—	—	56
Internet Software & Services	226	—	—	226
Leisure Equipment & Products	18	—	—	18
Life Sciences Tools & Services	60	—	—	60
Machinery	535	—	—	535
Marine	50	—	—	50
Media	527	—	—	527
Metals & Mining	1,252	—	—	1,252
Multi-Utilities	404	—	—	404
Multiline Retail	45	—	—	45
Office Electronics	111	—	—	111
Oil, Gas & Consumable Fuels	2,792	—	—	2,792
Paper & Forest Products	142	—	—	142
Personal Products	93	—	—	93
Pharmaceuticals	1,532	—	—	1,532
Professional Services	101	—	—	101
Real Estate Investment Trusts (REITs)	388	—	—	388
Real Estate Management & Development	405	—	—	405
Road & Rail	492	—	—	492
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$271	$—	$—	$271
Software	502	—	—	502
Specialty Retail	511	—	—	511
Textiles, Apparel & Luxury Goods	308	—	—	308
Thrifts & Mortgage Finance	4	—	—	4
Tobacco	585	—	—	585
Trading Companies & Distributors	199	—	—	199
Transportation Infrastructure	55	—	—	55
Water Utilities	20	—	—	20
Wireless Telecommunication Services	462	—	—	462
Total Common Stocks	28,230	—	—	28,230
Commodity Linked Security	—	3,064	—	3,064
Investment Companies	3,186	—	—	3,186
Short-Term Investments
Investment Company	10,419	—	—	10,419
Repurchase Agreements	—	2,756	—	2,756
Total Short-Term Investments	10,419	2,756	—	13,175
Foreign Currency Exchange Contracts	—	184	—	184
Futures Contracts	273	—	—	273
Interest Rate Swap Agreements	—	227	—	227
Total Return Swap Agreements	—	14	—	14
Total Assets	42,108	32,458	—	74,566
Liabilities:
Foreign Currency Exchange Contracts	—	(115)	—	(115)
Futures Contracts	(83)	—	—	(83)
Interest Rate Swap Agreements	—	(211)	—	(211)
Total Return Swap Agreements	—	(134)	—	(134)
Total Liabilities	(83)	(460)	—	(543)
Total	$42,025	$31,998	$—	$74,023

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Porfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Tactical Asset Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $63,082)	$60,863
Investment in Security of Affiliated Issuer, at Value (Cost $13,513)	13,005
Total Investments in Securities, at Value (Cost $76,595)	73,868
Cash	75
Foreign Currency, at Value (Cost $604)	610
Receivable for Variation Margin	1,319
Receivable for Investments Sold	532
Interest Receivable	281
Unrealized Appreciation on Swap Agreements	241
Unrealized Appreciation on Foreign Currency Exchange Contracts	184
Tax Reclaim Receivable	63
Due from Adviser	55
Dividends Receivable	43
Receivable from Affiliate	2
Receivable for Portfolio Shares Sold	1
Other Assets	1
Total Assets	77,275
Liabilities:
Collateral on Securities Loaned, at Value	10,445
Payable for Investments Purchased	1,497
Unrealized Depreciation on Swap Agreements	345
Unrealized Depreciation on Foreign Currency Exchange Contracts	115
Payable for Professional Fees	29
Payable for Swap Agreements Termination	26
Payable for Custodian Fees	25
Payable for Administration Fees	14
Payable for Portfolio Shares Redeemed	11
Payable for Directors' Fees and Expenses	2
Distribution Fees — Class II Shares	— @
Other Liabilities	33
Total Liabilities	12,542
NET ASSETS	$64,733
Net Assets Consist of:
Paid-in-Capital	$86,396
Undistributed Net Investment Income	1,386
Accumulated Net Realized Loss	(20,471)
Unrealized Appreciation (Depreciation) on:
Investments	(2,219)
Investments in Affiliates	(508)
Futures Contracts	190
Swap Agreements	(104)
Foreign Currency Exchange Contracts	69
Foreign Currency Translations	(6)
Net Assets	$64,733
CLASS I:
Net Assets	$64,668
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,541,012 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.58
CLASS II:
Net Assets	$65
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,602 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.57
(1) Including:
Securities on Loan, at Value:	$10,308

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Tactical Asset Allocation Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $60 of Foreign Taxes Withheld)	$999
Interest from Securities of Unaffiliated Issuers (Net of $ —@ Foreign Taxes Withheld)	684
Dividends from Securities of Affiliated Issuer	50
Income from Securities Loaned — Net	44
Interest from Securities of Affiliated Issuers	9
Total Investment Income	1,786
Expenses:
Investment Advisory Fees (Note B)	584
Custodian Fees (Note F)	191
Administration Fees (Note C)	188
Professional Fees	142
Shareholder Reporting Fees	117
Pricing Fees	87
Directors' Fees and Expenses	3
Distribution Fees — Class II Shares (Note D)	— @
Other Expenses	13
Total Expenses	1,325
Waiver of Investment Advisory Fees (Note B)	(553)
Rebate from Morgan Stanley Affiliates (Note H)	(46)
Distribution Fees — Class II Shares Waived (Note D)	(— @)
Net Expenses	726
Net Investment Income	1,060
Realized Gain (Loss):
Investments Sold	1,165
Investments in Affiliates	(130)
Foreign Currency Exchange Contracts	541
Foreign Currency Transactions	(6)
Futures Contracts	(597)
Swap Agreements	(92)
Net Realized Gain	881
Change in Unrealized Appreciation (Depreciation):
Investments	(3,557)
Investments in Affiliates	(582)
Foreign Currency Exchange Contracts	(49)
Foreign Currency Translations	(17)
Futures Contracts	5
Swap Agreements	(120)
Net Change in Unrealized Appreciation (Depreciation)	(4,320)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,439)
Net Decrease in Net Assets Resulting from Operations	$(2,379)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Global Tactical Asset Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,060	$1,198
Net Realized Gain	881	3,473
Net Change in Unrealized Appreciation (Depreciation)	(4,320)	(351)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,379)	4,320
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(981)	(2,632)
Class II:
Net Investment Income	(— @)	—
Total Distributions	(981)	(2,632)
Capital Share Transactions:(1)
Class I:
Subscribed	3,413	8,513
Distributions Reinvested	981	2,632
Redeemed	(22,122)	(25,865)
Class II:
Subscribed	114 *	—
Distributions Reinvested	— @*	—
Redeemed	(45)*	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,659)	(14,720)
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note I)	—	77
Total Decrease in Net Assets	(21,019)	(12,955)
Net Assets:
Beginning of Period	85,752	98,707
End of Period (Including Undistributed Net Investment Income of $1,386 and $886)	$64,733	$85,752
(1) Capital Share Transactions:
Class I:
Shares Subscribed	379	1,008
Shares Issued on Distributions Reinvested	104	351
Shares Redeemed	(2,453)	(3,047)
Net Decrease in Class I Shares Outstanding	(1,970)	(1,688)
Class II:
Shares Subscribed	13 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Shares Redeemed	(5)*	—
Net Increase in Class II Shares Outstanding	8 *	—

*  For the period March 15, 2011 (commencement of operations) through December 31, 2011.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$9.02	$8.81		$6.86	$14.50	$14.26
Income (Loss) from Investment Operations:
Net Investment Income†	0.13	0.11		0.13	0.30	0.17
Net Realized and Unrealized Gain (Loss)	(0.45)	0.34		2.05	(6.09)	1.89
Total from Investment Operations	(0.32)	0.45		2.18	(5.79)	2.06
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.25)		(0.23)	(0.38)	(0.23)
Net Realized Gain	—	—		—	(1.47)	(1.59)
Total Distributions	(0.12)	(0.25)		(0.23)	(1.85)	(1.82)
Regulatory Settlement Proceeds	—	0.01	#	—	—	—
Net Asset Value, End of Period	$8.58	$9.02		$8.81	$6.86	$14.50
Total Return ++	(3.68)%	5.68%		32.53%	(44.62)%	14.59%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,668	$85,752		$98,707	$86,530	$209,933
Ratio of Expenses to Average Net Assets(1)	0.96%+^	1.03	%+	1.04%+	1.05%+	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.03	%+	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.42%+	1.35	%+	1.75%+	2.72%+	1.15	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%	0.02%		0.01%	0.00%§	0.00	%§
Portfolio Turnover Rate	109%	183%		30%	26%	43%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%	1.45	%+	1.21%+	1.19%+	1.15	%+
Net Investment Income to Average Net Assets	0.62%	0.93	%+	1.58%+	2.58%+	1.05	%+

†  Per share amount is based on average shares outstanding.

#  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 5.57%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class I shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class II
Selected Per Share Data and Ratios	Period from March 15, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.11
Net Realized and Unrealized Loss	(0.46)
Total from Investment Operations	(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$8.57
Total Return ++	(4.00	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65
Ratio of Expenses to Average Net Assets(1)	1.06	%+*^^
Ratio of Net Investment Income to Average Net Assets(1)	1.32	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%*
Portfolio Turnover Rate	109	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.11	%*
Net Investment Income to Average Net Assets	0.27	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

^^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.15% for Class II shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Effective March 15, 2011, the Class II shares commenced operations.

The accompanying financial statements relate to the Global Tactical Asset Allocation Portfolio. The Portfolio seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2011, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency Risk	Receivables	$—	$—	$184
Equity Risk	Receivables	263	14	—
Interest Rate Risk	Receivables	10	227	—
Total Receivables		$273	$241	$184
Liabilities:
Foreign Currency Risk	Payables	$—	$—	$(115)
Equity Risk	Payables	(7)	(134)	—
Interest Rate Risk	Payables	(76)	(211)	—
Total Payables		$(83)	$(345)	$(115)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Risk	Foreign Currency
	Exchange Contracts	$541
Equity Risk	Futures Contracts	123
Interest Rate Risk	Futures Contracts	(720)
Equity Risk	Swap Agreements	33
Interest Rate Risk	Swap Agreements	(125)
	Total	$(148)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Risk	Foreign Currency
	Exchange Contracts	$(49)
Equity Risk	Futures Contracts	144
Interest Rate Risk	Futures Contracts	(139)
Equity Risk	Swap Agreements	(113)
Interest Rate Risk	Swap Agreements	(7)
	Total	$(164)

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was approximately $23,814,000, the average monthly original value of futures contracts was approximately $23,437,000 and the average monthly notional amount of swap agreements was approximately $14,005,000.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2011 were approximately $10,308,000 and $10,617,000, respectively. The Portfolio received cash collateral of approximately $10,370,000 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2011, there was uninvested cash collateral of approximately $75,000, which is not reflected in the Portfolio of Investments. The remaining collateral of $172,000 was received in the form of common stock, which the fund cannot sell or re-pledge, and accordingly is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

7.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

Effective July 1, 2011, the investment advisory service fees were reduced to the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Effective July 1, 2011, the maximum ratio for Class I shares and Class II shares were reduced to 1.00% and 1.10%, respectively. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $553,000.

Morgan Stanley Investment Management Limited, ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the "Sub-Advisers") for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

the year ended December 31, 2011, this waiver amounted to less than $500.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$981	$—	$2,632	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, paydown adjustments and a reclass of long term dividends received, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$421	$(421)	$—

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,348	$—

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$77,309	$4,066	$(7,507)	$(3,441)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused capital losses, of approximately $19,405,000, of which $48,000 will expire on December 31, 2016 and $19,357,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $771,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $51,098,000 and $59,916,000, respectively. For the year ended December 31, 2011, purchases and sales of long-term U.S. Government securities were approximately $22,415,000 and $22,436,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio, an open-end management investment company managed by the Adviser. The Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio has a cost basis of approximately $2,793,000 at December 31, 2011. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $38,000 relating to the Portfolio's investment in the Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value December 31, 2011 (000)
$3,602	$42	$662	$(114)	$42	$2,292

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$25,889	$37,935	$53,405	$8	$10,419

For the year ended December 31, 2011, the Portfolios invested in Citigroup, Inc., and its affiliated broker/dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Interest Income (000)	Value December 31, 2011 (000)
$114	$522	$318	$(16)	$9	$294

I. Regulatory Settlement Proceeds: For the year ended December 31, 2010, the Portfolio received approximately $77,000 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

J. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 73.2% and 85.5%, for Class I and Class II, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders 2.8% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds and since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
IU12-00220P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	18

Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$830.20	$1,019.91	$4.84	$5.35	1.05%
Mid Cap Growth Portfolio Class II	1,000.00	830.10	1,019.41	5.30	5.85	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –7.12%, net of fees, for Class I shares and –7.17%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Russell Midcap® Growth Index (the "Index"), which returned –1.65%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. A video streaming service, a Chinese online travel booking service (not represented in the Index) and a South African diversified media company (not represented in the Index) were the most detrimental holdings in the sector.

•  Stock selection in the materials and processing sector was disadvantageous as well, primarily due to the lagging performance of several mining companies.

•  Stock selection in the energy sector further hampered relative performance. Positions in an oil and gas producer and a solar power systems manufacturer were the main laggards.

•  In contrast, the utilities sector was the main positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period.

•  The health care sector also added to relative gains, due to favorable stock selection and a slight overweight in the sector.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above average business visibility, rising returns on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–7.12%	4.82%	6.79%	4.69%
Russell Midcap® Growth Index	–1.65	2.44	5.29	4.51
Portfolio – Class II(4)	–7.17	4.73	—	11.31
Russell Midcap® Growth Index	–1.65	2.44	—	8.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.5%
Computer Services, Software & Systems	12.9
Diversified Retail	9.3
Commercial Services	7.7
Pharmaceuticals	5.6
Financial Data & Systems	5.6
Communications Technology	5.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (95.9%)
Air Transport (2.0%)
Expeditors International of Washington, Inc.	131,318	$5,379
Alternative Energy (3.6%)
Range Resources Corp.	90,951	5,634
Ultra Petroleum Corp. (a)	132,413	3,923
		9,557
Asset Management & Custodian (0.7%)
Greenhill & Co., Inc.	51,366	1,868
Biotechnology (3.1%)
IDEXX Laboratories, Inc. (a)	55,984	4,309
Illumina, Inc. (a)	130,715	3,984
		8,293
Cement (1.2%)
Martin Marietta Materials, Inc.	42,517	3,206
Chemicals: Diversified (2.5%)
Intrepid Potash, Inc. (a)	137,061	3,102
Rockwood Holdings, Inc. (a)	91,697	3,610
		6,712
Commercial Services (7.8%)
Gartner, Inc. (a)	112,579	3,914
Intertek Group PLC (United Kingdom)	140,429	4,438
Leucadia National Corp.	150,650	3,426
MercadoLibre, Inc. (Brazil)	30,765	2,447
Weight Watchers International, Inc.	117,098	6,442
		20,667
Communications Technology (5.4%)
Millicom International Cellular SA SDR (Sweden)	25,410	2,546
Motorola Solutions, Inc.	254,634	11,787
		14,333
Computer Services, Software & Systems (12.3%)
Akamai Technologies, Inc. (a)	150,538	4,859
Alibaba.com Ltd. (China) (a)(b)	1,506,500	1,558
Citrix Systems, Inc. (a)	37,522	2,278
IHS, Inc., Class A (a)	51,906	4,472
LinkedIn Corp., Class A (a)	65,144	4,105
Red Hat, Inc. (a)	81,105	3,349
Salesforce.com, Inc. (a)	45,926	4,660
Solera Holdings, Inc.	118,892	5,295
Zynga, Inc., Class A (a)	217,000	2,042
		32,618
Computer Technology (3.1%)
NVIDIA Corp. (a)	63,468	880
Yandex N.V., Class A (Russia) (a)	257,738	5,077
Youku.com, Inc. ADR (China) (a)	135,808	2,128
		8,085
Consumer Lending (1.6%)
IntercontinentalExchange, Inc. (a)	34,372	4,144

	Shares	Value (000)
Consumer Services: Miscellaneous (2.6%)
Qualicorp SA (Brazil) (a)	488,694	$4,388
Sun Art Retail Group Ltd. (Hong Kong) (a)	2,015,500	2,520
		6,908
Cosmetics (0.9%)
Natura Cosmeticos SA (Brazil)	127,430	2,477
Diversified Materials & Processing (1.7%)
Schindler Holding AG (Switzerland)	37,299	4,344
Diversified Media (3.2%)
Factset Research Systems, Inc.	45,952	4,011
McGraw-Hill Cos., Inc. (The)	100,904	4,537
		8,548
Diversified Retail (9.4%)
Ctrip.com International Ltd. ADR (China) (a)	100,339	2,348
Dollar Tree, Inc. (a)	50,326	4,183
Fastenal Co.	217,192	9,472
Groupon, Inc. (a)	46,808	966
Groupon, Inc. Series A (a)(c)(d)	277,976	5,256
NetFlix, Inc. (a)	37,742	2,615
		24,840
Education Services (1.0%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	109,029	2,622
Electronic Entertainment (0.7%)
Nexon Co., Ltd. (Korea, Republic of) (a)	134,548	1,935
Financial Data & Systems (5.6%)
MSCI, Inc., Class A (a)	225,856	7,438
Verisk Analytics, Inc., Class A (a)	184,208	7,392
		14,830
Health Care Services (2.4%)
athenahealth, Inc. (a)	49,522	2,432
Stericycle, Inc. (a)	51,359	4,002
		6,434
Medical & Dental Instruments & Supplies (1.3%)
Techne Corp.	51,781	3,535
Medical Equipment (3.9%)
Intuitive Surgical, Inc. (a)	22,281	10,316
Metals & Minerals: Diversified (1.5%)
Lynas Corp. Ltd. (Australia) (a)	1,112,586	1,189
Molycorp, Inc. (a)	116,694	2,798
		3,987
Pharmaceuticals (5.7%)
Gen-Probe, Inc. (a)	17,809	1,053
Ironwood Pharmaceuticals, Inc. (a)	167,624	2,006
Mead Johnson Nutrition Co.	103,079	7,085
Valeant Pharmaceuticals International, Inc. (Canada) (a)	103,656	4,840
		14,984
Publishing (1.5%)
Morningstar, Inc.	67,952	4,040

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Recreational Vehicles & Boats (3.6%)
Edenred (France)	383,461	$9,439
Restaurants (1.2%)
Dunkin' Brands Group, Inc. (a)	123,727	3,091
Scientific Instruments: Pollution Control (1.0%)
Covanta Holding Corp.	198,579	2,719
Semiconductors & Components (2.5%)
ARM Holdings PLC ADR (United Kingdom)	178,852	4,949
First Solar, Inc. (a)	49,768	1,680
		6,629
Shipping (1.1%)
C.H. Robinson Worldwide, Inc.	40,300	2,812
Utilities: Electrical (1.8%)
Brookfield Infrastructure Partners LP (Canada)	166,910	4,623
Total Common Stocks (Cost $245,569)		253,975
Preferred Stocks (0.5%)
Computer Services, Software & Systems (0.5%)
Zynga, Inc. Series C (Cost $2,133) (a)(c)(d)	152,058	1,288
Convertible Preferred Stocks (1.4%)
Alternative Energy (0.9%)
Better Place, Inc. (a)(c)(d)	548,538	2,491
Computer Services, Software & Systems (0.2%)
Workday, Inc. (a)(c)(d)	32,820	435
Technology: Miscellaneous (0.3%)
Peixe Urbano, Inc. (Brazil) (a)(c)(d)	23,881	786
Total Convertible Preferred Stocks (Cost $2,593)		3,712
Short-Term Investment (3.0%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $7,906)	7,906,376	7,906
Total Investments (100.8%) (Cost $258,201)		266,881
Liabilities in Excess of Other Assets (-0.8%)		(2,056)
Net Assets (100.0%)		$264,825

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  At December 31, 2011, the Portfolio held approximately $10,256,000 of fair valued securities, representing 3.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt.

SDR  Swedish Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$5,379	$—	$—	$5,379
Alternative Energy	9,557	—	—	9,557
Asset Management & Custodian	1,868	—	—	1,868
Biotechnology	8,293	—	—	8,293
Cement	3,206	—	—	3,206
Chemicals: Diversified	6,712	—	—	6,712
Commercial Services	20,667	—	—	20,667
Communications Technology	14,333	—	—	14,333
Computer Services, Software & Systems	32,618	—	—	32,618
Computer Technology	8,085	—	—	8,085
Consumer Lending	4,144	—	—	4,144
Consumer Services: Miscellaneous	6,908	—	—	6,908
Cosmetics	2,477	—	—	2,477
Diversified Materials & Processing	4,344	—	—	4,344
Diversified Media	8,548	—	—	8,548
Diversified Retail	19,584	—	5,256	24,840
Education Services	2,622	—	—	2,622
Electronic Entertainment	1,935	—	—	1,935
Financial Data & Systems	14,830	—	—	14,830
Health Care Services	6,434	—	—	6,434
Medical & Dental Instruments & Supplies	3,535	—	—	3,535
Medical Equipment	10,316	—	—	10,316
Metals & Minerals: Diversified	3,987	—	—	3,987
Pharmaceuticals	14,984	—	—	14,984
Publishing	4,040	—	—	4,040
Recreational Vehicles & Boats	9,439	—	—	9,439
Restaurants	3,091	—	—	3,091
Scientific Instruments: Pollution Control	2,719	—	—	2,719
Semiconductors & Components	6,629	—	—	6,629
Shipping	2,812	—	—	2,812
Utilities: Electrical	4,623	—	—	4,623
Total Common Stocks	248,719	—	5,256	253,975

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$1,288	$1,288
Convertible Preferred Stocks	—	—	3,712	3,712
Short-Term Investment –
Investment Company	7,906	—	—	7,906
Total Assets	$256,625	$—	$10,256	$266,881

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stock (000)	Convertible Preferred Stocks (000)
Beginning Balance	$2,195	$—	$1,371
Purchases	—	2,133	1,222
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Change in unrealized appreciation/depreciation	3,061	(845)	1,119
Realized gains (losses)	—	—	—
Ending Balance	$5,256	$1,288	$3,712
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$3,061	$(845)	$1,119

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $250,295)	$258,975
Investment in Security of Affiliated Issuer, at Value (Cost $7,906)	7,906
Total Investments in Securities, at Value (Cost $258,201)	266,881
Receivable for Portfolio Shares Sold	516
Dividends Receivable	173
Receivable for Investments Sold	104
Tax Reclaim Receivable	31
Receivable from Affiliate	1
Other Assets	2
Total Assets	267,708
Liabilities:
Payable for Portfolio Shares Redeemed	2,088
Payable for Investment Advisory Fees	501
Payable for Investments Purchased	162
Payable for Administration Fees	57
Payable for Professional Fees	18
Distribution Fees — Class II Shares	17
Payable for Custodian Fees	9
Payable for Directors' Fees and Expenses	4
Other Liabilities	27
Total Liabilities	2,883
NET ASSETS	$264,825
Net Assets Consist of:
Paid-in-Capital	$225,756
Undistributed Net Investment Loss	(6)
Accumulated Net Realized Gain	30,396
Unrealized Appreciation (Depreciation) on:
Investments	8,680
Foreign Currency Translations	(1)
Net Assets	$264,825
CLASS I:
Net Assets	$64,323
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,733,137 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.22
CLASS II:
Net Assets	$200,502
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,033,880 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.12

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $94 of Foreign Taxes Withheld)	$1,895
Dividends from Security of Affiliated Issuer	6
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	1,902
Expenses:
Investment Advisory Fees (Note B)	2,261
Distribution Fees — Class II Shares (Note D)	799
Administration Fees (Note C)	754
Professional Fees	53
Custodian Fees (Note F)	42
Shareholder Reporting Fees	36
Directors' Fees and Expenses	9
Pricing Fees	9
Other Expenses	17
Total Expenses	3,980
Distribution Fees — Class II Shares Waived (Note D)	(570)
Waiver of Investment Advisory Fees (Note B)	(15)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	3,389
Net Investment Loss	(1,487)
Realized Gain (Loss):
Investments Sold	34,209
Foreign Currency Transactions	(59)
Net Realized Gain	34,150
Change in Unrealized Appreciation (Depreciation):
Investments	(52,574)
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	(52,576)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(18,426)
Net Decrease in Net Assets Resulting from Operations	$(19,913)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(1,487)	$81
Net Realized Gain	34,150	15,102
Net Change in Unrealized Appreciation (Depreciation)	(52,576)	57,614
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,913)	72,797
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(243)	—
Net Realized Gain	(30)	—
Class II:
Net Investment Income	(547)	—
Net Realized Gain	(92)	—
Total Distributions	(912)	—
Capital Share Transactions:(1)
Class I:
Subscribed	20,595	18,911
Distributions Reinvested	273	—
Redeemed	(22,043)	(21,560)
Class II:
Subscribed	43,251	26,382
Distributions Reinvested	639	—
Redeemed	(54,565)	(37,636)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(11,850)	(13,903)
Total Increase (Decrease) in Net Assets	(32,675)	58,894
Net Assets:
Beginning of Period	297,500	238,606
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(6) and $68)	$264,825	$297,500
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,672	1,854
Shares Issued on Distributions Reinvested	20	—
Shares Redeemed	(1,744)	(2,137)
Net Decrease in Class I Shares Outstanding	(52)	(283)
Class II:
Shares Subscribed	3,479	2,561
Shares Issued on Distributions Reinvested	47	—
Shares Redeemed	(4,418)	(3,783)
Net Decrease in Class II Shares Outstanding	(892)	(1,222)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.12		$9.16		$5.81		$14.58	$12.48
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.01		(0.01)		(0.04)	0.04
Net Realized and Unrealized Gain (Loss)	(0.80)		2.95		3.36		(5.51)	2.74
Total from Investment Operations	(0.85)		2.96		3.35		(5.55)	2.78
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.10)	—
Net Realized Gain	(0.01)		—		—		(3.12)	(0.68)
Total Distributions	(0.05)		—		—		(3.22)	(0.68)
Net Asset Value, End of Period	$11.22		$12.12		$9.16		$5.81	$14.58
Total Return ++	(7.12)%		32.31%		57.66%		(46.77)%	22.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,323		$70,122		$55,559		$48,874	$122,169
Ratio of Expenses to Average Net Assets(1)	1.05	%+††	1.05	%+††	1.04	%+	1.05%+	1.06	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.05	%+††	N/A		N/A	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.42	)%+††	0.10	%+††	(0.12	)%+	(0.37)%+	0.27	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	32%		43%		41%		41%	78%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%††	1.06	%+††	1.06	%+	1.06%+	1.09	%+
Net Investment Income (Loss) to Average Net Assets	(0.42	)%††	0.09	%+††	(0.14	)%+	(0.38)%+	0.23	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.01		$9.09		$5.77		$14.50	$12.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		0.00	‡	(0.01)		(0.05)	0.04
Net Realized and Unrealized Gain (Loss)	(0.79)		2.92		3.33		(5.48)	2.72
Total from Investment Operations	(0.85)		2.92		3.32		(5.53)	2.76
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—		(0.08)	—
Net Realized Gain	(0.01)		—		—		(3.12)	(0.68)
Total Distributions	(0.04)		—		—		(3.20)	(0.68)
Net Asset Value, End of Period	$11.12		$12.01		$9.09		$5.77	$14.50
Total Return ++	(7.17)%		32.27%		57.37%		(46.82)%	22.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$200,502		$227,378		$183,047		$107,647	$167,962
Ratio of Expenses to Average Net Assets(1)	1.15	%+††	1.15	%+††	1.14	%+	1.15%+	1.16	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+††	N/A		N/A	1.15	%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.52	)%+††	0.00	%††§	(0.20	)%+	(0.47)%+	0.27	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		(0.00)%§	0.00	%§
Portfolio Turnover Rate	32%		43%		41%		41%	78%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40	%††	1.41	%+††	1.41	%+	1.41%+	1.44	%+
Net Investment Loss to Average Net Assets	(0.77	)%††	(0.26	)%+††	(0.47	)%+	(0.73)%+	(0.01	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective March 31, 2011, the Portfolio suspended the offering of its shares to new investors. The Portfolio will continue to offer its shares to existing shareholders. The Portfolio may recommence offering its shares to new investors at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $15,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $570,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$790	$122	$—	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for return of capital sold and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$2,203	$(2,203)	$—

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$128	$30,764

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$258,699	$40,984	$(32,802)	$8,182

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $96,238,000 and $108,999,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$7,992	$73,353	$73,439	$6	$7,906

During the year ended December 31, 2011, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 77.4% and 80.8%, for Class I and Class II shares, respectively.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $122,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Associations President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
IU12-00224P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	17

Federal Income Tax Information	18

Director and Officer Information	19

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$966.40	$1,019.76	$5.35	$5.50	1.08%
U.S. Real Estate Portfolio Class II	1,000.00	964.20	1,018.50	6.58	6.77	1.33

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.92%, net of fees, for Class I shares and 5.66%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 8.29%, and outperformed against the Standard and Poor's 500® (S&P 500® ) Index, which returned 2.11%.

Factors Affecting Performance

•  The REIT market gained 8.29% in the 12-month period ending December 31, 2011, as measured by the Index. Movements in REIT share prices appeared to be most influenced by the equity market. REITs rallied in the first half of the year, but meaningfully declined in the third quarter on investor concerns with regard to prospects for a double-dip recession in the U.S. as well as a number of global concerns, particularly the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, REITs rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Among the major U.S. REIT sectors, the apartment and retail sectors outperformed and the office sector underperformed the Index. The office sector was the weakest performer in 2011 among the major sectors. The companies with exposure to suburban office assets were significant laggards. Apartment companies posted the best returns among the major sectors for the full year, as the companies provided a strong outlook for multifamily operating fundamentals even in the face of a slow U.S. economy and sluggish job growth. The retail sector outperformed, with the malls significantly outperforming the shopping centers, as a result of continued strong performance by owners of high-end malls. Among the smaller sectors, the storage sector posted the best performance for the full year. The health care sector also outperformed despite being traditionally viewed as a more defensive sector due to its long-term net lease structure. The weakest performer was the hotel sector, which was negatively impacted by concerns with regard to a weakening economy, despite the companies continuing to post attractive operating results. The industrial sector also underperformed due to concerns about weaker tenant demand.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection detracted from the Portfolio's relative performance while top-down sector allocation contributed. Stock selection was especially strong in the mall and office sectors; this was offset by the negative impact of stock selection in the diversified and health care sectors. From a top-down perspective, the Portfolio benefited from the underweight to the industrial sector, while the overweight to the hotel sector detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and to a number of out-of-favor companies, as well as an underweighting to companies concentrated in the ownership of suburban office, health care and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in early 2007, which represents a 50% improvement from trough levels, the REIT market ended the period at an approximate 10% premium to net asset value (NAV). This valuation is comparable to the historical average premium for the REIT market.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	5.92%	–1.87%	10.59%	9.85%
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20	8.95
S&P 500® Index	2.11	–0.25	2.92	4.99
Portfolio – Class II(5)	5.66	–2.06	—	11.82
FTSE NAREIT Equity REITs Index	8.29	–1.42	—	11.09
S&P 500® Index	2.11	–0.25	—	5.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	18.7%
Apartments	17.3
Health Care	11.7
Lodging/Resorts	10.7
Office	10.1
Diversified	9.6
Other*	9.2
Shopping Centers	7.5
Industrial	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Apartments (17.4%)
Apartment Investment & Management Co., Class A REIT	439,735	$10,074
AvalonBay Communities, Inc. REIT	118,935	15,533
BRE Properties, Inc. REIT	62,840	3,172
Camden Property Trust REIT	104,060	6,477
Equity Residential REIT	768,658	43,837
		79,093
Commercial Financing (1.0%)
CreXus Investment Corp. REIT	103,470	1,074
Starwood Property Trust, Inc. REIT	199,831	3,699
		4,773
Diversified (9.6%)
Coresite Realty Corp. REIT	60,000	1,069
Cousins Properties, Inc. REIT	683,902	4,384
Digital Realty Trust, Inc. REIT	1,174	78
Forest City Enterprises, Inc., Class A (a)	838,513	9,911
Lexington Realty Trust REIT	33,150	249
Vornado Realty Trust REIT	344,234	26,458
Winthrop Realty Trust REIT	164,890	1,677
		43,826
Health Care (11.7%)
Assisted Living Concepts, Inc., Class A	296,310	4,412
Capital Senior Living Corp. (a)	112,668	894
HCP, Inc. REIT	548,458	22,723
Health Care, Inc. REIT	98,900	5,393
Healthcare Realty Trust, Inc. REIT	574,889	10,687
Omega Healthcare Investors, Inc. REIT	49,460	957
Senior Housing Properties Trust REIT	365,815	8,209
		53,275
Industrial (5.3%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	11,760	4,133
DCT Industrial Trust, Inc. REIT	630,331	3,227
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	6,362,376	5,911
ProLogis, Inc. REIT	342,820	9,801
STAG Industrial, Inc. REIT	77,870	893
		23,965
Lodging/Resorts (10.7%)
Ashford Hospitality Trust, Inc. REIT	237,010	1,896
Host Hotels & Resorts, Inc. REIT	2,034,462	30,049
Starwood Hotels & Resorts Worldwide, Inc.	350,176	16,798
		48,743
Manufactured Homes (1.9%)
Equity Lifestyle Properties, Inc. REIT	131,754	8,787
Mixed Industrial/Office (0.7%)
Liberty Property Trust REIT	6,191	191
PS Business Parks, Inc. REIT	54,667	3,030
		3,221

	Shares	Value (000)
Office (10.1%)
BioMed Realty Trust, Inc. REIT	53,050	$959
Boston Properties, Inc. REIT	215,347	21,449
BRCP REIT I, LP (a)(b)(c)(d)	2,928,671	811
BRCP REIT II, LP (a)(b)(c)(d)	7,155,500	3,478
Brookfield Office Properties, Inc.	333,676	5,219
CommonWealth REIT	78,517	1,306
Douglas Emmett, Inc. REIT	72,350	1,320
Hudson Pacific Properties, Inc. REIT	223,250	3,161
Mack-Cali Realty Corp. REIT	295,446	7,885
Parkway Properties, Inc. REIT	6,480	64
SL Green Realty Corp. REIT	7,330	488
		46,140
Regional Malls (18.8%)
General Growth Properties, Inc. REIT	1,412,357	21,214
Simon Property Group, Inc. REIT	497,961	64,207
		85,421
Self Storage (4.7%)
Public Storage REIT	141,306	19,000
Sovran Self Storage, Inc. REIT	56,762	2,422
		21,422
Shopping Centers (7.5%)
Acadia Realty Trust REIT	216,026	4,351
Equity One, Inc. REIT	10,005	170
Federal Realty Investment Trust REIT	71,924	6,527
Kite Realty Group Trust REIT	98,314	443
Regency Centers Corp. REIT	494,331	18,597
Retail Opportunity Investments Corp. REIT	355,207	4,205
		34,293
Timber (0.2%)
Plum Creek Timber Co., Inc. REIT	20,176	738
Total Common Stocks (Cost $336,563)		453,697
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $3,126)	3,126,098	3,126
Total Investments (100.3%) (Cost $339,689)		456,823
Liabilities in Excess of Other Assets (-0.3%)		(1,260)
Net Assets (100.0%)		$455,563

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $14,333,000, representing 3.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of approximately $923,000. BRCP REIT II, LLC was acquired between 1/07 - 4/11 and has a current cost basis of approximately $7,155,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,880,000, Keystone Industrial Fund LP was acquired between 3/07 - 6/11 and has a current cost basis of approximately $5,208,000. At December 31, 2011, these securities had an aggregate market value of approximately $14,333,000 representing 3.1% of net assets.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 significant observable inputs (000)	Level 3 Other Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$79,093	$—	$—	$79,093
Commercial Financing	4,773	—	—	4,773
Diversified	43,826	—	—	43,826
Health Care	53,275	—	—	53,275
Industrial	13,921	—	10,044	23,965
Lodging/Resorts	48,743	—	—	48,743
Manufactured Homes	8,787	—	—	8,787
Mixed Industrial/Office	3,221	—	—	3,221
Office	41,851	—	4,289	46,140
Regional Malls	85,421	—	—	85,421
Self Storage	21,422	—	—	21,422
Shopping Centers	34,293	—	—	34,293
Timber	738	—	—	738
Total Common Stocks	439,364	—	14,333	453,697
Short-Term Investment
Investment Company	3,126	—	—	3,126
Total Assets	442,490	—	14,333	456,823
Total	$442,490	$—	$14,333	$456,823

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$13,370
Purchases	443
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	520
Realized gains (losses)	—
Ending Balance	$14,333
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$520

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $336,563)	$453,697
Investment in Security of Affiliated Issuer, at Value (Cost $3,126)	3,126
Total Investments in Securities, at Value (Cost $339,689)	456,823
Dividends Receivable	1,374
Receivable for Investments Sold	666
Receivable for Portfolio Shares Sold	520
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	459,387
Liabilities:
Payable for Portfolio Shares Redeemed	2,105
Payable for Investment Advisory Fees	888
Payable for Investments Purchased	603
Payable for Administration Fees	95
Distribution Fees — Class II Shares	37
Payable for Professional Fees	20
Payable for Directors' Fees and Expenses	12
Payable for Custodian Fees	5
Other Liabilities	59
Total Liabilities	3,824
NET ASSETS	$455,563
Net Assets Consist of:
Paid-in-Capital	$573,195
Undistributed Net Investment Income	3,883
Accumulated Net Realized Loss	(238,649)
Unrealized Appreciation (Depreciation) on:
Investments	117,134
Net Assets	$455,563
CLASS I:
Net Assets	$277,481
Net Asset Value, Offering and Redemption Price Per Share Applicable to 20,453,635 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.57
CLASS II:
Net Assets	$178,082
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,188,570 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.50

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $30 of Foreign Taxes Withheld)	$8,264
Dividends from Security of Affiliated Issuer	13
Total Investment Income	8,277
Expenses:
Investment Advisory Fees (Note B)	3,852
Administration Fees (Note C)	1,205
Distribution Fees — Class II Shares (Note D)	671
Professional Fees	51
Custodian Fees (Note F)	31
Directors' Fees and Expenses	15
Pricing Fees	5
Other Expenses	21
Expenses Before Non Operating Expenses	5,851
Investment Related Expenses	92
Total Expenses	5,943
Distribution Fees — Class II Shares Waived (Note D)	(192)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Net Expenses	5,739
Net Investment Income	2,538
Realized Gain:
Investments Sold	31,164
Foreign Currency Transactions	5
Net Realized Gain	31,169
Change in Unrealized Appreciation (Depreciation):
Investments	(6,170)
Foreign Currency Translations	(5)
Net Change in Unrealized Appreciation (Depreciation)	(6,175)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	24,994
Net Increase in Net Assets Resulting from Operations	$27,532

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,538	$5,411
Net Realized Gain	31,169	7,889
Net Change in Unrealized Appreciation (Depreciation)	(6,175)	111,042
Net Increase in Net Assets Resulting from Operations	27,532	124,342
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,497)	(5,805)
Class II:
Net Investment Income	(1,040)	(5,527)
Total Distributions	(3,537)	(11,332)
Capital Share Transactions:(1)
Class I:
Subscribed	49,073	44,004
Distributions Reinvested	2,497	5,804
Redeemed	(76,845)	(70,648)
Class II:
Subscribed	19,183	37,640
Distributions Reinvested	1,040	5,527
Redeemed	(50,396)	(151,293)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(55,448)	(128,966)
Total Decrease in Net Assets	(31,453)	(15,956)
Net Assets:
Beginning of Period	487,016	502,972
End of Period (Including Undistributed Net Investment Income of $3,883 and $4,982)	$455,563	$487,016
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,669	3,913
Shares Issued on Distributions Reinvested	171	512
Shares Redeemed	(5,741)	(6,200)
Net Decrease in Class I Shares Outstanding	(1,901)	(1,775)
Class II:
Shares Subscribed	1,457	3,419
Shares Issued on Distributions Reinvested	71	490
Shares Redeemed	(3,795)	(13,990)
Net Decrease in Class II Shares Outstanding	(2,267)	(10,081)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.91		$10.15		$8.20		$22.05	$29.37
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.14		0.17		0.31	0.32
Net Realized and Unrealized Gain (Loss)	0.69		2.87		2.04		(5.87)	(4.90)
Total from Investment Operations	0.77		3.01		2.21		(5.56)	(4.58)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.25)		(0.26)		(0.69)	(0.31)
Net Realized Gain	—		—		—		(7.60)	(2.43)
Total Distributions	(0.11)		(0.25)		(0.26)		(8.29)	(2.74)
Net Asset Value, End of Period	$13.57		$12.91		$10.15		$8.20	$22.05
Total Return ++	5.92%		29.96%		28.36%		(37.89)%	(17.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$277,481		$288,516		$244,866		$396,921	$761,902
Ratio of Expenses to Average Net Assets(1)	1.09	%+††	1.11	%+††	1.13	%+	1.07%+	1.04%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.07	%+††	1.10	%+††	1.10	%+	1.05%+	1.02%+
Ratio of Net Investment Income to Average Net Assets(1)	0.64	%+††	1.20	%+††	2.25	%+	2.01%+	1.14%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	18%		22%		36%		35%	41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.12	%+††	1.14	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		1.19	%+††	2.24	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.84		$10.11		$8.16		$21.83	$29.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.05		0.11		0.14		0.27	0.19
Net Realized and Unrealized Gain (Loss)	0.68		2.84		2.05		(5.79)	(4.78)
Total from Investment Operations	0.73		2.95		2.19		(5.52)	(4.59)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.22)		(0.24)		(0.55)	(0.26)
Net Realized Gain	—		—		—		(7.60)	(2.43)
Total Distributions	(0.07)		(0.22)		(0.24)		(8.15)	(2.69)
Net Asset Value, End of Period	$13.50		$12.84		$10.11		$8.16	$21.83
Total Return ++	5.66%		29.53%		28.49%		(38.05)%	(17.57)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$178,082		$198,500		$258,106		$221,251	$361,473
Ratio of Expenses to Average Net Assets(1)	1.34	%+††	1.36	%+††	1.38	%+	1.32%+	1.28%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.32	%+††	1.35	%+††	1.35	%+	1.30%+	1.27%+
Ratio of Net Investment Income to Average Net Assets(1)	0.39	%+††	0.95	%+††	1.83	%+	1.77%+	0.67%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	18%		22%		36%		35%	41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.47	%+††	1.49	%+	1.42%+	1.37%+
Net Investment Income to Average Net Assets	0.29	%††	0.84	%+††	1.72	%+	1.67%+	0.57%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31, 2011, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2011, BRCP REIT II, LLC has drawn down approximately $7,155,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,675,000 for which it will receive 6,675,000 shares of common stock. As of December 31, 2011, Keystone Industrial Fund, LP has drawn down approximately $6,362,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2011, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

3.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

4.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REIT's. The market's perception of prospective

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $192,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,537	$—	$11,332	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, REIT basis adjustments, return of capital for certain securities sold, and partnership basis adjustments resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(100)	$100	$	(—	@)

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,037	$—

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$364,612	$105,461	$(13,250)	$92,211

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Portfolio had available for Federal income tax purposes unused capital losses, of approximately $213,871,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $25,480,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $87,429,000 and $126,265,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $12,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$11,263	$67,557	$75,694	$13	$3,126

During the year ended December 31, 2011, the Portfolio incurred approximately $1,000 in brokerage commissions with

@   Amount is less than $500.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2011, the Portfolio incurred approximately $2,000 in brokerage commissions with Citigroup, Inc, and its affiliate broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 27.6% and 79.5%, for Class I and Class II shares, respectively.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders, 1.8% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the various Morgan Stanley Funds (since July 2003).

*  Each officer serves an indefinite term, until his or her successor is elected.

22

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
IU12-00228I-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	16

Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$898.50	$1,018.90	$5.98	$6.36	1.25%

*  Expenses are calculated using the Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –8.71%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned –2.91%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Within the Portfolio, the consumer discretionary sector was the largest detractor from relative performance. Stocks in the sector faced a challenging environment during the period, given the erosion of investor confidence in the economy's prospects. Positions in diversified retail, specialty retail, home building, and restaurants were among the main detractors in the sector.

•  Stock selection in the materials and processing sector was disadvantageous as well, primarily due to the lagging performance of two mining companies and a cement producer.

•  The financial services sector was another area of weakness. Holdings in an independent investment bank, a financial data provider, and a portfolio management services provider diminished relative returns.

•  In contrast, the utilities sector was a positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period.

•  Positive relative performance also came from the energy sector, with good results from positions in a crude oil producer and an alternative energy company.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	–8.71%	0.77%	—	9.09%
Russell 2000® Growth Index	–2.91	2.09	—	9.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	68.8%
Commercial Services	13.7
Computer Services, Software & Systems	12.4
Utilities: Electrical	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Advertising Agencies (2.1%)
Lamar Advertising Co., Class A (a)	16,820	$463
Asset Management & Custodian (2.4%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	11,856	172
Greenhill & Co., Inc.	9,546	347
		519
Banks: Diversified (1.6%)
Financial Engines, Inc. (a)	15,279	341
Biotechnology (0.9%)
Abcam PLC (United Kingdom)	35,826	203
Casinos & Gambling (1.5%)
Lakes Entertainment, Inc. (a)	9,272	18
Universal Entertainment Corp. (Japan)	11,000	304
		322
Cement (1.6%)
Eagle Materials, Inc.	13,207	339
Chemicals: Diversified (3.6%)
Intrepid Potash, Inc. (a)	11,399	258
Rockwood Holdings, Inc. (a)	13,370	526
		784
Commercial Services (13.8%)
Advisory Board Co. (The) (a)	13,777	1,022
Corporate Executive Board Co. (The)	17,301	659
CoStar Group, Inc. (a)	11,833	790
MercadoLibre, Inc. (Brazil)	6,488	516
		2,987
Computer Services, Software & Systems (8.7%)
MakeMyTrip Ltd. (India) (a)	15,228	366
NetSuite, Inc. (a)	16,719	678
OpenTable, Inc. (a)	11,127	436
Solera Holdings, Inc.	9,034	402
		1,882
Computer Technology (3.1%)
Bankrate, Inc. (a)	20,166	433
Youku.com, Inc. ADR (China) (a)	10,696	168
Zillow, Inc. (a)	3,292	74
		675
Consumer Electronics (0.9%)
Sohu.com, Inc. (China) (a)	4,100	205
Diversified Retail (4.6%)
Blue Nile, Inc. (a)	13,253	542
Citi Trends, Inc. (a)	10,659	94
Pricesmart, Inc.	3,040	211
Shutterfly, Inc. (a)	6,799	155
		1,002
Electronic Components (1.0%)
Cogent Communications Group, Inc. (a)	13,284	224
Entertainment (2.5%)
Vail Resorts, Inc.	12,779	541

	Shares	Value (000)
Foods (0.9%)
Country Style Cooking Restaurant Chain Co., Ltd. ADR (China) (a)	11,529	$85
Ocado Group PLC (United Kingdom) (a)	126,350	107
		192
Health Care Facilities (0.1%)
LCA-Vision, Inc. (a)	10,286	30
Health Care Management Services (2.7%)
HMS Holdings Corp. (a)	18,296	585
Health Care Services (3.0%)
athenahealth, Inc. (a)	13,186	648
Home Building (0.8%)
Brookfield Incorporacoes SA (Brazil)	67,546	179
Insurance: Multi-Line (2.5%)
Greenlight Capital Re Ltd., Class A (a)	19,215	455
Pico Holdings, Inc. (a)	3,878	80
		535
Medical & Dental Instruments & Supplies (3.6%)
Techne Corp.	11,577	790
Medical Services (1.8%)
Accretive Health, Inc. (a)	13,030	299
Zeltiq Aesthetics, Inc. (a)	7,482	85
		384
Metals & Minerals: Diversified (2.8%)
Lynas Corp. Ltd. (Australia) (a)	569,467	609
Oil Well Equipment & Services (1.4%)
Oasis Petroleum, Inc. (a)	10,666	310
Pharmaceuticals (2.6%)
Gen-Probe, Inc. (a)	5,362	317
Ironwood Pharmaceuticals, Inc. (a)	20,782	249
		566
Printing and Copying Services (1.0%)
VistaPrint N.V. (a)	7,294	223
Publishing (2.0%)
Morningstar, Inc.	7,168	426
Restaurants (4.3%)
Dunkin' Brands Group, Inc. (a)	11,142	278
PF Chang's China Bistro, Inc.	21,143	654
		932
Scientific Instruments: Pollution Control (1.4%)
Covanta Holding Corp.	21,513	295
Semiconductors & Components (1.6%)
Tessera Technologies, Inc. (a)	20,902	350
Technology: Miscellaneous (1.2%)
iRobot Corp. (a)	8,673	259
Telecommunications Equipment (2.3%)
Angie's List, Inc. (a)	21,506	346
Pandora Media, Inc. (a)	16,196	162
		508

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Truckers (1.3%)
LLX Logistica SA (Brazil) (a)	151,554	$274
Utilities: Electrical (5.2%)
AET&D Holdings No 1 Ltd. (Australia) (a)(b)(c)	113,183	—
Brookfield Infrastructure Partners LP (Canada)	40,306	1,116
		1,116
Total Common Stocks (Cost $17,898)		19,698
Preferred Stocks (0.8%)
Health Care Services (0.6%)
Castlight Health, Inc. (a)(b)(c)	32,177	132
Technology: Miscellaneous (0.2%)
Glam Media, Inc. Series M-1 (a)(b)(c)	9,428	49
Glam Media, Inc. Escrow Series M-1 (a)(b)(c)	1,347	5
		54
Total Preferred Stocks (Cost $287)		186
Convertible Preferred Stocks (5.9%)
Alternative Energy (1.6%)
Better Place, Inc. (a)(b)(c)	75,140	341
Computer Services, Software & Systems (3.7%)
Twitter, Inc. Series E (a)(b)(c)	50,319	809
Computer Technology (0.0%)
Youku.com, Inc., Class A (a)(b)(c)	17	—	@
Consumer Services: Miscellaneous (0.6%)
Xoom Corp. Series F (a)(b)(c)	56,405	130
Total Convertible Preferred Stocks (Cost $483)		1,280
	Face Amount
Promissory Notes (0.1%)
Technology: Miscellaneous (0.1%)
Glam Media, Inc. 9.00%, 12/3/13 (a)(b)(c)	$20	20
Glam Media, Inc. Escrow 9.00%, 12/3/13 (a)(b)(c)	3	2
Total Promissory Notes (Cost $66)		22
	Shares
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $556)	555,682	556
Total Investments (100.2%) (Cost $19,290)		21,742
Liabilities in Excess of Other Assets (-0.2%)		(46)
Net Assets (100.0%)		$21,696

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $1,488,000, representing 6.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

@  Value is less than $500.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-2 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$463	$—	$—	$463
Asset Management & Custodian	519	—	—	519
Banks: Diversified	341	—	—	341
Biotechnology	203	—	—	203
Casinos & Gambling	322	—	—	322
Cement	339	—	—	339
Chemicals: Diversified	784	—	—	784
Commercial Services	2,987	—	—	2,987
Computer Services, Software & Systems	1,882	—	—	1,882
Computer Technology	675	—	—	675
Consumer Electronics	205	—	—	205
Diversified Retail	1,002	—	—	1,002
Electronic Components	224	—	—	224
Entertainment	541	—	—	541
Foods	192	—	—	192
Health Care Facilities	30	—	—	30
Health Care Management Services	585	—	—	585
Health Care Services	648	—	—	648
Home Building	179	—	—	179
Insurance: Multi-Line	535	—	—	535
Medical & Dental Instruments & Supplies	790	—	—	790
Medical Services	384	—	—	384
Metals & Minerals: Diversified	609	—	—	609
Oil Well Equipment & Services	310	—	—	310
Pharmaceuticals	566	—	—	566
Printing and Copying Services	223	—	—	223
Publishing	426	—	—	426
Restaurants	932	—	—	932
Scientific Instruments: Pollution Control	295	—	—	295
Semiconductors & Components	350	—	—	350
Technology: Miscellaneous	259	—	—	259

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Telecommunications Equipment	$508	$—	$—		$508
Truckers	274	—	—		274
Utilities: Electrical	1,116	—	—	†	1,116
Total Common Stocks	19,698	—	—	†	19,698
Preferred Stocks	—	—	186		186
Convertible Preferred Stocks	—	—	1,280		1,280
Promissory Notes	—	—	22		22
Short-Term Investment
Investment Company	556	—	—		556
Total Assets	$20,254	$—	$1,488	†	$21,742

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$521	$1,255	$—
Purchases	134		155	—	66
Sales	(134)		(418)	(335)	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	—	—
Change in unrealized appreciation/depreciation	—		(72)	193	(44)
Realized gains (losses)	—		—	167	—
Ending Balance	$—	†	$186	$1,280	$22
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(102)	$193	$(44)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $18,734)	$21,186
Investment in Security of Affiliated Issuer, at Value (Cost $556)	556
Total Investments in Securities, at Value (Cost $19,290)	21,742
Dividends Receivable	11
Receivable for Investments Sold	1
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	21,755
Liabilities:
Payable for Investment Advisory Fees	18
Payable for Professional Fees	12
Payable for Portfolio Shares Redeemed	7
Payable for Administration Fees	5
Payable for Custodian Fees	3
Distribution Fees — Class II Shares	1
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	13
Total Liabilities	59
NET ASSETS	$21,696
Net Assets Consist of:
Paid-in-Capital	$19,305
Accumulated Net Investment Loss	(210)
Accumulated Net Realized Gain	149
Unrealized Appreciation (Depreciation) on:
Investments	2,452
Foreign Currency Translations	(—	@)
Net Assets	$21,696
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,464,910 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.81

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$190
Dividends from Security of Affiliated Issuer	1
Total Investment Income	191
Expenses:
Investment Advisory Fees (Note B)	237
Distribution Fees — Class II Shares (Note D)	90
Administration Fees (Note C)	64
Professional Fees	47
Shareholder Reporting Fees	22
Custodian Fees (Note F)	16
Pricing Fees	8
Directors' Fees and Expenses	2
Other Expenses	9
Total Expenses	495
Distribution Fees — Class II Shares Waived (Note D)	(77)
Waiver of Investment Advisory Fees (Note B)	(96)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	321
Net Investment Loss	(130)
Realized Gain:
Investments Sold	1,374
Foreign Currency Transactions	— @
Net Realized Gain	1,374
Change in Unrealized Appreciation (Depreciation):
Investments	(3,333)
Foreign Currency Transactions	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(3,333)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,959)
Net Decrease in Net Assets Resulting from Operations	$(2,089)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(130)	$(49)
Net Realized Gain (Loss)	1,374	(331)
Net Change in Unrealized Appreciation (Depreciation)	(3,333)	7,154
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,089)	6,774
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,039)	—
Total Distributions	(1,039)	—
Capital Share Transactions:(1)
Class II:
Subscribed	1,053	884
Distributions Reinvested	1,039	—
Redeemed	(7,446)	(10,975)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,354)	(10,091)
Total Decrease in Net Assets	(8,482)	(3,317)
Net Assets:
Beginning of Period	30,178	33,495
End of Period (Including Accumulated Net Investment Loss and Undistributed Net Investment Income of $(210) and $46)	$21,696	$30,178
(1) Capital Share Transactions:
Class II:
Shares Subscribed	66	66
Shares Issued on Distributions Reinvested	61	—
Shares Redeemed	(451)	(790)
Net Decrease in Class II Shares Outstanding	(324)	(724)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$16.87	$13.33		$9.09		$16.93	$17.94
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)	(0.02)		(0.05)		(0.03)	(0.10)
Net Realized and Unrealized Gain (Loss)	(1.30)	3.56		4.29		(6.38)	0.70
Total from Investment Operations	(1.38)	3.54		4.24		(6.41)	0.60
Distributions from and/or in Excess of:
Net Investment Income	(0.68)	—		—		—	—
Net Realized Gain	—	—		—		(1.43)	(1.61)
Total Distributions	(0.68)	—		—		(1.43)	(1.61)
Net Asset Value, End of Period	$14.81	$16.87		$13.33		$9.09	$16.93
Total Return ++	(8.71)%	26.56%		46.64%		(40.43)%	2.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,696	$30,178		$33,495		$26,481	$51,171
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.25	%+	1.25	%+	1.25%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets(1)	(0.51)%+	(0.17	)%+	(0.49	)%+	(0.23)%+	(0.56	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%	25%		30%		38%	52%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92%	1.81	%+	1.70	%+	1.70%+	1.63	%+
Net Investment Loss to Average Net Assets	(1.18)%	(0.73	)%+	(0.94	)%+	(0.68)%+	(0.94	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

3.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $96,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $77,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 were as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,002	$37	$—	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains on certain equity securities designated as issued by passive foreign investment companies, partnership basis adjustments, distribution redesignation and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$913	$(188)	$(725)

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$387

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$19,739	$4,302	$(2,299)	$2,003

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $806,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,662,000 and $13,061,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$681	$9,205	$9,330	$1	$556

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Citigroup,Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 91.9% for Class II shares.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2011.

For corporate shareholders, 10.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $37,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves as indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
IU12-00231P-Y12/11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Growth Portfolio (formerly Capital Growth Portfolio)

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples	2

Investment Overview	3

Portfolio of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	17

Federal Income Tax Information	18

Director and Officer Information	19

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Expense Examples (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$889.10	$1,020.92	$4.05	$4.33	0.85%
Growth Portfolio Class II	1,000.00	888.10	1,019.66	5.23	5.60	1.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio, formerly known as the "Capital Growth Portfolio" (the "Portfolio"), seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –2.80%, net of fees, for Class I shares and –3.04%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  The Portfolio's relative underperformance was led by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a discount securities brokerage firm.

•  Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis.

•  Despite the relative gains from an overweight in the sector, stock selection in consumer discretionary detracted from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index).

•  However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer as well as a Chinese internet search provider (which is not represented in the Index).

•  The health care sector also added to relative gains, mostly due to favorable stock selection. Within the sector, holdings in a surgical systems manufacturer and specialty pharmaceuticals stock were the top contributors to performance.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above average business visibility, rising returns on invested capital, strong free flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock election process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2011
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–2.80%	4.14%	3.66%	5.94%
Russell 1000® Growth Index	2.64	2.50	2.60	4.52
Portfolio – Class II(4)	–3.04	3.88	—	7.16
Russell 1000® Growth Index	2.64	2.50	—	6.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	52.0%
Computer Services, Software & Systems	18.3
Diversified Retail	12.8
Computer Technology	10.4
Short-Term Investments	6.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (92.4%)
Air Transport (1.8%)
Expeditors International of Washington, Inc.	36,419	$1,492
Alternative Energy (3.0%)
Range Resources Corp.	16,911	1,048
Ultra Petroleum Corp. (a)	49,917	1,479
		2,527
Asset Management & Custodian (0.5%)
Citigroup, Inc. (See Note H)	7,999	210
Goldman Sachs Group, Inc. (The)	2,099	190
		400
Biotechnology (1.4%)
Illumina, Inc. (a)	37,306	1,137
Casinos & Gambling (1.4%)
Las Vegas Sands Corp. (a)	27,110	1,158
Chemicals: Diversified (2.8%)
Monsanto Co.	33,643	2,357
Commercial Finance & Mortgage Companies (1.6%)
BM&F Bovespa SA (Brazil)	257,935	1,355
Commercial Services (3.6%)
eBay, Inc. (a)	56,565	1,715
Leucadia National Corp.	56,845	1,293
		3,008
Communications Technology (3.9%)
Motorola Solutions, Inc.	70,902	3,282
Computer Services, Software & Systems (18.3%)
Baidu, Inc. ADR (China) (a)	23,423	2,728
Facebook, Inc., Class B (a)(b)(c)	109,380	2,953
Google, Inc., Class A (a)	8,955	5,784
LinkedIn Corp., Class A (a)	13,196	831
Salesforce.com, Inc. (a)	16,378	1,662
VMware, Inc., Class A (a)	8,757	729
Zynga, Inc., Class A (a)	67,837	638
		15,325
Computer Technology (10.4%)
Apple, Inc. (a)	18,719	7,581
NVIDIA Corp. (a)	17,627	244
Yandex N.V., Class A (Russia) (a)	44,839	884
		8,709
Consumer Lending (1.5%)
CME Group, Inc.	5,123	1,248
Diversified Financial Services (0.2%)
Bank of America Corp.	31,665	176
Diversified Media (3.1%)
McGraw-Hill Cos., Inc. (The)	29,903	1,345
Naspers Ltd., Class N (South Africa)	28,247	1,236
		2,581
Diversified Retail (12.8%)
Amazon.com, Inc. (a)	34,719	6,010
Fastenal Co.	35,539	1,550

	Shares	Value (000)
Groupon, Inc. (a)	56,932	$1,174
NetFlix, Inc. (a)	9,666	670
Priceline.com, Inc. (a)	2,794	1,307
		10,711
Financial Data & Systems (1.6%)
MSCI, Inc., Class A (a)	39,395	1,297
Insurance: Multi-Line (0.2%)
American International Group, Inc. (a)	9,004	209
Medical Equipment (3.6%)
Intuitive Surgical, Inc. (a)	6,454	2,988
Metals & Minerals: Diversified (1.1%)
Molycorp, Inc. (a)	36,637	879
Pharmaceuticals (4.6%)
Mead Johnson Nutrition Co.	34,917	2,400
Valeant Pharmaceuticals International, Inc. (Canada) (a)	31,159	1,455
		3,855
Real Estate Investment Trusts (REIT) (3.3%)
Brookfield Asset Management, Inc., Class A (Canada)	100,329	2,757
Recreational Vehicles & Boats (3.2%)
Edenred (France)	107,345	2,643
Restaurants (3.3%)
Starbucks Corp.	29,871	1,374
Yum! Brands, Inc.	23,127	1,365
		2,739
Securities Brokerage & Services (1.0%)
Charles Schwab Corp. (The)	77,924	877
Semiconductors & Components (2.3%)
ARM Holdings PLC ADR (United Kingdom)	50,023	1,384
First Solar, Inc. (a)	14,749	498
		1,882
Wholesale & International Trade (1.9%)
Li & Fung Ltd. (d)	836,000	1,548
Total Common Stocks (Cost $65,507)		77,140
Convertible Preferred Stock (1.1%)
Alternative Energy (1.1%)
Better Place, Inc. (a)(b)(c) (Cost $521)	208,536	947
Short-Term Investment (6.5%)
Investment Company (6.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $5,450)	5,450,074	5,450
Total Investments (100.0%) (Cost $71,478)		83,537
Liabilities in Excess of Other Assets (—@%)		(—	@@)
Net Assets (100.0%)		$83,537

@  Amount is less than 0.05%.

@@  Amount is less than $500.

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Portfolio of Investments (cont'd)

Growth Portfolio

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $3,900,000, representing 4.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 significant observable inputs (000)	Level 3 Other Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$1,492	$—	$—	$1,492
Alternative Energy	2,527	—	—	2,527
Asset Management & Custodian	400	—	—	400
Biotechnology	1,137	—	—	1,137
Casinos & Gambling	1,158	—	—	1,158
Chemicals: Diversified	2,357	—	—	2,357
Commercial Finance & Mortgage Companies	1,355	—	—	1,355
Commercial Services	3,008	—	—	3,008
Communications Technology	3,282	—	—	3,282
Computer Services, Software & Systems	12,372	—	2,953	15,325
Computer Technology	8,709	—	—	8,709
Consumer Lending	1,248	—	—	1,248
Diversified Financial Services	176	—	—	176
Diversified Media	2,581	—	—	2,581
Diversified Retail	10,711	—	—	10,711
Financial Data & Systems	1,297	—	—	1,297
Insurance: Multi-Line	209	—	—	209
Medical Equipment	2,988	—	—	2,988
Metals & Minerals: Diversified	879	—	—	879
Pharmaceuticals	3,855	—	—	3,855
Real Estate Investment Trusts (REIT)	2,757	—	—	2,757
Recreational Vehicles & Boats	2,643	—	—	2,643
Restaurants	2,739	—	—	2,739
Securities Brokerage & Services	877	—	—	877

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 significant observable inputs (000)	Level 3 Other Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Components	$1,882	$—	$—	$1,882
Wholesale & International Trade	1,548	—	—	1,548
Total Common Stocks	74,187	—	2,953	77,140
Convertible Preferred Stock	—	—	947	947
Short-Term Investment Investment Company	5,450	—	—	5,450
Total Assets	$79,637	$—	$3,900	$83,537

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock	Convertible Preferred Stock
Beginning Balance	$1,726	$521
Purchases	467	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/ depreciation	760	426
Realized gains (losses)	—	—
Ending Balance	$2,953	$947
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$760	$426

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2011 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $65,821)	$77,877
Investment in Security of Affiliated Issuer, at Value (Cost $5,657)	5,660
Total Investments in Securities, at Value (Cost $71,478)	83,537
Receivable for Portfolio Shares Sold	171
Dividends Receivable	41
Tax Reclaim Receivable	22
Receivable from Affiliate	1
Other Assets	2
Total Assets	83,774
Liabilities:
Payable for Investment Advisory Fees	91
Payable for Portfolio Shares Redeemed	45
Payable for Professional Fees	29
Payable for Investments Purchased	28
Payable for Administration Fees	18
Distribution Fees — Class II Shares	7
Payable for Directors' Fees and Expenses	4
Payable for Custodian Fees	3
Other Liabilities	12
Total Liabilities	237
NET ASSETS	$83,537
Net Assets Consist of:
Paid-in-Capital	$67,963
Undistributed Net Investment Loss	(2)
Accumulated Net Realized Gain	3,517
Unrealized Appreciation (Depreciation) on:
Investments	12,056
Investments in Affiliates	3
Foreign Currency Translations	—	@
Net Assets	$83,537
CLASS I:
Net Assets	$52,279
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,600,887 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.10
CLASS II:
Net Assets	$31,258
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,581,414 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$19.77

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Growth Portfolio

Statement of Operations	Year Ended December 31, 2011 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $35 of Foreign Taxes Withheld)	$683
Dividends from Security of Affiliated Issuer	4
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	688
Expenses:
Investment Advisory Fees (Note B)	462
Administration Fees (Note C)	231
Distribution Fees — Class II Shares (Note D)	111
Professional Fees	66
Shareholder Reporting Fees	19
Custodian Fees (Note F)	15
Pricing Fees	5
Directors' Fees and Expenses	3
Other Expenses	12
Total Expenses	924
Distribution Fees — Class II Shares Waived (Note D)	(32)
Waiver of Investment Advisory Fees (Note B)	(27)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	861
Net Investment Loss	(173)
Realized Gain (Loss):
Investments Sold	10,873
Investments in Affiliates	— @
Foreign Currency Transactions	(3)
Net Realized Gain	10,870
Change in Unrealized Appreciation (Depreciation):
Investments	(13,019)
Investments in Affiliates	3
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	(13,018)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2,148)
Net Decrease in Net Assets Resulting from Operations	$(2,321)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(173)	$74
Net Realized Gain	10,870	3,126
Net Change in Unrealized Appreciation (Depreciation)	(13,018)	14,897
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,321)	18,097
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(66)	(78)
Total Distributions	(66)	(78)
Capital Share Transactions:(1)
Class I:
Subscribed	4,023	1,619
Distributions Reinvested	66	78
Redeemed	(15,905)	(13,815)
Class II:
Subscribed	17,861	9,132
Redeemed	(13,968)	(13,704)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,923)	(16,690)
Total Increase (Decrease) in Net Assets	(10,310)	1,329
Net Assets:
Beginning of Period	93,847	92,518
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(2) and $65)	$83,537	$93,847
(1) Capital Share Transactions:
Class I:
Shares Subscribed	185	88
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(736)	(767)
Net Decrease in Class I Shares Outstanding	(548)	(674)
Class II:
Shares Subscribed	839	512
Shares Redeemed	(664)	(791)
Net Increase (Decrease) in Class II Shares Outstanding	175	(279)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$20.70		$16.87		$10.19		$20.09		$16.48
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		0.03		0.02		0.01		0.05
Net Realized and Unrealized Gain (Loss)	(0.56)		3.82		6.66		(9.88)		3.56
Total from Investment Operations	(0.58)		3.85		6.68		(9.87)		3.61
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.02)		—		(0.03)		—
Net Asset Value, End of Period	$20.10		$20.70		$16.87		$10.19		$20.09
Total Return ++	(2.80)%		22.86%		65.55	%**	(49.19)%		21.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,279		$65,186		$64,501		$47,933		$126,476
Ratio of Expenses to Average Net Assets(1)	0.85	%+††	0.85	%+††	0.85	%+	0.85	%+	0.82	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.85	%+††	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.11	)%+††	0.16	%+††	0.16	%+	0.03	%+	0.30	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	30%		35%		19%		42%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.88	%††	0.87	%+††	0.90	%+	0.85	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.14	)%††	0.14	%+††	0.11	%+	0.03	%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 65.36%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$20.39		$16.63		$10.07		$19.88		$16.34
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		(0.02)		(0.01)		(0.03)		0.01
Net Realized and Unrealized Gain (Loss)	(0.55)		3.78		6.57		(9.78)		3.53
Total from Investment Operations	(0.62)		3.76		6.56		(9.81)		3.54
Net Asset Value, End of Period	$19.77		$20.39		$16.63		$10.07		$19.88
Total Return ++	(3.04)%		22.61%		65.14	%**	(49.35)%		21.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,258		$28,661		$28,017		$12,402		$26,641
Ratio of Expenses to Average Net Assets(1)	1.10	%+††	1.10	%+††	1.10	%+	1.10	%+	1.07	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.10	%+††	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.36	)%+††	(0.09	)%+††	(0.07	)%+	(0.20	)%+	0.05	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	30%		35%		19%		42%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%††	1.22	%+††	1.25	%+	1.20	%+	1.17	%+
Net Investment Loss to Average Net Assets	(0.49	)%††	(0.21	)%+††	(0.22	)%+	(0.30	)%+	(0.05	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II would have been approximately 64.95%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Growth Portfolio, formerly the "Capital Growth Portfolio." The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

MS Investment Management has agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, this waiver amounted to approximately $27,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2011, this waiver amounted to approximately $32,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$66	$—	$78	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss resulted in the following reclassifications among the components of net assets at December 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$172	$3	$(175)

At December 31, 2011, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4,101

At December 31, 2011, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$72,064	$21,076	$(9,603)	$11,473

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,920,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2011, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,567,000 and $35,789,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2011 (000)
$4,575	$32,131	$31,256	$4	$5,450

For the year ended December 31, 2011, the Portfolio had transactions with Citigroup, Inc., and its affiliated

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Notes to Financial Statements (cont'd)

broker/dealers which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act.

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (Loss)		Interest Income (000)		Value December 31, 2011 (000)
$—	$217	$10	—	@	—	@	$210

@  Amount is less than $500.

During the year ended December 31, 2011, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2011, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.7% and 85.8%, for Class I and Class II shares, respectively.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (formerly Capital Growth Portfolio) (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2011.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any Funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

22

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2011

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEGANN
IU12-00227P-Y12/11

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$34,860	(3)	$89,626	(4)
All Other Fees	$			$1,133,094
Total Non-Audit Fees		$34,860		$1,222,720

Total		$249,860		$1,222,720

2010

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$34,860	(3)	$199,783	(4)
All Other Fees	$			$90,520	(5)
Total Non-Audit Fees		$34,860		$290,303

Total		$249,860		$290,303

N/A- Not applicable, as not required by Item 4.

(1)              Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)              Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)              Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)              Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)              All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:  Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Universal Institutional Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2012